UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

DEC 12.31.23

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	AB BALANCED HEDGED ALLOCATION PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

BALANCED HEDGED ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2024

The following is an update of AB Variable Products Series Fund—Balanced Hedged Allocation Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2023.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk.

The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) that is designed as a solution for investors who seek exposure to equity returns but also want the risk diversification offered by fixed-income securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio also utilizes a risk management portfolio intended to enhance the risk-adjusted return of the Portfolio (the “Risk Management Component”). A portfolio’s return is enhanced on a risk-adjusted basis when the portfolio achieves lower volatility with similar returns, or higher returns at similar volatility, compared to its benchmark. Both Components are actively managed by the Adviser as an integrated whole.

With respect to the Balanced Component, the Portfolio typically invests in shares of exchange-traded funds (“ETFs”), most or all of which are passively managed; in exchange-traded derivatives; and directly in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. Through its investments, the Portfolio gains exposure to various domestic and foreign markets, regions and countries, including emerging markets. The Portfolio normally invests at least 25% of its assets in equity investments, primarily consisting of but not limited to ETFs. The Portfolio normally invests at least 25% of its assets in US fixed-income investments, primarily consisting of but not limited to US bond ETFs and US government securities, including Treasury inflation-protected securities. The Portfolio’s fixed-income exposure consists primarily of investment-grade debt and may from time to time include lower-rated debt (“junk bonds”). The Portfolio may also seek exposure to real assets by investing in real estate-related ETFs. The Portfolio uses derivatives to gain access to or adjust its equity and fixed-income exposures.

With respect to the Risk Management Component, the Adviser seeks to enhance the risk-adjusted return of the Portfolio, attempting to enhance market exposure in rising markets and reduce risk in downturns. The Adviser employs a variety of risk management techniques in its strategy, primarily using derivative instruments. The Adviser attempts to stabilize current returns of the Portfolio by using techniques designed to limit the downside exposure of the Portfolio during periods of market declines, to add market exposure to the Portfolio during periods of normal or rising markets, and to reduce the volatility of the Portfolio. The Adviser uses risk management techniques designed to protect the Portfolio’s ability to generate future income. These techniques may use strategies including options (involving the purchase and/or writing of various combinations of call and/or put index options, and also may include options on individual securities) and futures contracts (including futures contracts on stock indices and US Treasuries).

Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposures than making direct investments. The derivative instruments may include “long” and “short” positions in futures, options and swap contracts. The Portfolio may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted below, may use currency derivatives to hedge or add foreign currency exposure. The Risk Management Component may also include “long” and “short” positions in US government securities and cash instruments.

The Adviser may employ currency hedging strategies in the Portfolio, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so.

The Adviser considers a variety of factors in determining whether to sell a security, including changes in market conditions and changes in prospects for the security.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared with its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg US Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2023.

For the annual period, all share classes of the Portfolio underperformed the primary benchmark and outperformed the Bloomberg US Aggregate Bond Index. The Portfolio’s more diversified approach, which balances exposures to

1

AB Variable Products Series Fund

equities, bonds and risk-management techniques is expected to underperform the all-equity primary benchmark during normal and rising markets. During the 12-month period, equities and fixed-income assets contributed to absolute performance, while the risk-management techniques detracted.

During the 12-month period, the Portfolio used derivatives for hedging and investment purposes in the form of futures, which added to absolute performance, while purchased options detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended December 31, 2023. Early in the period, aggressive central bank tightening—led by the US Federal Reserve—pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

Fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns started to diverge based on individual country growth and inflation expectations and central bank decisions. Most central banks raised interest rates substantially to combat inflation, then paused further interest-rate hikes later in the period, and are now likely to begin to reduce short-term rates in 2024. Government bond returns in aggregate were strong as treasury yields fell significantly beginning in mid-October. Overall, developed-market investment-grade corporate bonds materially outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and significantly outperformed government bonds—especially in the eurozone and US. Emerging-market hard-currency sovereign bonds outperformed developed-market treasuries. Emerging-market hard-currency corporate bonds had strong relative positive returns. Among sovereigns and corporates, emerging-market high yield outperformed investment grade during the period. Local-currency sovereign bonds led emerging-market returns as the US dollar was mixed against all currencies over the year.

The Portfolio’s Senior Investment Management Team seeks enhanced risk-adjusted returns by utilizing a blend of US, international and emerging-market equities as well as diversifiers in the form of fixed-income, real estate investment trusts (“REITs”) and Treasury inflation-protected securities. The Portfolio also features a US Treasury futures overlay to benefit from potentially low correlation between Treasuries and equities. The blended equity and fixed-income exposures, combined with the US Treasury overlay and dynamic equity allocation (including equity index options) offer the potential to achieve higher risk-adjusted returns.

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BALANCED HEDGED ALLOCATION PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or US or non-US securities may have a more significant effect on the Portfolio’s net asset value (“NAV”) when one of these investment strategies is performing more poorly than others.

ETF Risk: ETFs are investment companies and are subject to market and selection risk. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Real Assets Risk: The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Portfolio’s losses.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Effective May 1, 2022, the Portfolio made certain changes to its principal strategies, including the modification of the strategies to invest in ETFs, most or all of which are passively managed; reduce allocations to international securities; add the Risk Management Component; and eliminate the targets for allocation of investments in natural resource equity securities and inflation-sensitive equity securities. In light of these changes, the performance shown for periods prior to May 1, 2022, is based on the Portfolio’s prior principal strategies and may not be representative of the Portfolio’s performance under its current principal strategies.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

BALANCED HEDGED ALLOCATION PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2023 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Balanced Hedged Allocation Portfolio Class A	13.04%	6.20%	5.31%

Balanced Hedged Allocation Portfolio Class B	12.66%	5.92%	5.04%

Primary Benchmark: MSCI ACWI (net)	22.20%	11.72%	7.93%

Bloomberg US Aggregate Bond Index[2]	5.53%	1.10%	1.81%

Bloomberg Global Aggregate Bond Index (USD hedged)	7.15%	1.40%	2.41%

1   Average annual returns.

2   Effective May 1, 2022, the secondary index used for comparison with the Portfolio’s performance has changed from the Bloomberg Global Aggregate Bond Index (USD hedged) to the Bloomberg US Aggregate Bond Index to show how the Portfolio’s performance compares with the returns of an index of securities similar to those in which the Portfolio invests.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73% and 0.98% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2013 TO 12/31/2023 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Balanced Hedged Allocation Portfolio Class A shares (from 12/31/2013 to 12/31/2023) as compared with the performance of the Portfolio’s current and previous benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

BALANCED HEDGED ALLOCATION PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,050.40	$3.62	0.70%	$3.88	0.75%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%	$3.82	0.75%

Class B
Actual	$1,000	$1,049.30	$4.91	0.95%	$5.17	1.00%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%	$5.09	1.00%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

BALANCED HEDGED ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2023 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
iShares Core S&P 500 ETF	$52,146,210	30.2%
iShares Core U.S. Aggregate Bond ETF	26,251,625	15.2
Vanguard Total Bond Market ETF	26,198,510	15.2
iShares Core MSCI EAFE ETF	20,886,915	12.1
iShares Core MSCI Emerging Markets ETF	11,208,528	6.5
S&P 500 Index	7,128,280	4.1
Vanguard Mid-Cap ETF	5,816,000	3.4
U.S. Treasury Inflation Index	4,766,149	2.8
Vanguard Real Estate ETF	4,329,640	2.5
Vanguard Small-Cap ETF	4,159,935	2.4

	$162,891,792	94.4%

SECURITY TYPE BREAKDOWN2

December 31, 2023 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$150,997,363	87.1%
Inflation-Linked Securities	4,766,149	2.7
Purchased Options—Calls	3,955,465	2.3
Purchased Options—Puts	3,172,815	1.8
Corporates—Investment Grade	195,495	0.1
Short-Term Investments	10,352,282	6.0

Total Investments	$173,439,569	100.0%

1	Long-term investments.

2	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

7

BALANCED HEDGED ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2023	AB Variable Products Series Fund

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES–87.4%
FUNDS AND INVESTMENT TRUSTS–87.4%*
iShares Core MSCI EAFE ETF		296,900	$20,886,915
iShares Core MSCI Emerging Markets ETF		221,600	11,208,528
iShares Core S&P 500 ETF		109,177	52,146,210
iShares Core U.S. Aggregate Bond ETF		264,500	26,251,625
Vanguard Mid-Cap ETF(a)		25,000	5,816,000
Vanguard Real Estate ETF(a)		49,000	4,329,640
Vanguard Small-Cap ETF(a)		19,500	4,159,935
Vanguard Total Bond Market ETF		356,200	26,198,510

Total Investment Companies (cost $146,127,521)			150,997,363

	Principal Amount (000)
INFLATION-LINKED SECURITIES–2.7%
UNITED STATES–2.7%
U.S. Treasury Inflation Index 0.125%, 01/15/2032(b) (cost $5,436,229)	U.S.$	5,409	4,766,149

	Notional Amount
PURCHASED OPTIONS–CALLS–2.3%
OPTIONS ON EQUITY INDICES–2.3%
S&P 500 Index Expiration: Dec 2025; Contracts: 19; Exercise Price: USD 4,700.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	8,930,000	1,230,725

S&P 500 Index Expiration: Dec 2025; Contracts: 18; Exercise Price: USD 4,500.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	8,100,000	1,403,820
S&P 500 Index Expiration: Dec 2025; Contracts: 9; Exercise Price: USD 4,800.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	4,320,000	526,275
S&P 500 Index Expiration: Dec 2025; Contracts: 7; Exercise Price: USD 4,900.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	3,430,000	366,905
S&P 500 Index Expiration: Dec 2025; Contracts: 6; Exercise Price: USD 4,600.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	2,760,000	427,740

Total Purchased Options–Calls (premiums paid $2,944,751)			3,955,465

PURCHASED OPTIONS–PUTS–1.8%
OPTIONS ON EQUITY INDICES–1.8%
S&P 500 Index Expiration: Dec 2025; Contracts: 42; Exercise Price: USD 4,600.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	19,320,000	1,194,270
S&P 500 Index Expiration: Dec 2025; Contracts: 19; Exercise Price: USD 4,700.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	8,930,000	591,280

8

AB Variable Products Series Fund

Company	Notional Amount		U.S. $ Value

S&P 500 Index Expiration: Dec 2025; Contracts: 18; Exercise Price: USD 4,500.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	8,100,000	$466,740
S&P 500 Index Expiration: Dec 2025; Contracts: 15; Exercise Price: USD 4,400.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	6,600,000	354,225
S&P 500 Index Expiration: Dec 2025; Contracts: 9; Exercise Price: USD 4,800.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	4,320,000	306,180
S&P 500 Index Expiration: Dec 2025; Contracts: 7; Exercise Price: USD 4,900.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	3,430,000	260,120

Total Purchased Options–Puts (premiums paid $4,074,243)			3,172,815

	Principal Amount (000)
CORPORATES–INVESTMENT GRADE–0.1%
INDUSTRIAL–0.1%
SERVICES–0.1%
Chicago Parking Meters LLC(d) (cost $200,000)	U.S.$	200	195,495

	Shares
COMMON STOCKS–0.0%
ENERGY–0.0%
OIL, GAS & CONSUMABLE FUELS–0.0%
Gazprom PJSC(c)(d)(e)		31,460	–0	–
LUKOIL PJSC(d)(e)(f)		790	–0	–

			–0	–

MATERIALS–0.0%
METALS & MINING–0.0%
MMC Norilsk Nickel PJSC (ADR)(c)(d)(e)		2,540	–0	–

Total Common Stocks (cost $272,696)			–0	–

SHORT-TERM INVESTMENTS–6.0%
INVESTMENT COMPANIES–6.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(g)(h)* (cost $10,352,282)		10,352,282	10,352,282

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.3% (cost $169,407,722)			173,439,569

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.6%
INVESTMENT COMPANIES–3.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(g)(h)* (cost $6,202,225)		6,202,225	6,202,225

TOTAL INVESTMENTS–103.9% (cost $175,609,947)			179,641,794
Other assets less liabilities–(3.9)%			(6,800,909)

NET ASSETS–100.0%			$172,840,885

9

BALANCED HEDGED ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
E-Mini Russell 2000 Futures	10	March 2024	$1,023,850	$79,067
MSCI EAFE Futures	45	March 2024	5,067,900	199,345
MSCI Emerging Markets Futures	52	March 2024	2,687,620	124,373
S&P 500 E-Mini Futures	56	March 2024	13,496,000	502,209
S&P Mid 400 E-Mini Futures	4	March 2024	1,123,800	63,942
U.S. Long Bond (CBT) Futures	50	March 2024	6,246,875	501,869
U.S. T-Note 10 Yr (CBT) Futures	516	March 2024	58,251,563	1,901,820

				$3,372,625

*	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
LUKOIL PJSC	06/29/2018	$61,154	$–0	–	0.00%

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

MSCI—Morgan Stanley Capital International

PJSC—Public Joint Stock Company

See notes to financial statements.

10

BALANCED HEDGED ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2023	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $159,055,440)	$163,087,287	(a)
Affiliated issuers (cost $16,554,507—including investment of cash collateral for securities loaned of $6,202,225)	16,554,507
Cash	2,476
Foreign currencies, at value (cost $6,778)	6,923
Affiliated dividends receivable	40,660
Unaffiliated interest and dividends receivable	17,852
Receivable due from Adviser	1,478
Receivable for capital stock sold	103

Total assets	179,711,286

LIABILITIES
Payable for collateral received on securities loaned	6,202,225
Payable for capital stock redeemed	144,521
Advisory fee payable	64,886
Payable for variation margin on futures	64,679
Distribution fee payable	32,719
Administrative fee payable	24,090
Foreign capital gains tax payable	5,943
Transfer Agent fee payable	150
Accrued expenses	331,188

Total liabilities	6,870,401

NET ASSETS	$172,840,885

COMPOSITION OF NET ASSETS
Capital stock, at par	$19,993
Additional paid-in capital	167,328,453
Distributable earnings	5,492,439

NET ASSETS	$172,840,885

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$15,842,959	1,804,782	$8.78

B	$156,997,926	18,188,029	$8.63

(a)	Includes securities on loan with a value of $24,942,897 (see Note E).

See notes to financial statements.

11

BALANCED HEDGED ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2023	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $8,301)	$3,864,791
Affiliated issuers	429,579
Interest	185,150
Securities lending income	37,429

4,516,949

EXPENSES
Advisory fee (see Note B)	779,924
Distribution fee—Class B	393,840
Transfer agency—Class A	490
Transfer agency—Class B	4,892
Custody and accounting	129,746
Administrative	96,512
Audit and tax	86,643
Printing	39,667
Legal	37,518
Directors’ fees	18,989
Miscellaneous	17,400

Total expenses	1,605,621
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(12,811)

Net expenses	1,592,810

Net investment income	2,924,139

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions(a)	(4,552,830)
Futures	(1,497,512)
Foreign currency transactions	(116)
Net change in unrealized appreciation (depreciation) of:
Investments	19,261,607
Futures	4,567,585
Foreign currency denominated assets and liabilities	2,270

Net gain on investment and foreign currency transactions	17,781,004

NET INCREASE IN NET ASSETS FROM OPERATIONS	$20,705,143

(a)	Net of foreign realized capital gains taxes of $7,857.

See notes to financial statements.

12

BALANCED HEDGED ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2023		Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,924,139		$2,576,399
Net realized gain (loss) on investment and foreign currency transactions	(6,050,458)		10,294,648
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	23,831,462		(58,310,497)
Contributions from Affiliates (see Note B)	–0	–	2,636

Net increase (decrease) in net assets from operations	20,705,143		(45,436,814)
Distributions to Shareholders
Class A	(978,634)		(2,419,129)
Class B	(9,515,346)		(24,164,652)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(14,760,704)		3,638,903

Total decrease	(4,549,541)		(68,381,692)
NET ASSETS
Beginning of period	177,390,426		245,772,118

End of period	$172,840,885		$177,390,426

See notes to financial statements.

13

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2023	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Balanced Hedged Allocation Portfolio (the “Portfolio”) (formerly known as AB Balanced Wealth Strategy Portfolio) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

14

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk

15

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2023:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$150,997,363		$–0	–	$–0	–	$150,997,363
Inflation-Linked Securities	–0	–	4,766,149		–0	–	4,766,149
Purchased Options—Calls	–0	–	3,955,465		–0	–	3,955,465
Purchased Options—Puts	–0	–	3,172,815		–0	–	3,172,815
Corporates—Investment Grade	–0	–	195,495		–0	–	195,495
Common Stocks	–0	–	–0	–	0	(a)	–0	–
Short-Term Investments	10,352,282		–0	–	–0	–	10,352,282
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,202,225		–0	–	–0	–	6,202,225

Total Investments in Securities	167,551,870		12,089,924		0	(a)	179,641,794
Other Financial Instruments(b):
Assets:
Futures	3,372,625		–0	–	–0	–	3,372,625	(c)

Total	$170,924,495		$12,089,924		$0	(a)	$183,014,419

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)	Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

16

AB Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .425% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Prior to May 2, 2022, the Portfolio paid the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2023, there was no such reimbursement. This fee waiver and/or expense reimbursement agreement extends through May 1, 2024 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2023, the reimbursement for such services amounted to $96,512.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,800 for the year ended December 31, 2023.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2023, such waiver amounted to $9,983.

17

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2023 is as follows:

Portfolio	Market Value 12/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$7,692	$51,889	$49,228	$10,353	$430
Government Money Market Portfolio*	1,978	308,531	304,307	6,202	12

Total				$16,555	$442

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended December 31, 2022, the Adviser reimbursed the Portfolio $2,636 for trading losses incurred due to a trade entry error.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$7,018,994		$28,938,893
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$175,609,947

Gross unrealized appreciation	$12,737,265
Gross unrealized depreciation	(8,705,418)

Net unrealized appreciation	$4,031,847

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in

18

AB Variable Products Series Fund

the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2023, the Portfolio held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

19

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the year ended December 31, 2023, the Portfolio held purchased options for hedging and non-hedging purposes.

During the year ended December 31, 2023, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$2,403,689	*

Equity contracts	Receivable for variation margin on futures	968,936	*

Equity contracts	Investments in securities, at value	7,128,280

Total		$10,500,905

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(3,923,823)	$2,869,782

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	2,426,311	1,697,803

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(4,498,171)	926,466

Total		$(5,995,683)	$5,494,051

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2023:

Futures:
Average notional amount of buy contracts	$92,668,322
Average notional amount of sale contracts	$11,027,693	(a)
Purchased Options:
Average notional amount	$72,151,538

(a)	Positions were open for one month during the year.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

20

AB Variable Products Series Fund

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$24,942,897	$6,202,225	$19,388,944	$25,581	$11,848	$2,828

*	As of December 31, 2023.

21

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Class A
Shares sold	15,409	124,450	$134,466	$1,307,388
Shares issued in reinvestment of dividends and distributions	117,766	264,675	978,634	2,419,127
Shares redeemed	(289,545)	(289,813)	(2,475,377)	(2,886,339)

Net increase (decrease)	(156,370)	99,312	$(1,362,277)	$840,176

Class B
Shares sold	503,184	888,386	$4,219,796	$8,974,615
Shares issued on reinvestment of dividends and distributions	1,163,245	2,684,961	9,515,346	24,164,652
Shares redeemed	(3,256,453)	(3,131,166)	(27,133,569)	(30,340,540)

Net increase (decrease)	(1,590,024)	442,181	$(13,398,427)	$2,798,727

At December 31, 2023, certain shareholders of the Portfolio owned 69% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Allocation Risk—The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

ETF Risk—ETFs are investment companies and are subject to market and selection risk. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

22

AB Variable Products Series Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Real Assets Risk—The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Portfolio’s losses.

LIBOR Replacement Risk—The Portfolio may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

23

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2023.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$1,598,559	$8,298,483
Net long-term capital gains	8,895,421	18,285,298

Total taxable distributions paid	$10,493,980	$26,583,781

As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,667,559
Undistributed capital gains	1,628,849
Other losses	(4,831,773	)(a)
Unrealized appreciation (depreciation)	4,033,747	(b)

Total accumulated earnings (deficit)	$5,498,382

(a)	As of December 31, 2023, the cumulative deferred loss on straddles was $4,831,773.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2023, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

24

BALANCED HEDGED ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.28	$11.75	$10.61	$10.24	$10.10

Income From Investment Operations
Net investment income(a)(b)	.16	.15	.16	.13	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.89	(2.25)	1.29	.78	1.58
Contributions from Affiliates	–0	–	.00	(c)	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.05	(2.10)	1.45	.91	1.77

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.35)	(.06)	(.24)	(.29)
Distributions from net realized gain on investment transactions	(.45)	(1.02)	(.25)	(.30)	(1.34)

Total dividends and distributions	(.55)	(1.37)	(.31)	(.54)	(1.63)

Net asset value, end of period	$8.78	$8.28	$11.75	$10.61	$10.24

Total Return
Total investment return based on net asset value(d)*	13.04%	(18.99)%	13.73%	9.41%	18.53%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,843	$16,241	$21,879	$21,252	$24,347
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	.69%	.63%	.56%	.55%	.55%
Expenses, before waivers/reimbursements(e)(f)‡	.70%	.71%	.75%	.77%	.75%
Net investment income(b)	1.92%	1.50%	1.43%	1.38%	1.81%
Portfolio turnover rate	4%	135	%**	63	%**	66	%**	63	%**

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.09%	.20%	.22%	.22%

See footnote summary on page 27.

25

BALANCED HEDGED ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.15	$11.58	$10.47	$10.10	$9.98

Income From Investment Operations
Net investment income(a)(b)	.14	.12	.13	.11	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.87	(2.22)	1.26	.78	1.56
Contributions from Affiliates	–0	–	.00	(c)	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.01	(2.10)	1.39	.89	1.72

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.31)	(.03)	(.22)	(.26)
Distributions from net realized gain on investment transactions	(.45)	(1.02)	(.25)	(.30)	(1.34)

Total dividends and distributions	(.53)	(1.33)	(.28)	(.52)	(1.60)

Net asset value, end of period	$8.63	$8.15	$11.58	$10.47	$10.10

Total Return
Total investment return based on net asset value(d)*	12.66%	(19.17)%	13.36%	9.25%	18.20%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$156,998	$161,149	$223,893	$222,427	$231,071
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	.94%	.88%	.81%	.80%	.80%
Expenses, before waivers/reimbursements(e)(f)‡	.95%	.96%	1.00%	1.02%	1.00%
Net investment income(b)	1.66%	1.24%	1.20%	1.14%	1.57%
Portfolio turnover rate	4%	135	%**	63	%**	66	%**	63	%**

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
Portfolios	.04%	.09%	.20%	.22%	.22%

See footnote summary on page 27.

26

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019, such waiver amounted to .01%, .08%, .19%, .20% and .20%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended December 31,
	2023	2022	2021	2020	2019
Class A
Net of waivers/reimbursements	.69%	.63%	.56%	.55%	.54%
Before waivers/reimbursements	.70%	.71%	.75%	.77%	.75%
Class B
Net of waivers/reimbursements	.94%	.88%	.81%	.80%	.79%
Before waivers/reimbursements	.95%	.96%	1.00%	1.02%	1.00%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2022 by .02%.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Balanced Hedged Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Balanced Hedged Allocation Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2024

28

2023 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2023. For corporate shareholders, 3.63% of dividends paid qualify for the dividends received deduction. The Portfolio designates $8,895,421 of dividends paid as long-term capital gain dividends.

29

BALANCED HEDGED ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS
Rohith Eggidi(2), Vice President Daniel J. Loewy(2), Vice President Marshall Greenbaum(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Congress Street Suite 1 Boston, MA 02114	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)

The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Eggidi, Loewy and Greenbaum are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

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BALANCED HEDGED ALLOCATION PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors and Advisory Board member is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 48 (2021)	Senior Vice President of the Adviser**, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	82	None

INDEPENDENT DIRECTORS

Garry L. Moody## Chairman of the Board 71 (2008)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017–2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014–2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

31

BALANCED HEDGED ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Michael J. Downey,## 80 (2005)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C . McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

Marshall C. Turner, Jr.## 82 (2005)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

ADVISORY BOARD MEMBER
Emilie D. Wrapp,# 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023–June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

33

BALANCED HEDGED ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

*

The address for each of the Company’s Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors or Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former role with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

34

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Rohith Eggidi 36	Vice President	Vice President of the Adviser** since 2020. Prior thereto, he was associated in a substantially similar capacity to his current position as an Associate Portfolio Manager since prior to 2019 at AnchorPath Financial, LLC, an investment management firm specializing in risk management solutions which was acquired by the Adviser in 2020.

Daniel J. Loewy 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Chief Investment Officer and Head of Multi-Asset and Hedge Fund Solutions; and Chief Investment Officer for Dynamic Asset Allocation.

Marshall Greenbaum 55	Vice President	Senior Vice President of the Adviser** since 2020. Prior thereto, principal (and founder) of AnchorPath Financial, LLC, an investment management firm specializing in risk management solutions which was acquired by the Adviser in 2020.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser,** with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

35

BALANCED HEDGED ALLOCATION PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

36

BALANCED HEDGED ALLOCATION PORTFOLIO	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Balanced Hedged Allocation Portfolio (formerly AB Balanced Wealth Strategy Portfolio) (the “Fund”) at meetings held in-person on August 1-2, 2023 and October 31-November 2, 2023 (the “Meetings”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is

37

BALANCED HEDGED ALLOCATION PORTFOLIO

(continued)	AB Variable Products Series Fund

difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meetings, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meetings, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and July 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The directors considered the schedule of fees charged by the Adviser for services to any sub-advised funds utilizing investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class B shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class B expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median. After reviewing and discussing the Adviser’s explanation for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there

38

AB Variable Products Series Fund

is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

39

VPS-BHA- 0151-1223

DEC 12.31.23

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	AB DYNAMIC ASSET ALLOCATION PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2024

The following is an update of AB Variable Products Series Fund—Dynamic Asset Allocation Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2023.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”) and other financial instruments, and expects to enter into derivatives transactions, such as options, futures contracts, forwards and swaps to achieve market exposure. The Portfolio’s neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities, and inflation-indexed securities. The Portfolio may invest in US, non-US and emerging-market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio’s asset allocation and may make frequent adjustments to the Portfolio’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation (“DAA”) techniques, the Adviser employs a discretionary volatility reduction/management strategy intended to reduce overall volatility and limit downside exposure. The Adviser adjusts the Portfolio’s exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser’s assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio’s overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio’s exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio’s exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio’s exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser considers factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser considers the impact of derivatives and ETFs in making its assessment of the Portfolio’s risks.

Currency exchange-rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-US dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset-allocation decision-making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio’s investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, the Bloomberg US Treasury Index and its blended benchmark, a 60%/40% blend of the MSCI World Index and the Bloomberg US Treasury Index, respectively, for the one-, five- and 10-year periods ended December 31, 2023.

For the 12-month period, all share classes of the Portfolio underperformed the primary and blended benchmarks, but outperformed the Bloomberg US Treasury Index. The Portfolio’s diversified approach, which targets a 60%/40% allocation to equities and bonds, underperformed due to

AB Variable Products Series Fund

multiple detractors over the 12-month period. Underperformance related to equity timing and the Portfolio’s strategic hedges, primarily an extension to duration and a long volatility option, detracted from performance.

The Portfolio began the year modestly underweight to equity, which was motivated by the uncertainty surrounding headline inflation and the hawkish tone by the US Federal Reserve (the “Fed”) leading many to believe significant tightening will continue in the future. The Portfolio was overweight to bonds, which added additional diversification and defensiveness.

By the beginning of February, the Portfolio moved to an overweight to equities. As recent economic data raised expectations that inflation could be curbed without triggering a significant recession, the optimism and less defensive positions for investors were short lived as a potential financial collapse became reality in late March. The Portfolio closed the overweight to equites, which was motivated by the collapse of US-based Silicon Valley Bank and Signature Bank, and later, Credit Suisse, triggered fears of broader financial contagion. Banking industry turmoil, concern over a potential credit crunch, and uncertainty around the direction of central bank policy revived recessionary fears. After the financial disruption, the Portfolio closed the underweight to equites. During the second half of the year, the Portfolio carried a modest overweight to equities with the exception of October. October brought uncertainty as stronger-than-expected third-quarter economic growth supported the Fed’s commitment to higher-for-longer rates and quantitative tightening. This triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment. Equity markets rallied sharply during November and December, as optimism rose that the Fed would begin to cut interest rates in 2024—both earlier and more than previously anticipated.

The Portfolio’s Senior Investment Management Team (the “Team”) ended the 12-month period with a modest overweight to risk assets including developed-market equities. The Team also ended the period with an overweight to both the Australian and US dollars, as well as the British pound.

During the 12-month period, an underweight US Large-Cap equity, international equity and strategic hedges detracted from performance, while equity country selection contributed to performance.

During the 12-month period, the Portfolio used derivatives for hedging and investment purposes in the form of futures, currency forwards, purchased options and total return swaps, which detracted from absolute returns, while credit default swaps added.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended December 31, 2022. In response to persistently high inflation, central banks—led by the Fed—took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional rate raises, including four consecutive 0.75% increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks have been pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Fixed-income government bond market yields rose sharply, and bond prices fell significantly in all major developed markets, as most central banks raised interest rates to combat high and persistent inflation. Lower-than-expected inflation numbers late in the period led to optimism that central bank policy rate increases would moderate. Longer-term bonds fell the most in the UK and eurozone, and by the least in Japan. Securitized assets generally outperformed other credit-risk sectors. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, underperformed global treasuries—trailing US Treasury bonds in the US while outperforming eurozone treasuries in the euro bloc. Developed-market high-yield corporate bonds modestly outperformed global treasuries, trailing in the US and outperforming in the eurozone relative to respective treasury markets. Emerging-market sovereign bonds trailed as the US dollar gained on the vast majority of currencies. Emerging-market corporate bonds and local-currency bonds also fell sharply. Brent crude oil prices were extremely volatile and rose during the period.

DYNAMIC ASSET ALLOCATION PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and the Bloomberg US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg US Treasury Index represents the performance of US Treasuries within the US government fixed-income market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-US) Risk: The Portfolio’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss.

(Disclosures, Risks and Note About Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Portfolio’s losses.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

DYNAMIC ASSET ALLOCATION PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2023 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Dynamic Asset Allocation Portfolio Class A	13.70%	4.29%	3.47%

Dynamic Asset Allocation Portfolio Class B	13.48%	4.03%	3.22%

Primary Benchmark: MSCI World Index	23.79%	12.80%	8.60%

Bloomberg US Treasury Index	4.05%	0.53%	1.27%

Blended Benchmark: 60% MSCI World Index/ 40% Bloomberg US Treasury Index	15.65%	8.15%	5.91%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.92% and 1.18% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2013 TO 12/31/2023 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Dynamic Asset Allocation Portfolio Class A shares (from 12/31/2013 to 12/31/2023) as compared with the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

DYNAMIC ASSET ALLOCATION PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,049.70	$4.39	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%

Class B
Actual	$1,000	$1,048.40	$5.68	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2023 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Notes & Bonds	$87,020,873	34.3%
Apple, Inc.	7,831,735	3.1
Microsoft Corp.	6,905,975	2.7
Amazon.com, Inc.	3,671,022	1.4
NVIDIA Corp.	3,182,779	1.3
Alphabet, Inc.—Class A	2,156,395	0.8
Meta Platforms, Inc.—Class A	2,046,951	0.8
Alphabet, Inc.—Class C	1,914,393	0.8
Tesla, Inc.	1,846,952	0.7
Broadcom, Inc.	1,291,501	0.5

	$117,868,576	46.4%

PORTFOLIO BREAKDOWN2

December 31, 2023 (unaudited)

ASSET CLASSES	ALLOCATION
Equities
US Large Cap	46.3%
International Large Cap	18.4

Sub-total	64.7

Fixed Income
U.S. Bonds	35.1
International Bonds	0.2

Sub-total	35.3

Total	100.0%

SECURITY TYPE BREAKDOWN3

December 31, 2023 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$156,575,088	62.3%
Governments—Treasuries	87,020,873	34.6
Agencies	811,848	0.3
Purchased Options—Puts	729,943	0.3
Short-Term Investments	6,267,808	2.5

Total Investments	$251,405,560	100.0%

1	Long-term investments.

2	The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

3	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2023	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–61.7%

INFORMATION TECHNOLOGY–14.2%
COMMUNICATIONS EQUIPMENT–0.4%
Arista Networks, Inc.(a)	685	$161,324
Cisco Systems, Inc.	10,539	532,430
F5, Inc.(a)	155	27,742
Juniper Networks, Inc.	836	24,645
Motorola Solutions, Inc.	435	136,194
Nokia Oyj	14,068	47,915
Telefonaktiebolaget LM Ericsson–Class B	7,618	47,942

		978,192

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Amphenol Corp.–Class A	1,552	153,850
Azbil Corp.	299	9,862
CDW Corp./DE	349	79,335
Corning, Inc.	2,108	64,189
Halma PLC	987	28,698
Hamamatsu Photonics KK	349	14,319
Hexagon AB–Class B	5,401	64,873
Hirose Electric Co., Ltd.	89	10,052
Ibiden Co., Ltd.	241	13,295
Jabil, Inc.	341	43,443
Keyence Corp.	524	230,223
Keysight Technologies, Inc.(a)	462	73,500
Kyocera Corp.	3,436	50,028
Murata Manufacturing Co., Ltd.	4,451	94,058
Omron Corp.	453	21,079
Shimadzu Corp.	578	16,116
TDK Corp.	962	45,622
TE Connectivity Ltd.	817	114,789
Teledyne Technologies, Inc.(a)	123	54,894
Trimble, Inc.(a)	646	34,367
Yaskawa Electric Corp.(b)	607	25,264
Yokogawa Electric Corp.	534	10,150
Zebra Technologies Corp.–Class A(a)	134	36,626

		1,288,632

IT SERVICES–0.9%
Accenture PLC–Class A	1,633	573,036
Akamai Technologies, Inc.(a)	395	46,748
Bechtle AG	213	10,669
Capgemini SE	407	85,059
CGI, Inc.(a)	544	58,278
Cognizant Technology Solutions Corp.–Class A	1,314	99,246
EPAM Systems, Inc.(a)	151	44,898
Fujitsu Ltd.	451	67,873

Company	Shares	U.S. $ Value

Gartner, Inc.(a)	206	$92,929
GoDaddy, Inc.–Class A(a)	363	38,536
International Business Machines Corp.	2,371	387,777
MongoDB, Inc.(a)	186	76,046
NEC Corp.	609	35,983
Nomura Research Institute Ltd.	954	27,707
NTT Data Group Corp.	1,622	22,928
Obic Co., Ltd.	221	38,024
Okta, Inc.(a)	408	36,936
Otsuka Corp.(b)	230	9,466
SCSK Corp.	392	7,761
Shopify, Inc.–Class A(a)	3,131	243,760
Snowflake, Inc.–Class A(a)	729	145,071
TIS, Inc.	494	10,858
Twilio, Inc.–Class A(a)	448	33,990
VeriSign, Inc.(a)	242	49,842
Wix.com Ltd.(a)	141	17,346

		2,260,767

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.0%
Advanced Micro Devices, Inc.(a)	4,204	619,712
Advantest Corp.	1,908	64,291
Analog Devices, Inc.	1,291	256,341
Applied Materials, Inc.	2,177	352,826
ASM International NV	123	64,018
ASML Holding NV	1,049	791,877
BE Semiconductor Industries NV(b)	201	30,346
Broadcom, Inc.	1,157	1,291,501
Disco Corp.	268	66,187
Enphase Energy, Inc.(a)	355	46,910
Entegris, Inc.	391	46,850
First Solar, Inc.(a)	264	45,482
Infineon Technologies AG	3,397	141,868
Intel Corp.	10,896	547,524
KLA Corp.	355	206,361
Lam Research Corp.	344	269,441
Lasertec Corp.(b)	271	71,145
Lattice Semiconductor Corp.(a)	359	24,767
Marvell Technology, Inc.	2,245	135,396
Microchip Technology, Inc.	1,416	127,695
Micron Technology, Inc.	2,857	243,816
Monolithic Power Systems, Inc.	119	75,063
NVIDIA Corp.	6,427	3,182,779
NXP Semiconductors NV	671	154,115
ON Semiconductor Corp.(a)	1,123	93,804
Qorvo, Inc.(a)	255	28,716
QUALCOMM, Inc.	2,904	420,006
Renesas Electronics Corp.(a)	3,817	68,252
Rohm Co., Ltd.	816	15,578
Skyworks Solutions, Inc.	415	46,654

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

STMicroelectronics NV	1,778	$89,183
SUMCO Corp.(b)	834	12,476
Teradyne, Inc.	401	43,517
Texas Instruments, Inc.	2,363	402,797
Tokyo Electron Ltd.(b)	1,290	229,284

		10,306,578

SOFTWARE–5.1%
Adobe, Inc.(a)	1,185	706,971
ANSYS, Inc.(a)	226	82,011
Aspen Technology, Inc.(a)	76	16,731
Atlassian Corp., Ltd.–Class A(a)	404	96,095
Autodesk, Inc.(a)	557	135,618
Bentley Systems, Inc.– Class B	552	28,803
BILL Holdings, Inc.(a)	250	20,398
Cadence Design Systems, Inc.(a)	708	192,838
Check Point Software Technologies Ltd.(a)	244	37,281
Cloudflare, Inc.–Class A(a)	723	60,197
Coinbase Global, Inc.–Class A(a)	445	77,394
Confluent, Inc.–Class A(a)	471	11,021
Constellation Software, Inc./Canada(b)	53	131,406
Crowdstrike Holdings, Inc.–Class A(a)	589	150,383
CyberArk Software Ltd.(a)	109	23,876
Dassault Systemes SE	1,738	85,070
Datadog, Inc.–Class A(a)	662	80,354
Descartes Systems Group, Inc. (The)(a)	222	18,652
DocuSign, Inc.(a)	528	31,390
Dropbox, Inc.–Class A(a)	675	19,899
Fair Isaac Corp.(a)	65	75,661
Fortinet, Inc.(a)	1,737	101,667
Gen Digital, Inc.	1,497	34,162
HubSpot, Inc.(a)	124	71,987
Intuit, Inc.	730	456,272
Manhattan Associates, Inc.(a)	161	34,667
Microsoft Corp.	18,365	6,905,975
Monday.com Ltd.(a)	69	12,959
Nemetschek SE	150	12,950
Nice Ltd.(a)	165	32,815
Open Text Corp.	705	29,630
Oracle Corp.	4,277	450,924
Oracle Corp. Japan	142	10,931
Palantir Technologies, Inc.–Class A(a)	4,801	82,433
Palo Alto Networks, Inc.(a)	803	236,789
PTC, Inc.(a)	309	54,063
Roper Technologies, Inc.	278	151,557
Sage Group PLC (The)	2,671	39,875
Salesforce, Inc.(a)	2,532	666,270
SAP SE	2,717	418,205

Company	Shares	U.S. $ Value

ServiceNow, Inc.(a)	532	$375,853
Splunk, Inc.(a)	417	63,530
Synopsys, Inc.(a)	396	203,904
Temenos AG (REG)	166	15,469
Trend Micro, Inc./Japan(a)	289	15,424
Tyler Technologies, Inc.(a)	110	45,993
UiPath, Inc.–Class A(a)	1,008	25,039
Unity Software, Inc.(a)(b)	648	26,497
WiseTech Global Ltd.(b)	433	22,193
Workday, Inc.–Class A(a)	539	148,796
Xero Ltd.(a)	374	28,532
Zoom Video Communications, Inc.–Class A(a)	620	44,584
Zscaler, Inc.(a)	230	50,959

		12,952,953

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–3.3%
Apple, Inc.	40,678	7,831,735
Brother Industries Ltd.	585	9,316
Canon, Inc.(b)	2,511	64,417
Dell Technologies, Inc.–Class C	666	50,949
FUJIFILM Holdings Corp.	1,009	60,469
Hewlett Packard Enterprise Co.	3,337	56,662
HP, Inc.	2,314	69,628
Logitech International SA (REG)	428	40,698
NetApp, Inc.	543	47,871
Ricoh Co., Ltd.	1,372	10,508
Seagate Technology Holdings PLC	514	43,880
Seiko Epson Corp.	692	10,332
Super Micro Computer, Inc.(a)(b)	124	35,248
Western Digital Corp.(a)	843	44,148

		8,375,861

		36,162,983

FINANCIALS–9.3%
BANKS–3.5%
ABN AMRO Bank NV	1,238	18,618
AIB Group PLC	4,088	17,508
ANZ Group Holdings Ltd.	7,819	138,146
Banco Bilbao Vizcaya Argentaria SA	15,521	141,462
Banco BPM SpA	3,153	16,708
Banco Santander SA	42,108	176,124
Bank Hapoalim BM	3,305	29,691
Bank Leumi Le-Israel BM	3,965	31,910
Bank of America Corp.	18,607	626,498
Bank of Ireland Group PLC	2,749	24,957
Bank of Montreal	1,876	185,625
Bank of Nova Scotia (The)(b)	3,136	152,652

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Banque Cantonale Vaudoise (REG)(b)	79	$10,188
Barclays PLC	39,303	76,958
BNP Paribas SA	2,733	189,795
BOC Hong Kong Holdings Ltd.	9,031	24,533
CaixaBank SA	10,735	44,210
Canadian Imperial Bank of Commerce(b)	2,405	115,799
Chiba Bank Ltd. (The)	1,314	9,467
Citigroup, Inc.	5,010	257,714
Citizens Financial Group, Inc.	1,228	40,696
Commerzbank AG	2,742	32,591
Commonwealth Bank of Australia(b)	4,361	332,382
Concordia Financial Group Ltd.(b)	2,721	12,403
Credit Agricole SA	2,779	39,508
Danske Bank A/S	1,794	47,956
DBS Group Holdings Ltd.	4,175	105,581
DNB Bank ASA	2,408	51,197
Erste Group Bank AG	894	36,211
Fifth Third Bancorp	1,771	61,082
FinecoBank Banca Fineco SpA	1,588	23,890
First Citizens BancShares, Inc./NC–Class A	29	41,150
Hang Seng Bank Ltd.	1,305	15,236
HSBC Holdings PLC	50,697	410,137
Huntington Bancshares, Inc./OH	3,767	47,916
ING Groep NV	9,417	141,203
Intesa Sanpaolo SpA	40,433	118,323
Israel Discount Bank Ltd.–Class A	3,218	16,112
Japan Post Bank Co., Ltd.	3,718	37,838
JPMorgan Chase & Co.	7,561	1,286,126
KBC Group NV	651	42,249
KeyCorp	2,435	35,064
Lloyds Banking Group PLC	165,335	100,282
M&T Bank Corp.	432	59,219
Mediobanca Banca di Credito Finanziario SpA(b)	1,436	17,795
Mitsubishi UFJ Financial Group, Inc.	29,687	254,778
Mizrahi Tefahot Bank Ltd.	402	15,562
Mizuho Financial Group, Inc.	6,254	106,679
National Australia Bank Ltd.	8,140	170,133
National Bank of Canada(b)	879	67,000
NatWest Group PLC	14,987	41,745
Nordea Bank Abp (Helsinki)	8,309	103,155
Oversea-Chinese Banking Corp., Ltd.	8,327	81,933
PNC Financial Services Group, Inc. (The)	1,036	160,425

Company	Shares	U.S. $ Value

Regions Financial Corp.	2,441	$47,307
Resona Holdings, Inc.	5,522	27,993
Royal Bank of Canada	3,630	367,096
Shizuoka Financial Group, Inc.	1,194	10,096
Skandinaviska Enskilda Banken AB–Class A	4,128	56,969
Societe Generale SA	1,921	51,109
Standard Chartered PLC	5,962	50,594
Sumitomo Mitsui Financial Group, Inc.	3,333	162,183
Sumitomo Mitsui Trust Holdings, Inc.	1,634	31,294
Svenska Handelsbanken AB–Class A	3,794	41,231
Swedbank AB–Class A	2,208	44,641
Toronto-Dominion Bank (The)	4,733	305,829
Truist Financial Corp.	3,465	127,928
UniCredit SpA	4,179	113,793
United Overseas Bank Ltd.	2,692	58,102
US Bancorp	3,988	172,601
Wells Fargo & Co.	9,519	468,525
Westpac Banking Corp.	9,129	142,435

		8,721,846

CAPITAL MARKETS–1.9%
3i Group PLC	2,532	77,934
abrdn PLC(b)	4,906	11,154
Ameriprise Financial, Inc.	267	101,415
Amundi SA	160	10,914
Ares Management Corp.–Class A	425	50,541
ASX Ltd.	503	21,610
Bank of New York Mellon Corp. (The)	2,026	105,453
BlackRock, Inc.	389	315,790
Blackstone, Inc.	1,847	241,809
Brookfield Asset Management Ltd.–Class A (Toronto)(b)	912	36,630
Brookfield Corp. (Toronto)(b)	3,624	145,365
Carlyle Group, Inc. (The)	561	22,827
Cboe Global Markets, Inc.	275	49,104
Charles Schwab Corp. (The)	3,915	269,352
CME Group, Inc.	936	197,122
Daiwa Securities Group, Inc.	3,463	23,244
Deutsche Bank AG (REG)	5,042	68,829
Deutsche Boerse AG	495	101,938
EQT AB(b)	925	26,190
Euronext NV(c)	223	19,380
FactSet Research Systems, Inc.	100	47,705
Franklin Resources, Inc.	778	23,177
Futu Holdings Ltd. (ADR)(a)	150	8,195

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Goldman Sachs Group, Inc. (The)	858	$330,991
Hargreaves Lansdown PLC	925	8,645
Hong Kong Exchanges & Clearing Ltd.	2,601	89,215
IGM Financial, Inc.(b)	216	5,707
Intercontinental Exchange, Inc.	1,489	191,232
Japan Exchange Group, Inc.	1,288	27,184
Julius Baer Group Ltd.	536	30,069
KKR & Co., Inc.	1,496	123,944
London Stock Exchange Group PLC	1,084	128,141
LPL Financial Holdings, Inc.	197	44,841
Macquarie Group Ltd.	955	119,549
MarketAxess Holdings, Inc.	98	28,699
Moody’s Corp.	430	167,941
Morgan Stanley	3,233	301,477
MSCI, Inc.	206	116,524
Nasdaq, Inc.	895	52,035
Nomura Holdings, Inc.	7,721	34,772
Northern Trust Corp.	539	45,481
Onex Corp.	175	12,220
Partners Group Holding AG	60	86,757
Raymond James Financial, Inc.	516	57,534
Robinhood Markets, Inc.–Class A(a)	1,122	14,294
S&P Global, Inc.	847	373,120
SBI Holdings, Inc.	595	13,354
Schroders PLC	2,097	11,466
SEI Investments Co.	293	18,620
Singapore Exchange Ltd.	1,635	12,163
St. James’s Place PLC	1,427	12,415
State Street Corp.	829	64,214
T. Rowe Price Group, Inc.	584	62,891
TMX Group Ltd.	724	17,512
Tradeweb Markets, Inc.–Class A	284	25,810
UBS Group AG (REG)(a)	8,557	265,794

		4,870,289

CONSUMER FINANCE–0.2%
Ally Financial, Inc.	706	24,653
American Express Co.	1,629	305,177
Capital One Financial Corp.	993	130,202
Discover Financial Services	650	73,060
Synchrony Financial	1,088	41,551

		574,643

FINANCIAL SERVICES–1.8%
Adyen NV(a)(b)	57	73,584
Apollo Global Management, Inc.	1,033	96,265
Berkshire Hathaway, Inc.–Class B(a)	3,404	1,214,071

Company	Shares	U.S. $ Value

Block, Inc.(a)	1,430	$110,611
Edenred SE	649	38,839
Equitable Holdings, Inc.	903	30,070
Eurazeo SE	113	8,985
EXOR NV	244	24,424
Fidelity National Information Services, Inc.	1,541	92,568
Fiserv, Inc.(a)	1,586	210,684
FleetCor Technologies, Inc.(a)	183	51,718
Global Payments, Inc.	677	85,979
Groupe Bruxelles Lambert NV	229	18,034
Industrivarden AB–Class A	338	11,051
Industrivarden AB– Class C(b)	380	12,399
Investor AB–Class B	4,503	104,423
Jack Henry & Associates, Inc.	190	31,048
L E Lundbergforetagen AB–Class B	198	10,782
M&G PLC	5,836	16,517
Mastercard, Inc.–Class A	2,189	933,630
Mitsubishi HC Capital, Inc.	2,023	13,554
Nexi SpA(a)(b)	1,536	12,584
ORIX Corp.	3,031	56,926
PayPal Holdings, Inc.(a)	2,714	166,667
Sofina SA(b)	40	9,973
Toast, Inc.–Class A(a)(b)	855	15,612
Visa, Inc.–Class A	4,181	1,088,523
Wise PLC–Class A(a)	1,599	17,783
Worldline SA/France(a)	625	10,869

		4,568,173

INSURANCE–1.9%
Admiral Group PLC	677	23,146
Aegon Ltd.(b)	4,224	24,559
Aflac, Inc.	1,468	121,110
Ageas SA/NV	415	18,040
AIA Group Ltd.	29,637	257,927
Allianz SE (REG)	1,050	280,603
Allstate Corp. (The)	681	95,326
American Financial Group, Inc./OH	188	22,351
American International Group, Inc.	1,852	125,473
Aon PLC–Class A	528	153,659
Arch Capital Group Ltd.(a)	970	72,042
Arthur J Gallagher & Co.	561	126,158
ASR Nederland NV	412	19,463
Assicurazioni Generali SpA	2,637	55,713
Assurant, Inc.	138	23,252
Aviva PLC	7,125	39,426
AXA SA	4,693	153,257
Baloise Holding AG (REG)	119	18,658
Brown & Brown, Inc.	627	44,586
Chubb Ltd.	1,069	241,594
Cincinnati Financial Corp.	408	42,212

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Dai-ichi Life Holdings, Inc.	2,413	$51,187
Erie Indemnity Co.–Class A	66	22,105
Everest Group Ltd.	113	39,955
Fairfax Financial Holdings Ltd.	56	51,666
Fidelity National Financial, Inc.	673	34,336
Gjensidige Forsikring ASA	520	9,596
Globe Life, Inc.	247	30,065
Great-West Lifeco, Inc.(b)	726	24,031
Hannover Rueck SE	157	37,539
Hartford Financial Services Group, Inc. (The)	796	63,982
Helvetia Holding AG (REG)(b)	97	13,375
iA Financial Corp., Inc.	264	17,997
Insurance Australia Group Ltd.	6,339	24,503
Intact Financial Corp.	463	71,233
Japan Post Holdings Co., Ltd.	5,367	47,914
Japan Post Insurance Co., Ltd.	492	8,733
Legal & General Group PLC	15,555	49,709
Loews Corp.	499	34,725
Manulife Financial Corp.	4,729	104,498
Markel Group, Inc.(a)	33	46,857
Marsh & McLennan Cos., Inc.	1,286	243,658
Medibank Pvt Ltd.	7,165	17,395
MetLife, Inc.	1,663	109,974
MS&AD Insurance Group Holdings, Inc.	1,092	42,936
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	355	147,259
NN Group NV(b)	704	27,823
Phoenix Group Holdings PLC	1,954	13,305
Poste Italiane SpA(b)	1,359	15,447
Power Corp. of Canada(b)	1,497	42,807
Principal Financial Group, Inc.	629	49,483
Progressive Corp. (The)	1,523	242,583
Prudential Financial, Inc.	945	98,006
Prudential PLC	7,163	80,818
QBE Insurance Group Ltd.	3,886	39,375
Sampo Oyj–Class A	1,174	51,436
Sompo Holdings, Inc.	722	35,326
Sun Life Financial, Inc.(b)	1,527	79,194
Suncorp Group Ltd.	3,304	31,287
Swiss Life Holding AG (REG)	77	53,511
Swiss Re AG	785	88,336
T&D Holdings, Inc.	1,296	20,575
Talanx AG(a)	168	12,006

Company	Shares	U.S. $ Value

Tokio Marine Holdings, Inc.	4,612	$114,843
Travelers Cos., Inc. (The)	596	113,532
Tryg A/S	908	19,760
Willis Towers Watson PLC	273	65,848
WR Berkley Corp.	536	37,906
Zurich Insurance Group AG	381	199,197

		4,836,187

MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS)–0.0%
Annaly Capital Management, Inc.	1,285	24,891

		23,596,029

HEALTH CARE–7.5%
BIOTECHNOLOGY–1.1%
AbbVie, Inc.	4,593	711,777
Alnylam Pharmaceuticals, Inc.(a)	326	62,400
Amgen, Inc.	1,392	400,924
Argenx SE(a)	154	58,577
Biogen, Inc.(a)	377	97,556
BioMarin Pharmaceutical, Inc.(a)	490	47,246
CSL Ltd.	1,257	245,051
Exact Sciences Corp.(a)	470	34,771
Genmab A/S(a)	172	54,843
Gilead Sciences, Inc.	3,242	262,634
Grifols SA(a)(b)	776	13,275
Incyte Corp.(a)	495	31,081
Moderna, Inc.(a)	842	83,737
Neurocrine Biosciences, Inc.(a)	254	33,467
Regeneron Pharmaceuticals, Inc.(a)	278	244,165
Swedish Orphan Biovitrum AB(a)	506	13,395
United Therapeutics Corp.(a)	122	26,826
Vertex Pharmaceuticals, Inc.(a)	672	273,430

		2,695,155

HEALTH CARE EQUIPMENT & SUPPLIES–1.4%
Abbott Laboratories	4,515	496,966
Alcon, Inc.	1,300	101,707
Align Technology, Inc.(a)	190	52,060
Asahi Intecc Co., Ltd.(b)	541	10,971
Avantor, Inc.(a)	1,758	40,135
Baxter International, Inc.	1,317	50,915
Becton Dickinson & Co.	755	184,092
BioMerieux	108	12,016
Boston Scientific Corp.(a)	3,810	220,256
Carl Zeiss Meditec AG	105	11,430
Cochlear Ltd.(b)	171	34,789

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Coloplast A/S–Class B	356	$40,679
Cooper Cos., Inc. (The)	129	48,819
Demant A/S(a)	262	11,491
Dexcom, Inc.(a)	1,009	125,207
DiaSorin SpA(b)	58	5,978
Edwards Lifesciences Corp.(a)	1,582	120,627
EssilorLuxottica SA	767	154,013
Fisher & Paykel Healthcare Corp., Ltd.	1,514	22,579
GE Healthcare, Inc.(a)	1,065	82,346
Getinge AB–Class B	595	13,249
Hologic, Inc.(a)	637	45,514
Hoya Corp.	948	118,063
IDEXX Laboratories, Inc.(a)	216	119,891
Insulet Corp.(a)	182	39,490
Intuitive Surgical, Inc.(a)	915	308,684
Koninklijke Philips NV(a)	2,053	48,045
Medtronic PLC	3,462	285,200
Olympus Corp.	3,080	44,457
ResMed, Inc.	383	65,884
Siemens Healthineers AG	734	42,615
Smith & Nephew PLC	2,272	31,211
Sonova Holding AG (REG)	132	43,170
STERIS PLC	257	56,501
Straumann Holding AG (REG)	291	47,026
Stryker Corp.	890	266,519
Sysmex Corp.	391	21,736
Teleflex, Inc.	123	30,669
Terumo Corp.	1,751	57,259
Zimmer Biomet Holdings, Inc.	544	66,205

		3,578,464

HEALTH CARE PROVIDERS & SERVICES–1.2%
Amplifon SpA(b)	323	11,192
Cardinal Health, Inc.	641	64,613
Cencora, Inc.	445	91,394
Centene Corp.(a)	1,409	104,562
Cigna Group (The)	770	230,577
CVS Health Corp.	3,342	263,884
DaVita, Inc.(a)	143	14,981
EBOS Group Ltd.	399	8,949
Elevance Health, Inc.	614	289,538
Fresenius Medical Care AG	530	22,158
Fresenius SE & Co. KGaA	1,099	34,064
HCA Healthcare, Inc.	531	143,731
Henry Schein, Inc.(a)	340	25,741
Humana, Inc.	323	147,873
Laboratory Corp. of America Holdings	231	52,504
McKesson Corp.	351	162,506
Molina Healthcare, Inc.(a)	152	54,919
Quest Diagnostics, Inc.	292	40,261

Company	Shares	U.S. $ Value

Ramsay Health Care Ltd.(b)	477	$17,111
Sonic Healthcare Ltd.	1,172	25,609
UnitedHealth Group, Inc.	2,402	1,264,581
Universal Health Services, Inc.–Class B	162	24,695

		3,095,443

HEALTH CARE TECHNOLOGY–0.0%
M3, Inc.	1,130	18,648
Veeva Systems, Inc.–Class A(a)	397	76,430

		95,078

LIFE SCIENCES TOOLS & SERVICES–0.7%
Agilent Technologies, Inc.	762	105,941
Bachem Holding AG (REG)(b)	88	6,815
Bio-Rad Laboratories, Inc.–Class A(a)	57	18,405
Bio-Techne Corp.	412	31,790
Charles River Laboratories International, Inc.(a)	134	31,678
Danaher Corp.	1,825	422,195
Eurofins Scientific SE	351	22,897
Illumina, Inc.(a)	412	57,367
IQVIA Holdings, Inc.(a)	477	110,368
Lonza Group AG (REG)	194	81,788
Mettler-Toledo International, Inc.(a)	57	69,139
QIAGEN NV(a)	593	25,781
Repligen Corp.(a)	138	24,812
Revvity, Inc.	323	35,307
Sartorius AG	69	25,338
Sartorius Stedim Biotech	72	19,093
Thermo Fisher Scientific, Inc.	1,005	533,444
Waters Corp.(a)	154	50,701
West Pharmaceutical Services, Inc.	193	67,959

		1,740,818

PHARMACEUTICALS–3.1%
Astellas Pharma, Inc.	4,685	55,720
AstraZeneca PLC	4,033	544,011
Bayer AG (REG)	2,556	94,838
Bristol-Myers Squibb Co.	5,435	278,870
Catalent, Inc.(a)	469	21,072
Chugai Pharmaceutical Co., Ltd.	1,683	63,581
Daiichi Sankyo Co., Ltd.	4,758	130,259
Eisai Co., Ltd.	645	32,115
Eli Lilly & Co.	2,100	1,224,132
GSK PLC	10,654	196,771
Hikma Pharmaceuticals PLC	431	9,821
Ipsen SA	98	11,690
Jazz Pharmaceuticals PLC(a)	156	19,188

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Johnson & Johnson	6,265	$981,976
Kyowa Kirin Co., Ltd.	605	10,151
Merck & Co., Inc.	6,602	719,750
Merck KGaA	337	53,655
Novartis AG (REG)	5,333	538,689
Novo Nordisk A/S–Class B	8,491	879,932
Ono Pharmaceutical Co., Ltd.	994	17,683
Orion Oyj–Class B	280	12,133
Otsuka Holdings Co., Ltd.	1,078	40,314
Pfizer, Inc.	14,689	422,896
Recordati Industria Chimica e Farmaceutica SpA(b)	272	14,667
Roche Holding AG (BR)	84	26,101
Roche Holding AG (Genusschein)	1,828	531,388
Royalty Pharma PLC– Class A	992	27,865
Sandoz Group AG(a)	1,065	34,265
Sanofi SA	2,962	294,342
Shionogi & Co., Ltd.	659	31,716
Takeda Pharmaceutical Co., Ltd.	4,043	115,945
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	2,916	30,443
UCB SA	329	28,680
Viatris, Inc.	3,120	33,790
Zoetis, Inc.	1,198	236,449

		7,764,898

		18,969,856

INDUSTRIALS–6.8%
AEROSPACE & DEFENSE–1.0%
Airbus SE	1,543	238,376
Axon Enterprise, Inc.(a)	185	47,791
BAE Systems PLC	7,911	111,980
Boeing Co. (The)(a)	1,491	388,644
CAE, Inc.(a)	827	17,850
Dassault Aviation SA	53	10,501
Elbit Systems Ltd.	70	14,846
General Dynamics Corp.	604	156,841
HEICO Corp.	114	20,391
HEICO Corp.–Class A	196	27,918
Howmet Aerospace, Inc.	1,019	55,148
Huntington Ingalls Industries, Inc.	104	27,003
Kongsberg Gruppen ASA	229	10,484
L3Harris Technologies, Inc.	492	103,625
Leonardo SpA	1,052	17,382
Lockheed Martin Corp.	581	263,333
Melrose Industries PLC	3,502	25,314
MTU Aero Engines AG	140	30,162
Northrop Grumman Corp.	374	175,084
Rheinmetall AG	114	36,154
Rolls-Royce Holdings PLC(a)	21,898	83,527

Company	Shares	U.S. $ Value

RTX Corp.	3,787	$318,638
Saab AB–Class B	208	12,535
Safran SA	890	156,916
Singapore Technologies Engineering Ltd.	3,908	11,508
Textron, Inc.	515	41,416
Thales SA	274	40,572
TransDigm Group, Inc.	144	145,670

		2,589,609

AIR FREIGHT & LOGISTICS–0.3%
CH Robinson Worldwide, Inc.	303	26,176
Deutsche Post AG (REG)	2,579	127,650
DSV A/S	485	85,218
Expeditors International of Washington, Inc.	385	48,972
FedEx Corp.	622	157,348
Nippon Express Holdings, Inc.	141	8,000
SG Holdings Co., Ltd.	752	10,781
United Parcel Service, Inc.–Class B	1,882	295,907
Yamato Holdings Co., Ltd.	596	10,998

		771,050

BUILDING PRODUCTS–0.5%
A O Smith Corp.	324	26,711
AGC, Inc.(b)	422	15,641
Allegion PLC	229	29,012
Assa Abloy AB–Class B	2,607	75,132
Builders FirstSource, Inc.(a)	326	54,422
Carlisle Cos., Inc.	130	40,616
Carrier Global Corp.	2,179	125,184
Cie de Saint-Gobain SA	1,186	87,464
Daikin Industries Ltd.	719	116,636
Fortune Brands Innovations, Inc.	330	25,126
Geberit AG (REG)	87	55,847
Johnson Controls International PLC	1,770	102,023
Kingspan Group PLC	403	34,829
Lennox International, Inc.	84	37,592
Masco Corp.	585	39,183
Nibe Industrier AB–Class B(b)	3,943	27,689
Otis Worldwide Corp.	1,071	95,822
Owens Corning	234	34,686
ROCKWOOL A/S–Class B	24	7,022
TOTO Ltd.(b)	261	6,856
Trane Technologies PLC	595	145,121
Xinyi Glass Holdings Ltd.	4,186	4,702

		1,187,316

COMMERCIAL SERVICES & SUPPLIES–0.4%
Brambles Ltd.	3,615	33,507

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Cintas Corp.	239	$144,036
Copart, Inc.(a)	2,242	109,858
Dai Nippon Printing Co., Ltd.	466	13,762
Element Fleet Management Corp.(b)	1,013	16,483
GFL Environmental, Inc.(b)	604	20,836
RB Global, Inc.(b)	474	31,719
Rentokil Initial PLC	6,563	36,991
Republic Services, Inc.	576	94,988
Rollins, Inc.	757	33,058
Secom Co., Ltd.	570	41,006
Securitas AB–Class B	1,279	12,539
TOPPAN Holdings, Inc.	636	17,712
Veralto Corp.	609	50,096
Waste Connections, Inc.	671	100,160
Waste Management, Inc.	1,054	188,772

		945,523

CONSTRUCTION & ENGINEERING–0.2%
ACS Actividades de Construccion y Servicios SA	542	24,073
AECOM	343	31,704
Bouygues SA	496	18,714
Eiffage SA	191	20,504
Epiroc AB–Class A	1,714	34,501
Epiroc AB–Class B	1,014	17,783
Ferrovial SE(b)	1,334	48,692
Kajima Corp.	1,003	16,724
Obayashi Corp.	1,684	14,547
Quanta Services, Inc.	378	81,572
Shimizu Corp.	1,317	8,736
Skanska AB–Class B	885	16,034
Stantec, Inc.	289	23,202
Taisei Corp.	400	13,659
Vinci SA	1,321	166,242
WSP Global, Inc.(b)	325	45,557

		582,244

ELECTRICAL EQUIPMENT–0.6%
ABB Ltd. (REG)	4,162	184,785
AMETEK, Inc.	601	99,099
Eaton Corp. PLC	1,038	249,971
Emerson Electric Co.	1,487	144,730
Fuji Electric Co., Ltd.	330	14,144
Hubbell, Inc.	140	46,050
Legrand SA	690	71,854
Mitsubishi Electric Corp.	4,958	70,126
NIDEC Corp.	1,083	43,653
Prysmian SpA	683	31,135
Rockwell Automation, Inc.	299	92,833
Schneider Electric SE	1,416	285,050
Siemens Energy AG(a)	1,351	17,855
Vertiv Holdings Co.– Class A	891	42,795

Company	Shares	U.S. $ Value

Vestas Wind Systems A/S(a)	2,627	$83,123

		1,477,203

GROUND TRANSPORTATION–0.7%
Aurizon Holdings Ltd.	4,789	12,398
Canadian National Railway Co.	1,450	182,255
Canadian Pacific Kansas City Ltd. (Toronto)(b)	2,424	191,791
Central Japan Railway Co.	1,835	46,573
CSX Corp.	5,220	180,977
East Japan Railway Co.(b)	793	45,647
Grab Holdings Ltd.–Class A(a)	4,203	14,164
Hankyu Hanshin Holdings, Inc.	538	17,098
JB Hunt Transport Services, Inc.	215	42,944
Keisei Electric Railway Co., Ltd.	351	16,564
Kintetsu Group Holdings Co., Ltd.(b)	428	13,561
Knight-Swift Transportation Holdings, Inc.	420	24,213
MTR Corp., Ltd.	3,764	14,609
Norfolk Southern Corp.	591	139,701
Odakyu Electric Railway Co., Ltd.	726	11,055
Old Dominion Freight Line, Inc.	256	103,765
TFI International, Inc.	212	28,837
Tobu Railway Co., Ltd.	482	12,932
Tokyu Corp.	1,253	15,278
U-Haul Holding Co. (Non-Voting)	252	17,751
Uber Technologies, Inc.(a)	4,785	294,613
Union Pacific Corp.	1,586	389,553
West Japan Railway Co.	548	22,834

		1,839,113

INDUSTRIAL CONGLOMERATES–0.6%
3M Co.	1,436	156,984
CK Hutchison Holdings Ltd.	6,047	32,488
DCC PLC	257	18,910
General Electric Co.	2,832	361,448
Hikari Tsushin, Inc.	86	14,213
Hitachi Ltd.	2,422	174,214
Honeywell International, Inc.	1,728	362,379
Investment AB Latour–Class B(b)	385	10,043
Jardine Cycle & Carriage Ltd.	1,000	22,537
Jardine Matheson Holdings Ltd.	640	26,344

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Keppel Corp., Ltd.	2,974	$15,913
Lifco AB–Class B	606	14,878
Siemens AG (REG)	1,978	371,091
Smiths Group PLC	904	20,291

		1,601,733

MACHINERY–1.2%
Alfa Laval AB	752	30,106
Alstom SA	749	10,100
Atlas Copco AB–Class A	6,988	120,411
Atlas Copco AB–Class B	4,061	60,250
Caterpillar, Inc.	1,328	392,650
CNH Industrial NV	2,603	31,705
Cummins, Inc.	369	88,401
Daifuku Co., Ltd.	706	14,236
Daimler Truck Holding AG	1,391	52,252
Deere & Co.	712	284,707
Dover Corp.	364	55,987
FANUC Corp.	2,470	72,492
Fortive Corp.	916	67,445
GEA Group AG	426	17,711
Graco, Inc.	440	38,174
Hitachi Construction Machinery Co., Ltd.	258	6,792
Hoshizaki Corp.(b)	202	7,379
Husqvarna AB–Class B(b)	909	7,498
IDEX Corp.	197	42,771
Illinois Tool Works, Inc.	787	206,147
Indutrade AB	710	18,504
Ingersoll Rand, Inc.	1,052	81,362
Knorr-Bremse AG	189	12,207
Komatsu Ltd.	2,400	62,456
Kone Oyj–Class B	884	44,219
Kubota Corp.	2,551	38,285
Makita Corp.	495	13,615
Metso Oyj(b)	1,725	17,512
MINEBEA MITSUMI, Inc.	933	19,097
MISUMI Group, Inc.	730	12,325
Mitsubishi Heavy Industries Ltd.	863	50,247
Nordson Corp.	134	35,397
PACCAR, Inc.	1,360	132,804
Parker-Hannifin Corp.	335	154,334
Pentair PLC	430	31,265
Rational AG	14	10,803
Sandvik AB	2,774	60,266
Schindler Holding AG	106	26,538
Schindler Holding AG (REG)	61	14,486
Seatrium Ltd.(a)	114,843	10,254
SKF AB–Class B	886	17,756
SMC Corp.	210	112,337
Snap-on, Inc.	138	39,860
Spirax-Sarco Engineering PLC	192	25,689
Stanley Black & Decker, Inc.	399	39,142
Techtronic Industries Co., Ltd.	3,244	38,652

Company	Shares	U.S. $ Value

Toro Co. (The)	270	$25,917
Toyota Industries Corp.	406	33,004
VAT Group AG(c)	71	35,660
Volvo AB–Class A	520	13,797
Volvo AB–Class B	3,926	102,154
Wartsila OYJ Abp(b)	1,231	17,891
Westinghouse Air Brake Technologies Corp.	466	59,135
Xylem, Inc./NY	627	71,704

		3,085,888

MARINE TRANSPORTATION–0.1%
AP Moller–Maersk A/S–Class A	8	14,210
AP Moller–Maersk A/S–Class B	13	23,400
Kawasaki Kisen Kaisha Ltd.	300	12,839
Kuehne + Nagel International AG (REG)	142	49,004
Mitsui OSK Lines Ltd.	817	26,120
Nippon Yusen KK	1,189	36,721
SITC International Holdings Co., Ltd.	3,000	5,178

		167,472

PASSENGER AIRLINES–0.0%
Air Canada(a)	457	6,446
ANA Holdings, Inc.(a)	395	8,558
Delta Air Lines, Inc.	418	16,816
Deutsche Lufthansa AG (REG)(a)	1,556	13,833
Japan Airlines Co., Ltd.	358	7,033
Qantas Airways Ltd.(a)	2,198	8,051
Singapore Airlines Ltd.(b)	2,936	14,578
Southwest Airlines Co.	387	11,177

		86,492

PROFESSIONAL SERVICES–0.6%
Adecco Group AG (REG)	416	20,431
Automatic Data Processing, Inc.	1,072	249,744
BayCurrent Consulting, Inc.	300	10,502
Booz Allen Hamilton Holding Corp.	341	43,617
Broadridge Financial Solutions, Inc.	308	63,371
Bureau Veritas SA	767	19,405
Ceridian HCM Holding, Inc.(a)	385	25,841
Computershare Ltd.	1,413	23,534
Equifax, Inc.	320	79,133
Experian PLC	2,393	97,623
Intertek Group PLC	420	22,737
Jacobs Solutions, Inc.	328	42,574
Leidos Holdings, Inc.	340	36,802

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Paychex, Inc.	846	$100,767
Paycom Software, Inc.	142	29,354
Paylocity Holding Corp.(a)	117	19,288
Randstad NV	287	18,012
Recruit Holdings Co., Ltd.	3,686	154,116
RELX PLC (London)	4,915	194,997
Robert Half, Inc.	279	24,530
SGS SA (REG)	390	33,669
SS&C Technologies Holdings, Inc.	581	35,505
Teleperformance SE	155	22,693
Thomson Reuters Corp.	415	60,676
TransUnion	503	34,561
Verisk Analytics, Inc.	378	90,289
Wolters Kluwer NV(b)	647	92,048

		1,645,819

TRADING COMPANIES & DISTRIBUTORS–0.5%
AerCap Holdings NV(a)	521	38,721
Ashtead Group PLC	1,139	79,169
Beijer Ref AB(b)	1,001	13,432
Brenntag SE	362	33,270
Bunzl PLC	879	35,719
Fastenal Co.	1,486	96,248
Ferguson PLC	531	102,520
ITOCHU Corp.	3,101	126,334
Marubeni Corp.	3,708	58,381
Mitsubishi Corp.	9,033	143,889
Mitsui & Co., Ltd.	3,331	124,792
MonotaRO Co., Ltd.(b)	632	6,877
Reece Ltd.(b)	588	8,969
Sumitomo Corp.	2,689	58,517
Toromont Industries Ltd.	214	18,751
Toyota Tsusho Corp.	592	34,740
United Rentals, Inc.	178	102,069
Watsco, Inc.	88	37,705
WW Grainger, Inc.	118	97,785

		1,217,888

TRANSPORTATION INFRASTRUCTURE–0.1%
Aena SME SA	195	35,395
Aeroports de Paris SA	90	11,678
Auckland International Airport Ltd.	3,448	19,181
Getlink SE	930	17,033
Transurban Group	8,033	75,063

		158,350

		17,355,700

CONSUMER DISCRETIONARY–6.7%
AUTOMOBILE COMPONENTS–0.2%
Aisin Corp.	343	11,958
Aptiv PLC(a)	736	66,034
BorgWarner, Inc.	611	21,904
Bridgestone Corp.(b)	1,468	60,630

Company	Shares	U.S. $ Value

Cie Generale des Etablissements Michelin SCA	1,765	$63,410
Continental AG	286	24,290
Denso Corp.	4,440	66,655
Koito Manufacturing Co., Ltd.	462	7,179
Lear Corp.	153	21,605
Magna International, Inc.	708	41,832
Sumitomo Electric Industries Ltd.	1,819	23,081

		408,578

AUTOMOBILES–1.4%
Bayerische Motoren Werke AG	830	92,355
Bayerische Motoren Werke AG (Preference Shares)	153	15,224
Dr Ing hc F Porsche AG (Preference Shares)(c)	296	26,071
Ferrari NV	328	110,735
Ford Motor Co.	10,228	124,679
General Motors Co.	3,579	128,558
Honda Motor Co., Ltd.	11,969	123,463
Isuzu Motors Ltd.	1,512	19,383
Lucid Group, Inc.(a)(b)	2,375	9,999
Mazda Motor Corp.	1,465	15,659
Mercedes-Benz Group AG	2,088	144,067
Nissan Motor Co., Ltd.	5,979	23,377
Porsche Automobil Holding SE (Preference Shares)	398	20,339
Renault SA	500	20,450
Rivian Automotive, Inc.–Class A(a)(b)	1,712	40,164
Stellantis NV (Milan)	5,756	134,867
Subaru Corp.	1,581	28,836
Suzuki Motor Corp.	884	37,673
Tesla, Inc.(a)	7,433	1,846,952
Toyota Motor Corp.	27,570	505,185
Volkswagen AG	77	10,076
Volkswagen AG (Preference Shares)	537	66,189
Volvo Car AB– Class B(a)(b)	1,550	5,027
Yamaha Motor Co., Ltd.(b)	2,085	18,553

		3,567,881

BROADLINE RETAIL–1.8%
Amazon.com, Inc.(a)	24,161	3,671,022
Canadian Tire Corp., Ltd.–Class A(b)	137	14,549
Cie Financiere Richemont SA (REG)	1,358	187,573
Dollarama, Inc.(b)	735	52,968
eBay, Inc.	1,384	60,370
Etsy, Inc.(a)	320	25,936
Global-e Online Ltd.(a)	235	9,313
MercadoLibre, Inc.(a)	118	185,442
Next PLC	314	32,460

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Pan Pacific International Holdings Corp.	971	$23,114
Prosus NV(a)	3,805	113,351
Rakuten Group, Inc.(a)(b)	3,813	17,000
Wesfarmers Ltd.	2,951	114,761

		4,507,859

DISTRIBUTORS–0.1%
D’ieteren Group	56	10,954
Genuine Parts Co.	366	50,691
LKQ Corp.	696	33,262
Pool Corp.	102	40,668

		135,575

DIVERSIFIED CONSUMER SERVICES–0.0%
IDP Education Ltd.(b)	687	9,371
Pearson PLC	1,663	20,427

		29,798

HOTELS, RESTAURANTS & LEISURE–1.3%
Accor SA	516	19,751
Airbnb, Inc.–Class A(a)	1,110	151,115
Amadeus IT Group SA	1,172	84,175
Aristocrat Leisure Ltd.	1,518	42,175
Booking Holdings, Inc.(a)	93	329,892
Caesars Entertainment, Inc.(a)	560	26,253
Carnival Corp.(a)	2,621	48,593
Chipotle Mexican Grill, Inc.(a)	72	164,661
Compass Group PLC	4,459	122,013
Darden Restaurants, Inc.	313	51,426
Delivery Hero SE(a)	457	12,578
Domino’s Pizza, Inc.	91	37,513
DoorDash, Inc.–Class A(a)	666	65,861
DraftKings, Inc.–Class A(a)	1,086	38,282
Entain PLC	1,661	20,947
Evolution AB	477	56,816
Expedia Group, Inc.(a)	359	54,493
Flutter Entertainment PLC(a)	460	81,186
Galaxy Entertainment Group Ltd.	5,343	29,925
Genting Singapore Ltd.	14,869	11,263
Hilton Worldwide Holdings, Inc.	681	124,003
Hyatt Hotels Corp.– Class A(b)	120	15,649
InterContinental Hotels Group PLC	430	38,776
La Francaise des Jeux SAEM	273	9,917
Las Vegas Sands Corp.	895	44,043
Lottery Corp., Ltd. (The)(b)	5,791	19,108
Marriott International, Inc./MD–Class A	660	148,837
McDonald’s Corp.	1,896	562,183

Company	Shares	U.S. $ Value

McDonald’s Holdings Co. Japan Ltd.(b)	192	$8,317
MGM Resorts International(a)	730	32,616
Oriental Land Co., Ltd./Japan	2,805	104,257
Restaurant Brands International, Inc.	748	58,443
Royal Caribbean Cruises Ltd.(a)	633	81,967
Sands China Ltd.(a)	6,020	17,620
Sodexo SA	230	25,320
Starbucks Corp.	2,980	286,110
Vail Resorts, Inc.	100	21,347
Whitbread PLC	503	23,418
Wynn Resorts Ltd.	267	24,326
Yum! Brands, Inc.	729	95,251
Zensho Holdings Co., Ltd.	200	10,465

		3,200,891

HOUSEHOLD DURABLES–0.3%
Barratt Developments PLC	2,535	18,160
Berkeley Group Holdings PLC	277	16,537
DR Horton, Inc.	792	120,368
Garmin Ltd.	399	51,287
Iida Group Holdings Co., Ltd.	311	4,645
Lennar Corp.–Class A	651	97,025
NVR, Inc.(a)	9	63,004
Open House Group Co., Ltd.	200	5,916
Panasonic Holdings Corp.	5,671	55,846
Persimmon PLC	831	14,689
PulteGroup, Inc.	571	58,939
SEB SA	65	8,140
Sekisui Chemical Co., Ltd.	983	14,138
Sekisui House Ltd.	1,489	33,005
Sharp Corp./Japan(a)	597	4,249
Sony Group Corp.	3,334	315,506
Taylor Wimpey PLC	9,190	17,203

		898,657

LEISURE PRODUCTS–0.0%
Bandai Namco Holdings, Inc.	1,537	30,737
BRP, Inc.(b)	90	6,440
Hasbro, Inc.	343	17,514
Shimano, Inc.	260	40,052
Yamaha Corp.	294	6,772

		101,515

SPECIALTY RETAIL–1.0%
AutoZone, Inc.(a)	47	121,524
Avolta AG (REG)(a)	254	10,000
Bath & Body Works, Inc.	562	24,256
Best Buy Co., Inc.	510	39,923
Burlington Stores, Inc.(a)	169	32,867

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CarMax, Inc.(a)	413	$31,694
Dick’s Sporting Goods, Inc.	160	23,512
Dynatrace, Inc.(a)	649	35,494
Fast Retailing Co., Ltd.	457	113,006
H & M Hennes & Mauritz AB–Class B	1,680	29,467
Home Depot, Inc. (The)	2,602	901,723
Industria de Diseno Textil SA	2,838	123,833
JD Sports Fashion PLC	6,742	14,228
Kingfisher PLC	4,922	15,250
Lowe’s Cos., Inc.	1,502	334,270
Nitori Holdings Co., Ltd.	213	28,601
O’Reilly Automotive, Inc.(a)	157	149,163
Ross Stores, Inc.	881	121,922
TJX Cos., Inc. (The)	2,977	279,272
Tractor Supply Co.	283	60,853
Ulta Beauty, Inc.(a)	129	63,209
USS Co., Ltd.	453	9,095
Zalando SE(a)	583	13,802
ZOZO, Inc.(b)	271	6,116

		2,583,080

TEXTILES, APPAREL & LUXURY GOODS–0.6%
adidas AG	422	85,753
Burberry Group PLC	945	17,045
Deckers Outdoor Corp.(a)	68	45,453
Gildan Activewear, Inc.(b)	456	15,080
Hermes International SCA	83	176,418
Kering SA	194	85,922
Lululemon Athletica, Inc.(a)	301	153,899
LVMH Moet Hennessy Louis Vuitton SE	719	584,214
Moncler SpA	536	33,001
NIKE, Inc.–Class B	3,174	344,601
Pandora A/S	220	30,416
Puma SE	275	15,298
Swatch Group AG (The)	76	20,679
Swatch Group AG (The) (REG)	137	7,183
VF Corp.	859	16,149

		1,631,111

		17,064,945

COMMUNICATION SERVICES–4.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.8%
AT&T, Inc.	18,600	312,108
BCE, Inc.	190	7,481
BT Group PLC	16,815	26,493
Cellnex Telecom SA(a)	1,470	57,878
Charter Communications, Inc.–Class A(a)	254	98,725
Comcast Corp.–Class A	10,708	469,546

Company	Shares	U.S. $ Value

Deutsche Telekom AG (REG)	8,432	$202,733
Elisa Oyj	370	17,102
HKT Trust & HKT Ltd.–Class SS	9,744	11,634
Infrastrutture Wireless Italiane SpA(b)	874	11,066
Koninklijke KPN NV	8,729	30,072
Liberty Global Ltd.–Class C(a)(b)	593	11,053
Nippon Telegraph & Telephone Corp.	77,675	94,848
Orange SA	4,844	55,210
Quebecor, Inc.–Class B(b)	400	9,515
Singapore Telecommunications Ltd.	21,333	39,935
Sirius XM Holdings, Inc.(b)	1,999	10,935
Spark New Zealand Ltd.	4,783	15,662
Swisscom AG (REG)	68	40,927
Telecom Italia SpA/Milano(a)(b)	25,924	8,420
Telefonica SA(b)	12,717	49,722
Telenor ASA	1,638	18,798
Telia Co. AB	6,138	15,661
Telstra Group Ltd.	10,521	28,431
TELUS Corp.	1,248	22,209
Verizon Communications, Inc.	10,938	412,363
Washington H Soul Pattinson & Co., Ltd.(b)	610	13,627

		2,092,154

ENTERTAINMENT–0.7%
Bollore SE	1,919	12,009
Capcom Co., Ltd.	368	11,876
Electronic Arts, Inc.	670	91,663
Koei Tecmo Holdings Co., Ltd.	246	2,802
Konami Group Corp.	230	12,015
Liberty Media Corp.-Liberty Formula One–Class C(a)	513	32,386
Live Nation Entertainment, Inc.(a)	419	39,218
Netflix, Inc.(a)	1,153	561,373
Nexon Co., Ltd.(b)	840	15,279
Nintendo Co., Ltd.	2,660	138,410
ROBLOX Corp.–Class A(a)	1,105	50,520
Roku, Inc.(a)	323	29,606
Sea Ltd. (ADR)(a)	944	38,232
Square Enix Holdings Co., Ltd.	218	7,815
Take-Two Interactive Software, Inc.(a)	442	71,140
Toho Co., Ltd./Tokyo	296	9,993
Universal Music Group NV	2,132	60,862
Walt Disney Co. (The)	4,761	429,871
Warner Bros Discovery, Inc.(a)	6,024	68,553

		1,683,623

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INTERACTIVE MEDIA & SERVICES–2.5%
Adevinta ASA(a)	909	$10,042
Alphabet, Inc.–Class A(a)	15,437	2,156,395
Alphabet, Inc.–Class C(a)	13,584	1,914,393
Auto Trader Group PLC	2,380	21,864
CAR Group Ltd.	931	19,729
LY Corp.(b)	6,935	24,524
Match Group, Inc.(a)	723	26,389
Meta Platforms, Inc.–Class A(a)	5,783	2,046,951
Pinterest, Inc.–Class A(a)	1,513	56,041
REA Group Ltd.(b)	138	17,017
Scout24 SE	195	13,789
SEEK Ltd.(b)	926	16,847
Snap, Inc.–Class A(a)	2,670	45,203

		6,369,184

MEDIA–0.2%
Dentsu Group, Inc.(b)	526	13,467
Fox Corp.–Class A	650	19,286
Fox Corp.–Class B	367	10,148
Informa PLC	3,600	35,807
Interpublic Group of Cos., Inc. (The)	1,001	32,673
Liberty Broadband Corp.–Class C(a)	311	25,064
Liberty Media Corp.-Liberty SiriusXM–Class A(a)	426	12,260
News Corp.–Class A	991	24,329
Omnicom Group, Inc.	514	44,466
Paramount Global–Class B	1,270	18,783
Publicis Groupe SA	596	55,375
Trade Desk, Inc. (The)–Class A(a)	1,161	83,546
Vivendi SE	1,741	18,637
WPP PLC	2,796	26,707

		420,548

WIRELESS TELECOMMUNICATION SERVICES–0.2%
KDDI Corp.	3,868	122,687
Rogers Communications, Inc.–Class B(b)	923	43,209
SoftBank Corp.	7,387	92,055
SoftBank Group Corp.	2,662	117,497
T-Mobile US, Inc.	1,378	220,935
Tele2 AB–Class B	1,389	11,939
Vodafone Group PLC	59,882	52,297

		660,619

		11,226,128

CONSUMER STAPLES–4.3%
BEVERAGES–1.0%
Anheuser-Busch InBev SA/NV	2,260	145,879

Company	Shares	U.S. $ Value

Asahi Group Holdings Ltd.(b)	1,264	$47,067
Brown-Forman Corp.–Class B(b)	807	46,080
Budweiser Brewing Co. APAC Ltd.(c)	4,137	7,756
Carlsberg AS–Class B	256	32,124
Celsius Holdings, Inc.(a)(b)	390	21,263
Coca-Cola Co. (The)	10,689	629,903
Coca-Cola Europacific Partners PLC	537	35,839
Coca-Cola HBC AG–Class SS(a)	574	16,854
Constellation Brands, Inc.–Class A	430	103,952
Davide Campari-Milano NV(b)	1,360	15,358
Diageo PLC	5,848	212,254
Heineken Holding NV	337	28,535
Heineken NV(b)	749	76,098
Keurig Dr Pepper, Inc.	2,726	90,830
Kirin Holdings Co., Ltd.(b)	1,928	28,226
Molson Coors Beverage Co.–Class B	494	30,238
Monster Beverage Corp.(a)	2,044	117,755
PepsiCo, Inc.	3,577	607,518
Pernod Ricard SA	532	94,016
Remy Cointreau SA	60	7,653
Suntory Beverage & Food Ltd.	338	11,113
Treasury Wine Estates Ltd.(b)	2,076	15,274

		2,421,585

CONSUMER STAPLES DISTRIBUTION & RETAIL–1.1%
Aeon Co., Ltd.	1,625	36,261
Albertsons Cos., Inc.– Class A	898	20,654
Alimentation Couche-Tard, Inc.	2,011	118,424
Carrefour SA	1,498	27,435
Coles Group Ltd.	3,482	38,250
Costco Wholesale Corp.	1,152	760,412
Dollar General Corp.	571	77,627
Dollar Tree, Inc.(a)	544	77,275
Empire Co., Ltd.–Class A	375	9,919
Endeavour Group Ltd./Australia(b)	3,727	13,236
George Weston Ltd.	162	20,112
HelloFresh SE(a)	404	6,370
J Sainsbury PLC	4,312	16,625
Jeronimo Martins SGPS SA	736	18,732
Kesko Oyj–Class B	710	14,075
Kobe Bussan Co., Ltd.	296	8,744
Koninklijke Ahold Delhaize NV	2,499	71,900

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Kroger Co. (The)	1,778	$81,272
Loblaw Cos., Ltd.	409	39,596
MatsukiyoCocokara & Co.	800	14,139
Metro, Inc./CN(b)	598	30,955
Ocado Group PLC(a)(b)	1,507	14,557
Seven & i Holdings Co., Ltd.	1,912	75,619
Sysco Corp.	1,312	95,947
Target Corp.	1,201	171,046
Tesco PLC	18,489	68,497
Walgreens Boots Alliance, Inc.	1,910	49,870
Walmart, Inc.	3,852	607,268
Woolworths Group Ltd.(b)	3,178	80,626

		2,665,443

FOOD PRODUCTS–0.9%
Ajinomoto Co., Inc.	1,158	44,576
Archer-Daniels-Midland Co.	1,395	100,747
Associated British Foods PLC	896	27,004
Barry Callebaut AG (REG)	10	16,882
Bunge Global SA	392	39,572
Campbell Soup Co.	504	21,788
Chocoladefabriken Lindt & Spruengli AG	3	36,011
Chocoladefabriken Lindt & Spruengli AG (REG)	1	121,318
Conagra Brands, Inc.	1,243	35,624
Danone SA	1,675	108,671
Darling Ingredients, Inc.(a)	415	20,684
General Mills, Inc.	1,512	98,492
Hershey Co. (The)	390	72,712
Hormel Foods Corp.	782	25,110
J M Smucker Co. (The)	263	33,238
JDE Peet’s NV(b)	253	6,804
Kellanova	712	39,808
Kerry Group PLC–Class A	415	36,022
Kikkoman Corp.	337	20,593
Kraft Heinz Co. (The)	2,237	82,724
Lamb Weston Holdings, Inc.	377	40,750
Lotus Bakeries NV	2	18,171
McCormick & Co., Inc./MD	654	44,747
MEIJI Holdings Co., Ltd.	540	12,827
Mondelez International, Inc.–Class A	3,540	256,402
Mowi ASA	1,210	21,668
Nestle SA (REG)	6,947	805,295
Nissin Foods Holdings Co., Ltd.	492	17,180
Orkla ASA	1,823	14,157
Salmar ASA	189	10,585
Saputo, Inc.(b)	659	13,344
Tyson Foods, Inc.–Class A	743	39,936
WH Group Ltd.	21,359	13,794

Company	Shares	U.S. $ Value

Wilmar International Ltd.	4,113	$11,111
Yakult Honsha Co., Ltd.	584	13,109

		2,321,456

HOUSEHOLD PRODUCTS–0.6%
Church & Dwight Co., Inc.	640	60,518
Clorox Co. (The)	323	46,057
Colgate-Palmolive Co.	2,043	162,848
Essity AB–Class B	1,584	39,255
Henkel AG & Co. KGaA	270	19,372
Henkel AG & Co. KGaA (Preference Shares)	440	35,395
Kimberly-Clark Corp.	880	106,929
Procter & Gamble Co. (The)	6,132	898,583
Reckitt Benckiser Group PLC	1,867	128,829
Unicharm Corp.(b)	994	35,950

		1,533,736

PERSONAL CARE PRODUCTS–0.4%
Beiersdorf AG	263	39,386
Estee Lauder Cos., Inc. (The)–Class A	604	88,335
Haleon PLC	14,415	59,019
Kao Corp.(b)	1,193	49,039
Kenvue, Inc.	4,483	96,519
Kose Corp.	96	7,176
L’Oreal SA	628	313,058
Shiseido Co., Ltd.(b)	963	29,027
Unilever PLC	6,505	314,913

		996,472

TOBACCO–0.3%
Altria Group, Inc.	4,617	186,250
British American Tobacco PLC	5,527	161,715
Imperial Brands PLC	2,215	51,007
Japan Tobacco, Inc.(b)	3,090	79,800
Philip Morris International, Inc.	4,039	379,989

		858,761

		10,797,453

ENERGY–2.8%
ENERGY EQUIPMENT & SERVICES–0.2%
Baker Hughes Co.	2,626	89,757
Halliburton Co.	2,337	84,482
Schlumberger NV	3,698	192,444
Tenaris SA	1,228	21,359

		388,042

OIL, GAS & CONSUMABLE FUELS–2.6%
Aker BP ASA	822	23,877
Ampol Ltd.	620	15,280

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

APA Corp.	799	$28,668
ARC Resources Ltd.(b)	1,576	23,395
BP PLC	44,403	263,224
Cameco Corp.	1,127	48,591
Canadian Natural Resources Ltd.(b)	2,837	185,865
Cenovus Energy, Inc.	3,700	61,655
Cheniere Energy, Inc.	626	106,865
Chesapeake Energy Corp.(b)	293	22,543
Chevron Corp.	4,721	704,184
ConocoPhillips	3,116	361,674
Coterra Energy, Inc.	1,964	50,121
Devon Energy Corp.	1,667	75,515
Diamondback Energy, Inc.	442	68,545
Enbridge, Inc.	5,530	199,073
ENEOS Holdings, Inc.	7,437	29,497
Eni SpA	6,148	104,279
EOG Resources, Inc.	1,515	183,239
EQT Corp.	1,016	39,279
Equinor ASA	2,344	74,286
Exxon Mobil Corp.	10,423	1,042,092
Galp Energia SGPS SA	1,181	17,377
Hess Corp.	719	103,651
HF Sinclair Corp.	383	21,283
Idemitsu Kosan Co., Ltd.	2,120	11,513
Imperial Oil Ltd.	517	29,450
Inpex Corp.(b)	2,518	33,695
Keyera Corp.(b)	596	14,407
Kinder Morgan, Inc.	5,217	92,028
Marathon Oil Corp.	1,575	38,052
Marathon Petroleum Corp.	1,041	154,443
MEG Energy Corp.(a)	742	13,255
Neste Oyj	1,100	39,105
Occidental Petroleum Corp.	1,726	103,059
OMV AG	383	16,803
ONEOK, Inc.	1,516	106,454
Ovintiv, Inc. (New York)	674	29,602
Parkland Corp.	366	11,797
Pembina Pipeline Corp.	1,428	49,164
Phillips 66	1,159	154,309
Pioneer Natural Resources Co.	607	136,502
Repsol SA	3,323	49,293
Santos Ltd.	8,450	43,936
Shell PLC	17,216	563,550
Suncor Energy, Inc.	3,383	108,380
Targa Resources Corp.	553	48,039
TC Energy Corp.(b)	2,677	104,571
Texas Pacific Land Corp.	16	25,159
TotalEnergies SE	5,962	405,410
Tourmaline Oil Corp.	840	37,776
Valero Energy Corp.	919	119,470
Williams Cos., Inc. (The)	3,165	110,237
Woodside Energy Group Ltd.	4,940	104,316

		6,607,833

		6,995,875

Company	Shares	U.S. $ Value

MATERIALS–2.6%
CHEMICALS–1.3%
Air Liquide SA	1,363	$265,370
Air Products and Chemicals, Inc.	578	158,256
Akzo Nobel NV(b)	444	36,766
Albemarle Corp.(b)	306	44,211
Arkema SA	156	17,771
Asahi Kasei Corp.	3,175	23,433
BASF SE	2,322	125,033
Celanese Corp.(b)	269	41,794
CF Industries Holdings, Inc.	502	39,909
Chr Hansen Holding A/S	275	23,063
Clariant AG (REG)(a)	561	8,289
Corteva, Inc.	1,846	88,460
Covestro AG(a)	503	29,311
Croda International PLC	363	23,350
Dow, Inc.	1,829	100,302
DSM-Firmenich AG	484	49,220
DuPont de Nemours, Inc.	1,194	91,854
Eastman Chemical Co.	309	27,754
Ecolab, Inc.	668	132,498
EMS-Chemie Holding AG (REG)	19	15,406
Evonik Industries AG	606	12,380
FMC Corp.	324	20,428
Givaudan SA (REG)	25	103,668
ICL Group Ltd.	2,012	10,116
IMCD NV(b)	149	25,950
International Flavors & Fragrances, Inc.	664	53,764
JSR Corp.	412	11,723
Linde PLC	1,266	519,959
LyondellBasell Industries NV–Class A	675	64,179
Mitsubishi Chemical Group Corp.	3,305	20,204
Mitsui Chemicals, Inc.	440	13,012
Mosaic Co. (The)	864	30,871
Nippon Paint Holdings Co., Ltd.	2,422	19,537
Nippon Sanso Holdings Corp.(b)	450	12,016
Nissan Chemical Corp.	297	11,565
Nitto Denko Corp.	414	30,895
Novozymes A/S–Class B	532	29,246
Nutrien Ltd.(b)	1,287	72,506
OCI NV(b)	274	7,941
Orica Ltd.	1,185	12,881
PPG Industries, Inc.	613	91,674
RPM International, Inc.	335	37,396
Sherwin-Williams Co. (The)	636	198,368
Shin-Etsu Chemical Co., Ltd.	4,745	198,451
Sika AG (REG)	397	129,452
Sumitomo Chemical Co., Ltd.	3,572	8,683

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Syensqo SA(a)	193	$20,083
Symrise AG	346	38,024
Toray Industries, Inc.	3,553	18,405
Tosoh Corp.	616	7,853
Umicore SA	544	14,964
Wacker Chemie AG	48	6,052
Westlake Corp.	100	13,996
Yara International ASA	430	15,276

		3,223,568

CONSTRUCTION MATERIALS–0.2%
CRH PLC (London)	1,841	126,696
Heidelberg Materials AG	363	32,448
Holcim AG(a)	1,356	106,502
James Hardie Industries PLC(a)	1,145	44,147
Martin Marietta Materials, Inc.	161	80,325
Vulcan Materials Co.	346	78,545

		468,663

CONTAINERS & PACKAGING–0.1%
Amcor PLC	3,763	36,275
Avery Dennison Corp.	210	42,454
Ball Corp.	820	47,166
CCL Industries, Inc.– Class B	388	17,449
Crown Holdings, Inc.	314	28,916
International Paper Co.	855	30,908
Packaging Corp. of America	234	38,121
SIG Group AG(a)	795	18,310
Smurfit Kappa Group PLC	677	26,837
Westrock Co.	667	27,694

		314,130

METALS & MINING–0.9%
Agnico Eagle Mines Ltd.	1,287	70,564
Anglo American PLC	3,306	82,738
Antofagasta PLC	1,026	21,938
ArcelorMittal SA	1,331	37,774
Barrick Gold Corp. (Toronto)	4,567	82,513
BHP Group Ltd.	13,187	450,529
BlueScope Steel Ltd.	1,175	18,732
Boliden AB(a)	711	22,254
Cleveland-Cliffs, Inc.(a)	1,323	27,016
Endeavour Mining PLC	480	10,741
First Quantum Minerals Ltd.	1,533	12,553
Fortescue Ltd.	4,367	86,106
Franco-Nevada Corp.	500	55,383
Freeport-McMoRan, Inc.	3,730	158,786
Glencore PLC	27,234	163,705
IGO Ltd.(b)	1,773	10,927
Ivanhoe Mines Ltd.–Class A(a)(b)	1,585	15,371

Company	Shares	U.S. $ Value

JFE Holdings, Inc.	1,478	$22,866
Kinross Gold Corp.	3,193	19,326
Lundin Mining Corp.	1,710	13,989
Mineral Resources Ltd.(b)	457	21,769
Newmont Corp. (New York)	2,972	123,011
Nippon Steel Corp.	2,195	50,142
Norsk Hydro ASA	3,452	23,203
Northern Star Resources Ltd.	2,990	27,742
Nucor Corp.	647	112,604
Pan American Silver Corp.(b)	948	15,475
Pilbara Minerals Ltd.(b)	7,438	19,964
Reliance Steel & Aluminum Co.	153	42,791
Rio Tinto Ltd.	966	89,449
Rio Tinto PLC	2,930	217,937
South32 Ltd.	11,800	26,687
Steel Dynamics, Inc.	410	48,421
Sumitomo Metal Mining Co., Ltd.	572	16,987
Teck Resources Ltd.– Class B	1,199	50,682
voestalpine AG	301	9,477
Wheaton Precious Metals Corp.	1,178	58,115

		2,338,267

PAPER & FOREST PRODUCTS–0.1%
Holmen AB–Class B	198	8,363
Mondi PLC	1,263	24,710
Oji Holdings Corp.	2,181	8,384
Stora Enso Oyj–Class R(b)	1,513	20,963
Svenska Cellulosa AB SCA–Class B(b)	1,576	23,675
UPM-Kymmene Oyj(b)	1,388	52,356
West Fraser Timber Co., Ltd.	148	12,662

		151,113

		6,495,741

UTILITIES–1.6%
ELECTRIC UTILITIES–0.9%
Acciona SA(b)	64	9,424
Alliant Energy Corp.	657	33,704
American Electric Power Co., Inc.	1,340	108,835
BKW AG	55	9,783
Chubu Electric Power Co., Inc.	1,639	21,162
CK Infrastructure Holdings Ltd.	903	4,997
CLP Holdings Ltd.	3,629	29,983
Constellation Energy Corp.	837	97,837
Duke Energy Corp.	2,005	194,565
Edison International	997	71,276

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

EDP–Energias de Portugal SA	8,164	$41,089
Elia Group SA/NV(b)	77	9,638
Emera, Inc.	710	26,952
Endesa SA(b)	826	16,851
Enel SpA	21,161	157,434
Entergy Corp.	550	55,654
Evergy, Inc.	598	31,216
Eversource Energy	908	56,042
Exelon Corp.	2,589	92,945
FirstEnergy Corp.	1,417	51,947
Fortis, Inc./Canada(b)	1,265	52,040
Fortum Oyj	1,167	16,856
Hydro One Ltd.(c)	857	25,677
Iberdrola SA	15,696	205,881
Kansai Electric Power Co., Inc. (The)	1,771	23,505
Mercury NZ Ltd.	1,809	7,547
NextEra Energy, Inc.	5,336	324,109
NRG Energy, Inc.	596	30,813
Origin Energy Ltd.	4,482	25,864
Orsted AS	492	27,275
PG&E Corp.	5,272	95,054
Power Assets Holdings Ltd.	2,858	16,570
PPL Corp.	1,917	51,951
Redeia Corp. SA	1,055	17,385
Southern Co. (The)	2,837	198,930
SSE PLC	2,841	67,065
Terna–Rete Elettrica Nazionale(b)	3,660	30,534
Tokyo Electric Power Co. Holdings, Inc.(a)	3,884	20,325
Verbund AG	177	16,403
Xcel Energy, Inc.	1,435	88,841

		2,463,959

GAS UTILITIES–0.1%
AltaGas Ltd.(b)	733	15,390
APA Group(b)	3,338	19,426
Atmos Energy Corp.	386	44,737
Enagas SA(b)	647	10,914
Hong Kong & China Gas Co., Ltd.	28,787	22,073
Naturgy Energy Group SA	327	9,754
Osaka Gas Co., Ltd.	940	19,622
Snam SpA(b)	5,246	26,990
Tokyo Gas Co., Ltd.	950	21,792

		190,698

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.1%
AES Corp. (The)	1,742	33,533
Brookfield Renewable Corp.–Class A	352	10,132
Corp. ACCIONA Energias Renovables SA(b)	171	5,307
EDP Renovaveis SA(b)	799	16,357

Company	Shares	U.S. $ Value

Meridian Energy Ltd.	3,365	$11,783
Northland Power, Inc.(b)	658	11,953
RWE AG	1,645	74,869
Vistra Corp.	860	33,127

		197,061

MULTI-UTILITIES–0.4%
Algonquin Power & Utilities Corp.(b)	1,702	10,738
Ameren Corp.	684	49,480
Canadian Utilities Ltd.–Class A	341	8,207
CenterPoint Energy, Inc.	1,642	46,912
Centrica PLC	14,256	25,557
CMS Energy Corp.	759	44,075
Consolidated Edison, Inc.	898	81,691
Dominion Energy, Inc.	2,177	102,319
DTE Energy Co.	537	59,210
E.ON SE	5,841	78,474
Engie SA	4,752	83,713
National Grid PLC	9,595	129,257
NiSource, Inc.	1,075	28,541
Public Service Enterprise Group, Inc.	1,299	79,434
Sembcorp Industries Ltd.	2,000	8,039
Sempra	1,637	122,333
Veolia Environnement SA	1,768	55,881
WEC Energy Group, Inc.	821	69,104

		1,082,965

WATER UTILITIES–0.1%
American Water Works Co., Inc.	507	66,919
Essential Utilities, Inc.	653	24,389
Severn Trent PLC	700	23,019
United Utilities Group PLC	1,774	23,964

		138,291

		4,072,974

REAL ESTATE–1.5%
DIVERSIFIED REITS–0.1%
Daiwa House REIT Investment Corp.	7	12,482
GPT Group (The)	4,983	15,726
KDX Realty Investment Corp.	11	12,529
Land Securities Group PLC	1,841	16,522
Mirvac Group(b)	10,266	14,605
Nomura Real Estate Master Fund, Inc.(a)	13	15,204
Stockland	6,210	18,833
WP Carey, Inc.	557	36,099

		142,000

HEALTH CARE REITS–0.1%
Healthpeak Properties, Inc.	1,423	28,175
Ventas, Inc.	1,047	52,182
Welltower, Inc.	1,350	121,730

		202,087

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HOTEL & RESORT REITS–0.0%
Host Hotels & Resorts, Inc.	1,851	$36,039

INDUSTRIAL REITS–0.2%
CapitaLand Ascendas REIT	9,639	22,098
GLP J-Reit(a)	13	12,941
Goodman Group(b)	4,447	76,563
Mapletree Logistics Trust	8,093	10,656
Nippon Prologis REIT, Inc.(a)	6	11,537
Prologis, Inc.	2,404	320,453
Segro PLC	3,034	34,215
Warehouses De Pauw CVA	431	13,567

		502,030

OFFICE REITS–0.1%
Alexandria Real Estate Equities, Inc.	428	54,257
Boston Properties, Inc.	388	27,226
Covivio SA/France	131	7,049
Dexus(b)	2,798	14,623
Gecina SA	120	14,609
Japan Real Estate Investment Corp.	4	16,548
Nippon Building Fund, Inc.(b)	5	21,644

		155,956

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Azrieli Group Ltd.	110	7,115
Capitaland Investment Ltd./Singapore(b)	6,504	15,550
CBRE Group, Inc.– Class A(a)	806	75,030
City Developments Ltd.(b)	1,050	5,287
CK Asset Holdings Ltd.	5,031	25,251
CoStar Group, Inc.(a)	1,063	92,896
Daito Trust Construction Co., Ltd.	183	21,182
Daiwa House Industry Co., Ltd.	1,444	43,653
ESR Group Ltd.(c)	4,748	6,566
Fastighets AB Balder–Class B(a)(b)	1,696	12,028
FirstService Corp.(b)	105	17,009
Hang Lung Properties Ltd.	4,030	5,603
Henderson Land Development Co., Ltd.	2,938	9,047
Hongkong Land Holdings Ltd.	2,395	8,330
Hulic Co., Ltd.(b)	901	9,412
LEG Immobilien SE(a)	193	16,889
Mitsubishi Estate Co., Ltd.	2,835	38,862
Mitsui Fudosan Co., Ltd.	2,269	55,476
New World Development Co., Ltd.(b)	3,625	5,621

Company	Shares	U.S. $ Value

Nomura Real Estate Holdings, Inc.	231	$6,062
Sagax AB–Class B	513	14,120
Sino Land Co., Ltd.	9,242	10,050
Sumitomo Realty & Development Co., Ltd.	656	19,440
Sun Hung Kai Properties Ltd.	3,616	39,130
Swire Pacific Ltd.–Class A	435	3,684
Swire Properties Ltd.	2,422	4,903
Swiss Prime Site AG (REG)	200	21,369
Unibail-Rodamco-Westfield(a)	307	22,707
UOL Group Ltd.	370	1,758
Vonovia SE	1,907	59,921
Wharf Holdings Ltd. (The)(b)	2,000	6,443
Wharf Real Estate Investment Co., Ltd.	3,876	13,103
Zillow Group, Inc.– Class C(a)	398	23,028

		716,525

RESIDENTIAL REITS–0.1%
American Homes 4 Rent–Class A	846	30,422
AvalonBay Communities, Inc.	370	69,271
Camden Property Trust	278	27,603
Canadian Apartment Properties REIT	213	7,845
Equity LifeStyle Properties, Inc.	460	32,448
Equity Residential	937	57,307
Essex Property Trust, Inc.	167	41,406
Invitation Homes, Inc.	1,592	54,303
Mid-America Apartment Communities, Inc.	304	40,876
Sun Communities, Inc.	324	43,303
UDR, Inc.	814	31,168

		435,952

RETAIL REITS–0.1%
CapitaLand Integrated Commercial Trust	13,593	21,189
Japan Metropolitan Fund Invest	21	15,158
Kimco Realty Corp.	1,612	34,352
Klepierre SA(a)	559	15,261
Link REIT	6,173	34,662
Mapletree Pan Asia Commercial Trust	5,196	6,173
Realty Income Corp.	1,844	105,882
Regency Centers Corp.	432	28,944
RioCan Real Estate Investment Trust	382	5,368
Scentre Group	13,504	27,500
Simon Property Group, Inc.	852	121,529
Vicinity Ltd.	10,067	13,984

		430,002

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company		Shares	U.S. $ Value

SPECIALIZED REITS–0.5%
American Tower Corp.		1,213	$261,862
Crown Castle, Inc.		1,129	130,050
Digital Realty Trust, Inc.		788	106,049
Equinix, Inc.		244	196,515
Extra Space Storage, Inc.		550	88,181
Gaming and Leisure Properties, Inc.		683	33,706
Iron Mountain, Inc.		759	53,115
Public Storage		412	125,660
SBA Communications Corp.		282	71,541
VICI Properties, Inc.		2,636	84,036
Weyerhaeuser Co.		1,901	66,098

			1,216,813

			3,837,404

Total Common Stocks (cost $82,844,508)			156,575,088

		Principal Amount (000)
GOVERNMENTS–TREASURIES–34.3%
UNITED STATES–34.3%
U.S. Treasury Bonds 1.25%, 05/15/2050	$	552	299,191
2.25%, 08/15/2046		3,477	2,481,637
2.25%, 08/15/2049		287	201,259
2.25%, 02/15/2052		2,286	1,591,279
2.375%, 11/15/2049		584	420,302
2.375%, 05/15/2051		1,859	1,332,599
2.50%, 02/15/2045		288	218,486
2.50%, 05/15/2046		42	31,778
2.75%, 08/15/2047		143	112,043
2.875%, 05/15/2043		300	246,573
2.875%, 08/15/2045		2,897	2,343,725
2.875%, 11/15/2046		187	149,921
2.875%, 05/15/2049		313	250,053
2.875%, 05/15/2052		417	333,710
3.00%, 05/15/2045		265	219,288
3.00%, 02/15/2047		238	194,988
3.00%, 05/15/2047		409	335,562
3.00%, 02/15/2048		350	286,589
3.00%, 08/15/2048		792	647,539
3.00%, 02/15/2049		257	209,772
3.125%, 02/15/2043		521	446,415
3.50%, 02/15/2039		12	11,582
3.625%, 08/15/2043		1,869	1,723,584
3.625%, 05/15/2053		1,236	1,147,649
3.75%, 11/15/2043		48	44,696
4.00%, 11/15/2052		208	205,852
4.25%, 05/15/2039		134	138,253
4.375%, 11/15/2039		502	524,642
4.375%, 08/15/2043		128	131,427
4.50%, 08/15/2039		179	189,752
4.75%, 02/15/2037		465	510,486

Company		Principal Amount (000)	U.S. $ Value

5.25%, 11/15/2028	$	2,017	$2,136,341
5.375%, 02/15/2031		359	392,659
5.50%, 08/15/2028		762	813,484
6.00%, 02/15/2026		1,336	1,377,649
6.125%, 11/15/2027		1,389	1,495,561
6.25%, 05/15/2030		374	422,842
6.875%, 08/15/2025		471	487,529
U.S. Treasury Notes
0.25%, 08/31/2025		850	794,061
0.375%, 01/31/2026		2,433	2,247,761
0.50%, 02/28/2026		1,120	1,034,765
0.625%, 05/15/2030		934	764,239
0.625%, 08/15/2030		997	810,306
0.75%, 04/30/2026		629	581,461
0.75%, 05/31/2026		1,952	1,802,088
0.75%, 08/31/2026		1,015	930,854
0.875%, 09/30/2026		1,513	1,389,977
1.00%, 07/31/2028		2,116	1,861,816
1.125%, 10/31/2026		1,163	1,073,594
1.25%, 12/31/2026		919	848,126
1.375%, 11/15/2031		73	60,311
1.50%, 08/15/2026		1,541	1,442,520
1.50%, 02/15/2030		523	456,143
1.625%, 02/15/2026		2,203	2,088,031
1.625%, 08/15/2029		937	834,987
1.625%, 05/15/2031		3,081	2,646,772
1.75%, 11/15/2029		984	879,693
1.875%, 02/15/2032		1,787	1,539,054
2.00%, 08/15/2025		811	780,268
2.00%, 11/15/2026		4,808	4,546,754
2.125%, 05/15/2025		2,550	2,467,836
2.25%, 11/15/2025		909	875,770
2.25%, 08/15/2027		2,292	2,162,076
2.25%, 11/15/2027		3,588	3,375,899
2.375%, 05/15/2027		4,367	4,150,110
2.375%, 05/15/2029		1,327	1,231,715
2.625%, 02/15/2029		451	424,855
2.75%, 02/15/2024		3,213	3,202,756
2.75%, 02/15/2028		129	123,069
2.75%, 08/15/2032		949	870,340
2.875%, 05/15/2028		400	384,163
2.875%, 05/15/2032		2,242	2,081,835
3.125%, 11/15/2028		912	881,978
3.125%, 08/31/2029		727	698,995
3.375%, 05/15/2033		1,329	1,277,643
3.50%, 04/30/2028		794	782,189
3.50%, 02/15/2033		1,420	1,379,938
3.625%, 03/31/2028		1,209	1,196,325
3.875%, 08/15/2033		1,128	1,129,282
4.00%, 06/30/2028		694	697,703
4.125%, 10/31/2027		603	606,837
4.125%, 11/15/2032		787	801,103
4.375%, 08/31/2028		1,306	1,334,670
4.375%, 11/30/2028		237	243,187
4.50%, 11/15/2033		497	523,175
4.625%, 09/30/2028		578	597,146

Total Governments–Treasuries (cost $94,425,001)			87,020,873

AB Variable Products Series Fund

Company		Principal Amount (000)	U.S. $ Value

AGENCIES–0.3%
AGENCY DEBENTURES–0.3%
Federal Home Loan Banks 4.625%, 11/17/2026 (cost $798,639)	$	800	$811,848

		Notional Amount
PURCHASED OPTIONS–PUTS–0.3%
OPTIONS ON EQUITY INDICES–0.3%
Euro STOXX 50 Index Expiration: Nov 2024; Contracts: 1,010; Exercise Price: EUR 3,650.00; Counterparty: UBS AG(a)	EUR	3,686,500	68,492
FTSE 100 Index Expiration: Dec 2024; Contracts: 220; Exercise Price: GBP 6,600.00; Counterparty: UBS AG(a)	GBP	1,452,000	27,661
Nikkei 225 Index Expiration: Nov 2024; Contracts: 14,000; Exercise Price: JPY 27,000.00; Counterparty: UBS AG(a)	JPY	378,000,000	57,341
S&P 500 Index Expiration: Dec 2024; Contracts: 8,000; Exercise Price: USD 3,950.00; Counterparty: UBS AG(a)	USD	31,600,000	576,449

Total Purchased Options–Puts (premiums paid $864,999)			729,943

Company	Shares	U.S. $ Value

WARRANTS–0.0%
INFORMATION TECHNOLOGY–0.0%
SOFTWARE–0.0%
Constellation Software, Inc., expiring 03/31/2040(a)(b)(d)(e) (cost $0)	52	$–0	–

SHORT-TERM INVESTMENTS–2.5%
INVESTMENT COMPANIES–2.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(f)(g)(h) (cost $6,267,808)	6,267,808	6,267,808

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.1% (cost $185,200,955)		251,405,560

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.6%
INVESTMENT COMPANIES–0.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(f)(g)(h) (cost $1,615,764)	1,615,764	1,615,764

TOTAL INVESTMENTS–99.7% (cost $186,816,719)		253,021,324
Other assets less liabilities–0.3%		795,589

NET ASSETS–100.0%		$253,816,913

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	84	March 2024	$4,212,807	$(51,840)
Euro-Bund Futures	3	March 2024	454,452	10,505
MSCI EAFE Futures	1	March 2024	112,620	2,538
Nikkei 225 (CME) Futures	2	March 2024	474,468	9,209
OMXS 30 Index Futures	2	January 2024	47,526	157
S&P 500 E-Mini Futures	53	March 2024	12,773,000	327,406
TOPIX Index Futures	12	March 2024	2,013,617	14,366
U.S. T-Note 2 Yr (CBT) Futures	60	March 2024	12,354,844	122,955
U.S. T-Note 10 Yr (CBT) Futures	125	March 2024	14,111,328	480,767
U.S. Ultra Bond (CBT) Futures	40	March 2024	5,343,750	429,921

Sold Contracts
FTSE 100 Index Futures	18	March 2024	1,779,628	(39,252)
MSCI Singapore IX ETS Futures	1	January 2024	21,800	(756)
S&P TSX 60 Index Futures	12	March 2024	2,301,015	(48,849)
SPI 200 Futures	18	March 2024	2,325,959	(30,370)
U.S. T-Note 5 Yr (CBT) Futures	8	March 2024	870,188	(12,692)

				$1,214,065

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	3,784	USD	4,024	01/10/2024	$(154,387)
Bank of America, NA	USD	759	JPY	112,243	01/12/2024	37,461
Bank of America, NA	GBP	2,080	USD	2,607	01/25/2024	(44,985)
Bank of America, NA	NOK	14,840	USD	1,396	02/16/2024	(66,099)
Bank of America, NA	USD	3,071	NOK	33,303	02/16/2024	210,084
Barclays Bank PLC	NZD	3,371	USD	2,071	01/11/2024	(59,995)
Barclays Bank PLC	USD	746	AUD	1,133	01/25/2024	26,352
Barclays Bank PLC	SEK	10,007	USD	961	02/16/2024	(33,119)
BNP Paribas SA	USD	3,104	CAD	4,207	01/10/2024	71,021
BNP Paribas SA	USD	1,152	EUR	1,045	01/10/2024	2,704
BNP Paribas SA	USD	1,732	NZD	2,972	01/11/2024	147,291
Deutsche Bank AG	USD	2,456	EUR	2,252	01/10/2024	31,132
Deutsche Bank AG	JPY	272,296	USD	1,839	01/12/2024	(93,910)
Deutsche Bank AG	CHF	3,350	USD	3,782	01/18/2024	(206,588)
Goldman Sachs Bank USA	EUR	1,229	USD	1,318	01/10/2024	(38,986)
Goldman Sachs Bank USA	USD	2,320	CAD	3,181	01/10/2024	80,758
Goldman Sachs Bank USA	USD	1,313	JPY	192,837	01/12/2024	55,882
Goldman Sachs Bank USA	USD	5,149	GBP	4,071	01/25/2024	40,737
HSBC Bank USA	USD	1,755	EUR	1,599	01/10/2024	10,294
JPMorgan Chase Bank, NA	EUR	1,878	USD	2,011	01/10/2024	(62,134)
JPMorgan Chase Bank, NA	USD	809	NZD	1,300	01/11/2024	13,195
JPMorgan Chase Bank, NA	JPY	420,755	USD	2,970	01/12/2024	(17,332)
JPMorgan Chase Bank, NA	USD	1,182	JPY	174,375	01/12/2024	56,390

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, NA	NOK	16,368	USD	1,589	02/16/2024	$(23,855)
Morgan Stanley Capital Services, Inc.	CAD	7,624	USD	5,661	01/10/2024	(93,262)
Morgan Stanley Capital Services, Inc.	USD	1,782	EUR	1,680	01/10/2024	72,644
Morgan Stanley Capital Services, Inc.	USD	2,554	AUD	3,921	01/25/2024	119,279
State Street Bank & Trust Co.	CAD	618	USD	450	01/10/2024	(16,437)
State Street Bank & Trust Co.	EUR	466	USD	507	01/10/2024	(7,369)
State Street Bank & Trust Co.	USD	373	CAD	512	01/10/2024	13,704
State Street Bank & Trust Co.	USD	243	EUR	228	01/10/2024	8,639
State Street Bank & Trust Co.	USD	734	NZD	1,233	01/11/2024	44,625
State Street Bank & Trust Co.	JPY	11,294	USD	80	01/12/2024	(200)
State Street Bank & Trust Co.	AUD	380	USD	248	01/25/2024	(10,730)
State Street Bank & Trust Co.	GBP	131	USD	163	01/25/2024	(4,271)
State Street Bank & Trust Co.	USD	222	AUD	345	01/25/2024	13,164
State Street Bank & Trust Co.	USD	471	GBP	371	01/25/2024	1,959
State Street Bank & Trust Co.	CHF	246	USD	285	02/15/2024	(8,866)
State Street Bank & Trust Co.	SEK	1,397	USD	139	02/16/2024	(185)
UBS AG	CAD	6,164	USD	4,478	01/10/2024	(174,990)

						$(60,385)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC Swiss Market Index Futures	0.00%	Maturity	CHF	111	03/15/2024	$(587)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $121,110 or 0.0% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviation:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

EAFE—Europe, Australia, and Far East

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

REG—Registered Shares

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2023	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $178,933,147)	$245,137,752	(a)
Affiliated issuers (cost $7,883,572—including investment of cash collateral for securities loaned of $1,615,764)	7,883,572
Cash	545
Cash collateral due from broker	2,019,389
Foreign currencies, at value (cost $491,375)	508,154
Unrealized appreciation on forward currency exchange contracts	1,057,315
Unaffiliated interest and dividends receivable	1,002,862
Receivable for investment securities sold	834,951
Receivable for capital stock sold	160,829
Affiliated dividends receivable	31,753
Receivable due from Adviser	29,567
Other assets	3,337

Total assets	258,670,026

LIABILITIES
Payable for collateral received on securities loaned	1,615,764
Unrealized depreciation on forward currency exchange contracts	1,117,700
Payable for investment securities purchased	770,783
Cash collateral due to broker	600,000
Custody and accounting fees payable	308,211
Advisory fee payable	148,528
Payable for variation margin on futures	64,403
Distribution fee payable	52,998
Administrative fee payable	23,900
Payable for capital stock redeemed	16,651
Unrealized depreciation on total return swaps	587
Transfer Agent fee payable	150
Accrued expenses	133,438

Total liabilities	4,853,113

NET ASSETS	$253,816,913

COMPOSITION OF NET ASSETS
Capital stock, at par	$28,518
Additional paid-in capital	199,268,598
Distributable earnings	54,519,797

NET ASSETS	$253,816,913

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$225,992	25,256	$8.95

B	$253,590,921	28,492,567	$8.90

(a)	Includes securities on loan with a value of $4,324,366 (see Note E).

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2023	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $228,548)	$2,943,923
Affiliated issuers	256,338
Interest	2,309,142
Securities lending income	15,479

5,524,882

EXPENSES
Advisory fee (see Note B)	1,696,787
Distribution fee—Class B	605,464
Transfer agency—Class A	1
Transfer agency—Class B	2,503
Custody and accounting	180,318
Audit and tax	144,625
Administrative	96,215
Legal	44,534
Printing	33,607
Directors’ fees	19,826
Miscellaneous	46,626

Total expenses	2,870,506
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(207,213)

Net expenses	2,663,293

Net investment income	2,861,589

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(5,168,904)
Forward currency exchange contracts	(128,150)
Futures	(2,214,207)
Swaps	84,382
Foreign currency transactions	29,224
Net change in unrealized appreciation (depreciation) of:
Investments	34,156,138
Forward currency exchange contracts	(169,438)
Futures	1,301,229
Swaps	(7,214)
Foreign currency denominated assets and liabilities	32,552

Net gain on investment and foreign currency transactions	27,915,612

NET INCREASE IN NET ASSETS FROM OPERATIONS	$30,777,201

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,861,589	$2,229,545
Net realized loss on investment and foreign currency transactions	(7,397,655)	(6,155,550)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	35,313,267	(51,515,846)

Net increase (decrease) in net assets from operations	30,777,201	(55,441,851)
Distributions to Shareholders
Class A	(1,818)	(82,065)
Class B	(1,462,051)	(88,612,765)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(11,093,686)	77,402,279

Total increase (decrease)	18,219,646	(66,734,402)
NET ASSETS
Beginning of period	235,597,267	302,331,669

End of period	$253,816,913	$235,597,267

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2023	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein L.P. (the “Adviser”) determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or

AB Variable Products Series Fund

other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2023:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$32,595,450		$3,567,533		$–0	–	$36,162,983
Financials	15,715,008		7,881,021		–0	–	23,596,029
Health Care	13,671,981		5,297,875		–0	–	18,969,856
Industrials	10,686,505		6,669,195		–0	–	17,355,700
Consumer Discretionary	12,231,604		4,833,341		–0	–	17,064,945
Communication Services	9,606,550		1,619,578		–0	–	11,226,128
Consumer Staples	6,860,436		3,937,017		–0	–	10,797,453
Energy	5,179,075		1,816,800		–0	–	6,995,875
Materials	3,195,377		3,300,364		–0	–	6,495,741
Utilities	2,638,159		1,434,815		–0	–	4,072,974
Real Estate	2,832,964		1,004,440		–0	–	3,837,404
Governments—Treasuries	–0	–	87,020,873		–0	–	87,020,873
Agencies	–0	–	811,848		–0	–	811,848
Purchased Options—Puts	–0	–	729,943		–0	–	729,943
Warrants	–0	–	–0	–	0	(a)	–0	–
Short-Term Investments	6,267,808		–0	–	–0	–	6,267,808
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,615,764		–0	–	–0	–	1,615,764

Total Investments in Securities	123,096,681		129,924,643		0	(a)	253,021,324
Other Financial Instruments(b):
Assets:
Futures	1,397,824		–0	–	–0	–	1,397,824	(c)
Forward Currency Exchange Contracts	–0	–	1,057,315		–0	–	1,057,315
Liabilities:
Futures	(183,759)		–0	–	–0	–	(183,759	)(c)
Forward Currency Exchange Contracts	–0	–	(1,117,700)		–0	–	(1,117,700)
Total Return Swaps	–0	–	(587)		–0	–	(587)

Total	$124,310,746		$129,863,671		$0	(a)	$254,174,417

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)	Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

AB Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. The Expense Caps will remain in effect until May 1, 2024 and then may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2023, such reimbursements/waivers amounted to $200,299.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2023, the reimbursement for such services amounted to $96,215.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,800 for the year ended December 31, 2023.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2023, such waiver amounted to $6,456.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2023 is as follows:

Portfolio	Market Value 12/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,658	$47,069	$44,459	$6,268	$256
Government Money Market Portfolio*	165	13,207	11,756	1,616	3

Total				$7,884	$259

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$8,554,241	$24,939,962
U.S. government securities	20,240,186	19,235,038

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$188,613,002

Gross unrealized appreciation	$81,375,618
Gross unrealized depreciation	(17,024,126)

Net unrealized appreciation	$64,351,492

AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2023, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2023, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2023, the Portfolio held purchased options for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

AB Variable Products Series Fund

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2023, the Portfolio held credit default swaps for hedging and non-hedging purposes.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended December 31, 2023, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2023, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$1,044,148	*	Payable for variation margin on futures	$12,692	*

Equity contracts	Receivable for variation margin on futures	353,676	*	Payable for variation margin on futures	171,067	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,057,315		Unrealized depreciation on forward currency exchange contracts	1,117,700

Equity contracts	Investments in securities, at value	729,943

Equity contracts				Unrealized depreciation on total return swaps	587

Total		$3,185,082			$1,302,046

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(1,978,561)	$1,195,899

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(235,646)	105,330

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(128,150)	(169,438)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(2,052,558)	(120,151)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	83,804	–0	–

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	578	(7,214)

Total		$(4,310,533)	$1,004,426

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2023:

Futures:
Average notional amount of buy contracts	$36,235,389
Average notional amount of sale contracts	$7,142,539
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$27,861,760
Average principal amount of sale contracts	$25,975,267
Purchased Options:
Average notional amount	$36,889,735
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$3,188,500	(a)
Total Return Swaps:
Average notional amount	$474,859	(b)

(a)	Positions were open for six months during the year.

(b)	Positions were open for eleven months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$247,545	$(247,545)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	26,352	(26,352)	–0	–	–0	–	–0	–
BNP Paribas SA	221,016	–0	–	–0	–	–0	–	221,016
Deutsche Bank AG	31,132	(31,132)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA	177,377	(38,986)	–0	–	–0	–	138,391
HSBC Bank USA	10,294	–0	–	–0	–	–0	–	10,294
JPMorgan Chase Bank, NA	69,585	(69,585)	–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc./Morgan Stanley Capital Services LLC	191,923	(93,849)	–0	–	–0	–	98,074
State Street Bank & Trust Co.	82,091	(48,058)	–0	–	–0	–	34,033
UBS AG	729,943	(174,990)	(554,953)	–0	–	–0	–

Total	$1,787,258	$(730,497)	$(554,953)	$–0	–	$501,808	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$265,471	$(247,545)	$–0	–	$–0	–	$17,926
Barclays Bank PLC	93,114	(26,352)	–0	–	–0	–	66,762
Deutsche Bank AG	300,498	(31,132)	–0	–	–0	–	269,366
Goldman Sachs Bank USA	38,986	(38,986)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	103,321	(69,585)	–0	–	–0	–	33,736
Morgan Stanley Capital Services, Inc./Morgan Stanley Capital Services LLC	93,849	(93,849)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	48,058	(48,058)	–0	–	–0	–	–0	–
UBS AG	174,990	(174,990)	–0	–	–0	–	–0	–

Total	$1,118,287	$(730,497)	$–0	–	$–0	–	$387,790	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or

AB Variable Products Series Fund

repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$4,324,366	$1,615,764	$2,965,535	$12,177	$3,302	$458

*As	of December 31, 2023.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Class A
Shares sold	2,915	5,959	$24,456	$70,320
Shares issued in reinvestment of dividends and distributions	214	9,643	1,818	82,060
Shares redeemed	(6,942)	(14,092)	(57,972)	(183,919)

Net increase (decrease)	(3,813)	1,510	$(31,698)	$(31,539)

Class B
Shares sold	1,935,596	1,391,617	$16,171,966	$14,302,037
Shares issued on reinvestment of dividends and distributions	172,819	10,461,956	1,462,051	88,612,765
Shares redeemed	(3,442,663)	(2,353,134)	(28,696,005)	(25,480,984)

Net increase (decrease)	(1,334,248)	9,500,439	$(11,061,988)	$77,433,818

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

At December 31, 2023, certain shareholders of the Portfolio owned 91% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk—The Portfolio’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

AB Variable Products Series Fund

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk—The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Portfolio’s losses.

LIBOR Replacement Risk—The Portfolio may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2023.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$1,463,869		$6,479,716
Net long-term capital gains	–0	–	82,215,114

Total taxable distributions paid	$1,463,869		$88,694,830

As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,748,690
Accumulated capital and other losses	(12,620,514	)(a)
Unrealized appreciation (depreciation)	64,391,621	(b)

Total accumulated earnings (deficit)	$54,519,797

(a)	As of December 31, 2023, the Portfolio had a net capital loss carryforward of $12,590,401. As of December 31, 2023, the cumulative deferred loss on straddles was $30,113.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, return of capital distributions received from underlying securities, the tax treatment of passive foreign investment companies (PFICs), the tax deferral of losses on wash sales, the tax treatment of partnership investments, and corporate restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2023, the Portfolio had a net short-term capital loss carryforward of $6,364,603 and a net long-term capital loss carryforward of $6,225,798, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

DYNAMIC ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.94	$14.94	$13.89	$13.46	$11.91

Income From Investment Operations
Net investment income(a)(b)	.12	.12	.14	.15	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.96	(2.57)	1.20	.51	1.60

Net increase (decrease) in net asset value from operations	1.08	(2.45)	1.34	.66	1.83

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.38)	(.29)	(.23)	(.27)
Distributions from net realized gain on investment transactions	–0	–	(4.17)	–0	–	–0	–	(.01)

Total dividends and distributions	(.07)	(4.55)	(.29)	(.23)	(.28)

Net asset value, end of period	$8.95	$7.94	$14.94	$13.89	$13.46

Total Return
Total investment return based on net asset value(c)	13.70%	(18.45)%	9.67%	5.02%	15.51%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$226	$231	$412	$364	$383
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.85%	.84%	.82%	.80%	.80%
Expenses, before waivers/reimbursements(d)‡	.93%	.91%	.83%	.80%	.80%
Net investment income(b)	1.42%	1.10%	.98%	1.18%	1.78%
Portfolio turnover rate	12%	16%	32%	13%	19%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
Portfolios	.00%	.01%	.01%	.01%	.02%

See footnote summary on page 50.

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.89	$14.85	$13.80	$13.36	$11.82

Income From Investment Operations
Net investment income(a)(b)	.10	.09	.12	.12	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.96	(2.56)	1.16	.51	1.60

Net increase (decrease) in net asset value from operations	1.06	(2.47)	1.28	.63	1.79

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.32)	(.23)	(.19)	(.24)
Distributions from net realized gain on investment transactions	–0	–	(4.17)	–0	–	–0	–	(.01)

Total dividends and distributions	(.05)	(4.49)	(.23)	(.19)	(.25)

Net asset value, end of period	$8.90	$7.89	$14.85	$13.80	$13.36

Total Return
Total investment return based on net asset value(c)	13.48%	(18.68)%	9.28%	4.86%	15.24%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$253,591	$235,366	$301,920	$548,422	$568,985
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.10%	1.09%	1.06%	1.05%	1.05%
Expenses, before waivers/reimbursements(d)‡	1.18%	1.17%	1.07%	1.06%	1.05%
Net investment income(b)	1.18%	.87%	.80%	.93%	1.51%
Portfolio turnover rate	12%	16%	32%	13%	19%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.01%	.02%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2022, such waiver amounted to .01%.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and Board of Directors of AB Dynamic Asset Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Dynamic Asset Allocation Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2024

2023 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2023. For corporate shareholders, 99.93% of dividends paid qualify for the dividends received deduction.

DYNAMIC ASSET ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS
Caglasu Altunkopru(2), Vice President Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Congress Street Suite 1	One Battery Park Plaza New York, NY 10004
Boston, MA 02114

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
501 Commerce Street	P.O. Box 786003
Nashville, TN 37203	San Antonio, TX 78278
Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West
New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Messrs. Barenboym and Loewy and Ms. Altunkopru are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

DYNAMIC ASSET ALLOCATION PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors and Advisory Board member is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 48 (2021)	Senior Vice President of the Adviser**, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	82	None

INDEPENDENT DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2011)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017–2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,## 80 (2011)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,## 75 (2011)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)

Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.

		82	None

Carol C. McMullen,## 68 (2016)

Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.

		82	None

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Marshall C. Turner, Jr.## 82 (2011)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

ADVISORY BOARD MEMBER

Emilie D. Wrapp,# 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023–June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

*

The address for each of the Fund’s disinterested Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors or Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former role with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Caglasu Altunkopru 51	Vice President	Senior Vice President of the Adviser**, with which she has been associated in a substantially similar capacity to her current position since prior to 2019.

Alexander Barenboym 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Daniel J. Loewy 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Chief Investment Officer and Head of Multi-Asset and Hedge Fund Solutions; and Chief Investment Officer for Dynamic Asset Allocation.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

DYNAMIC ASSET ALLOCATION PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

DYNAMIC ASSET ALLOCATION PORTFOLIO	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Dynamic Asset Allocation Portfolio (the “Fund”) at meetings held in-person on August 1-2, 2023 and October 31-November 2, 2023 (the “Meetings”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is

AB Variable Products Series Fund

difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meetings, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meetings, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and July 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was equal to the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the those of Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch,

DYNAMIC ASSET ALLOCATION PORTFOLIO

(continued)	AB Variable Products Series Fund

may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

VPS-DAA- 0151-1223

DEC 12.31.23

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	AB DISCOVERY VALUE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

DISCOVERY VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2024

The following is an update of AB Variable Products Series Fund—Discovery Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2023. Prior to May 1, 2023, the Portfolio was named Small/Mid Cap Value Portfolio.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-US companies.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared with its primary benchmark, the Russell 2500 Value Index, as well as the Russell 2500 Index, which represents small-/mid-cap stocks, for the one-, five- and 10-year periods ended December 31, 2023.

All share classes of the Portfolio outperformed the primary benchmark and underperformed the Russell 2500 Index for the annual period. Both security and sector selection were positive, relative to the primary benchmark. Security selection within the financials and consumer discretionary sectors contributed, while selection within health care and consumer staples detracted. An overweight to industrials added to gains, which helped to offset losses from an overweight to financials.

The Portfolio did not use derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended December 31, 2023. Early in the period, aggressive central bank tightening—led by the US Federal Reserve—pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth-and value-oriented stocks rose, but growth significantly outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Portfolio’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it believes are undervalued companies with solid fundamentals, without sacrificing the Portfolio’s deep-value discipline. The Team remains focused on attractively valued opportunities, which the Team believes are widespread across most industry sectors and regions. The Portfolio’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

1

DISCOVERY VALUE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

DISCOVERY VALUE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2023 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Discovery Value Portfolio Class A	17.18%	10.78%	7.55%

Discovery Value Portfolio Class B	16.86%	10.51%	7.29%

Primary Benchmark: Russell 2500 Value Index	15.98%	10.79%	7.42%

Russell 2500 Index	17.42%	11.67%	8.36%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80% and 1.05% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2013 TO 12/31/2023 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Discovery Value Portfolio Class A shares (from 12/31/2013 to 12/31/2023) as compared with the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

DISCOVERY VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,096.00	$4.28	0.81%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%

Class B
Actual	$1,000	$1,094.50	$5.60	1.06%
Hypothetical**	$1,000	$1,019.86	$5.40	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

4

DISCOVERY VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2023 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
PVH Corp.	$12,895,994	1.8%
Builders FirstSource, Inc.	11,765,931	1.6
Jones Lang LaSalle, Inc.	11,666,122	1.6
MasTec, Inc.	11,517,088	1.6
Bath & Body Works, Inc.	11,468,173	1.6
Dycom Industries, Inc.	11,340,163	1.6
First Citizens BancShares, Inc./NC—Class A	11,100,602	1.5
Cboe Global Markets, Inc.	10,827,878	1.5
Comerica, Inc.	10,765,358	1.5
Herc Holdings, Inc.	10,606,924	1.5

	$113,954,233	15.8%

SECTOR BREAKDOWN2

December 31, 2023 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Industrials	$169,962,451	23.6%
Financials	125,421,280	17.4
Consumer Discretionary	120,559,335	16.8
Information Technology	79,834,137	11.1
Real Estate	56,052,916	7.8
Health Care	45,014,493	6.2
Energy	37,287,948	5.2
Materials	24,262,172	3.4
Utilities	20,687,995	2.9
Consumer Staples	20,548,284	2.9
Communication Services	15,998,144	2.2
Short-Term Investments	3,804,925	0.5

Total Investments	$719,434,080	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

DISCOVERY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2023	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.7%

INDUSTRIALS–23.7%
AEROSPACE & DEFENSE–1.3%
Spirit AeroSystems Holdings, Inc.–Class A(a)(b)	287,500	$9,136,750

BUILDING PRODUCTS–1.6%
Builders FirstSource, Inc.(b)	70,480	11,765,931

COMMERCIAL SERVICES & SUPPLIES–2.3%
ABM Industries, Inc.	168,981	7,575,418
Stericycle, Inc.(b)	185,137	9,175,390

		16,750,808

CONSTRUCTION & ENGINEERING–4.6%
Dycom Industries, Inc.(b)	98,533	11,340,163
Fluor Corp.(b)	252,590	9,893,950
MasTec, Inc.(a)(b)	152,101	11,517,088

		32,751,201

ELECTRICAL EQUIPMENT–2.1%
Regal Rexnord Corp.	62,140	9,197,963
Sensata Technologies Holding PLC	158,800	5,966,116

		15,164,079

GROUND TRANSPORTATION–2.3%
ArcBest Corp.	69,366	8,338,487
Knight-Swift Transportation Holdings, Inc.	146,959	8,472,186

		16,810,673

MACHINERY–3.2%
Gates Industrial Corp. PLC(b)	219,779	2,949,434
Middleby Corp. (The)(a)(b)	71,076	10,460,255
Oshkosh Corp.	88,690	9,614,883

		23,024,572

MARINE TRANSPORTATION–1.0%
Star Bulk Carriers Corp.(a)	320,223	6,807,941

PASSENGER AIRLINES–1.0%
Alaska Air Group, Inc.(a)(b)	180,190	7,040,023

PROFESSIONAL SERVICES–2.8%
Korn Ferry	78,290	4,646,511
Robert Half, Inc.(a)	95,095	8,360,752
WNS Holdings Ltd. (ADR)(b)	112,283	7,096,286

		20,103,549

TRADING COMPANIES & DISTRIBUTORS–1.5%
Herc Holdings, Inc.	71,240	10,606,924

		169,962,451

FINANCIALS–17.5%
BANKS–10.6%
BankUnited, Inc.	141,761	4,597,309

Comerica, Inc.	192,893	10,765,358
First BanCorp./Puerto Rico	577,204	9,495,006
First Citizens BancShares, Inc./NC–Class A	7,823	11,100,602
First Hawaiian, Inc.	439,368	10,043,952
Texas Capital Bancshares, Inc.(b)	124,722	8,060,783
Webster Financial Corp.	122,339	6,209,928
Wintrust Financial Corp.	93,710	8,691,603
Zions Bancorp NA(a)	159,068	6,978,313

		75,942,854

CAPITAL MARKETS–3.6%
Cboe Global Markets, Inc.	60,640	10,827,878
Moelis & Co.–Class A	140,277	7,873,748
Stifel Financial Corp.	107,837	7,456,929

		26,158,555

INSURANCE–3.3%
American Financial Group, Inc./OH	59,790	7,108,433
Everest Group Ltd.	19,147	6,769,996
Hanover Insurance Group, Inc. (The)	39,330	4,775,449
Kemper Corp.	95,870	4,665,993

		23,319,871

		125,421,280

CONSUMER DISCRETIONARY–16.8%
AUTOMOBILE COMPONENTS–1.9%
Dana, Inc.	379,445	5,543,691
Goodyear Tire & Rubber Co. (The)(b)	545,184	7,807,035

		13,350,726

DIVERSIFIED CONSUMER SERVICES–1.1%
ADT, Inc.(a)	1,193,753	8,141,395

HOTELS, RESTAURANTS & LEISURE–1.7%
Dine Brands Global, Inc.	117,880	5,852,742
Papa John’s International, Inc.(a)	83,163	6,339,516

		12,192,258

HOUSEHOLD DURABLES–2.4%
PulteGroup, Inc.	95,790	9,887,444
Taylor Morrison Home Corp.(b)	140,859	7,514,827

		17,402,271

LEISURE PRODUCTS–1.5%
Brunswick Corp./DE(a)	108,530	10,500,278

SPECIALTY RETAIL–4.1%
Bath & Body Works, Inc.	265,713	11,468,173
Dick’s Sporting Goods, Inc.(a)	71,560	10,515,742

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Williams-Sonoma, Inc.(a)	38,959	$7,861,147

		29,845,062

TEXTILES, APPAREL & LUXURY GOODS–4.1%
PVH Corp.	105,601	12,895,994
Ralph Lauren Corp.(a)	62,680	9,038,456
Tapestry, Inc.	195,406	7,192,895

		29,127,345

		120,559,335

INFORMATION TECHNOLOGY–11.1%
COMMUNICATIONS EQUIPMENT–2.2%
Calix, Inc.(b)	195,685	8,549,477
Lumentum Holdings, Inc.(a)(b)	134,490	7,049,966

		15,599,443

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.8%
Avnet, Inc.	138,750	6,993,000
Belden, Inc.	81,594	6,303,137

		13,296,137

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.9%
Amkor Technology, Inc.	293,748	9,772,996
FormFactor, Inc.(b)	197,280	8,228,549
Synaptics, Inc.(b)	88,837	10,134,525

		28,136,070

SOFTWARE–3.2%
ACI Worldwide, Inc.(b)	270,946	8,290,947
CommVault Systems, Inc.(b)	88,746	7,086,368
Gen Digital, Inc.	325,380	7,425,172

		22,802,487

		79,834,137

REAL ESTATE–7.8%
DIVERSIFIED REITS–0.8%
Broadstone Net Lease, Inc.–Class A	316,681	5,453,247

HOTEL & RESORT REITS–1.1%
Ryman Hospitality Properties, Inc.	71,850	7,907,811

INDUSTRIAL REITS–2.2%
First Industrial Realty Trust, Inc.	126,307	6,652,590
STAG Industrial, Inc.	239,778	9,413,684

		16,066,274

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.6%
Jones Lang LaSalle, Inc.(b)	61,768	11,666,122

RESIDENTIAL REITS–1.2%
Apartment Income REIT Corp.	249,951	8,680,798

SPECIALIZED REITS–0.9%
CubeSmart	135,462	6,278,664

		56,052,916

HEALTH CARE–6.3%
HEALTH CARE EQUIPMENT & SUPPLIES–3.0%
Avantor, Inc.(b)	328,560	7,501,025
Envista Holdings Corp.(b)	247,530	5,955,572
Integra LifeSciences Holdings Corp.(a)(b)	181,330	7,896,921

		21,353,518

HEALTH CARE PROVIDERS & SERVICES–2.3%
Acadia Healthcare Co., Inc.(b)	71,050	5,524,848
AMN Healthcare Services, Inc.(b)	86,190	6,453,907
Pediatrix Medical Group, Inc.(b)	467,240	4,345,332

		16,324,087

LIFE SCIENCES TOOLS & SERVICES–1.0%
Fortrea Holdings, Inc.(b)	210,226	7,336,888

		45,014,493

ENERGY–5.2%
ENERGY EQUIPMENT & SERVICES–1.0%
ChampionX Corp.	252,710	7,381,659

OIL, GAS & CONSUMABLE FUELS–4.2%
Cameco Corp.(a)	225,700	9,727,670
HF Sinclair Corp.	106,155	5,899,033
International Seaways, Inc.	135,228	6,150,170
Magnolia Oil & Gas Corp.–Class A(a)	381,842	8,129,416

		29,906,289

		37,287,948

MATERIALS–3.4%
CHEMICALS–1.2%
Element Solutions, Inc.	361,999	8,376,657

CONTAINERS & PACKAGING–1.3%
Berry Global Group, Inc.	134,650	9,074,064

METALS & MINING–0.9%
ATI, Inc.(b)	149,801	6,811,451

		24,262,172

7

DISCOVERY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

UTILITIES–2.9%
ELECTRIC UTILITIES–2.1%
IDACORP, Inc.	71,284	$7,008,643
Portland General Electric Co.	183,570	7,955,924

		14,964,567

MULTI-UTILITIES–0.8%
CenterPoint Energy, Inc.	200,330	5,723,428

		20,687,995

CONSUMER STAPLES–2.8%
FOOD PRODUCTS–2.8%
Hain Celestial Group, Inc. (The)(a)(b)	436,704	4,781,909
Lamb Weston Holdings, Inc.	72,250	7,809,503
Nomad Foods Ltd.(b)	469,432	7,956,872

		20,548,284

COMMUNICATION SERVICES–2.2%
MEDIA–2.2%
Criteo SA (Sponsored ADR)(b)	241,059	6,103,614
Nexstar Media Group, Inc.	63,123	9,894,530

		15,998,144

Total Common Stocks (cost $617,866,634)		715,629,155

SHORT-TERM INVESTMENTS–0.5%
INVESTMENT COMPANIES–0.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(c)(d)(e) (cost $3,804,925)	3,804,925	3,804,925

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.2% (cost $621,671,559)		719,434,080

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.1%
INVESTMENT COMPANIES–0.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(c)(d)(e) (cost $832,340)	832,340	832,340

TOTAL INVESTMENTS–100.3% (cost $622,503,899)		720,266,420
Other assets less liabilities–(0.3)%		(2,191,619)

Net Assets–100.0%		$718,074,801

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

8

DISCOVERY VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2023	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $617,866,634)	$715,629,155	(a)
Affiliated issuers (cost $4,637,265—including investment of cash collateral for securities loaned of $832,340)	4,637,265
Cash	52
Unaffiliated dividends receivable	766,169
Affiliated dividends receivable	18,717
Receivable for capital stock sold	17,141
Receivable due from Adviser	570

Total assets	721,069,069

LIABILITIES
Payable for capital stock redeemed	920,068
Payable for collateral received on securities loaned	832,340
Advisory fee payable	445,409
Payable for investment securities purchased	428,811
Custody and accounting fees payable	155,501
Distribution fee payable	94,978
Administrative fee payable	24,090
Transfer Agent fee payable	150
Accrued expenses	92,921

Total liabilities	2,994,268

NET ASSETS	$718,074,801

COMPOSITION OF NET ASSETS
Capital stock, at par	$40,941
Additional paid-in capital	582,177,604
Distributable earnings	135,856,256

NET ASSETS	$718,074,801

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$259,538,131	14,653,054	$17.71

B	$458,536,670	26,287,799	$17.44

(a)	Includes securities on loan with a value of $65,117,379 (see Note E).

See notes to financial statements.

9

DISCOVERY VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2023	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $38,863)	$11,116,095
Affiliated issuers	224,116
Interest	321
Securities lending income	60,370
Other income	18

$11,400,920

Expenses
Advisory fee (see Note B)	4,994,130
Distribution fee—Class B	1,080,454
Transfer agency—Class A	2,383
Transfer agency—Class B	4,402
Administrative	96,655
Custody and accounting	93,765
Legal	69,407
Audit and tax	49,182
Printing	34,872
Directors’ fees	25,123
Miscellaneous	32,605

Total expenses	6,482,978
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(5,919)

Net expenses	6,477,059

Net investment income	4,923,861

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	35,757,363
Foreign currency transactions	1,962
Net change in unrealized appreciation (depreciation) of investments	66,873,944

Net gain on investment and foreign currency transactions	102,633,269

NET INCREASE IN NET ASSETS FROM OPERATIONS	$107,557,130

See notes to financial statements.

10

DISCOVERY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,923,861	$5,968,602
Net realized gain on investment transactions	35,759,325	56,176,032
Net change in unrealized appreciation (depreciation) of investments	66,873,944	(192,080,807)

Net increase (decrease) in net assets from operations	107,557,130	(129,936,173)
Distributions to Shareholders
Class A	(22,107,220)	(39,063,484)
Class B	(40,508,165)	(74,247,640)
CAPITAL STOCK TRANSACTIONS
Net increase	13,461,192	52,787,833

Total increase (decrease)	58,402,937	(190,459,464)
NET ASSETS
Beginning of period	659,671,864	850,131,328

End of period	$718,074,801	$659,671,864

See notes to financial statements.

11

DISCOVERY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2023	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Discovery Value Portfolio (the “Portfolio”) (formerly known as AB Small/Mid Cap Value Portfolio) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

12

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2023:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$715,629,155		$–0	–	$–0	–	$715,629,155
Short-Term Investments	3,804,925		–0	–	–0	–	3,804,925
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	832,340		–0	–	–0	–	832,340

Total Investments in Securities	720,266,420		–0	–	–0	–	720,266,420
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$720,266,420		$–0	–	$–0	–	$720,266,420

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

13

DISCOVERY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2023, there were no expenses waived by the Adviser.

14

AB Variable Products Series Fund

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2023, the reimbursement for such services amounted to $96,655.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,800 for the year ended December 31, 2023.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2023, such waiver amounted to $5,319.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2023 is as follows:

Portfolio	Market Value 12/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,206	$138,713	$139,114	$3,805	$224
Government Money Market Portfolio*	207	80,583	79,958	832	13

Total				$4,637	$237

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$329,005,803		$370,219,671
U.S. government securities	–0	–	–0	–

15

DISCOVERY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$625,153,515

Gross unrealized appreciation	$140,122,255
Gross unrealized depreciation	(45,009,350)

Net unrealized appreciation	$95,112,905

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2023.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

16

AB Variable Products Series Fund

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$65,117,379	$832,340	$66,609,939	$47,450	$12,920	$600

*	As of December 31, 2023.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Class A
Shares sold	1,485,530	914,008	$24,512,123	$18,069,372
Shares issued in reinvestment of dividends and distributions	1,319,834	2,264,550	22,107,220	39,063,484
Shares redeemed	(1,902,203)	(1,637,209)	(31,889,060)	(32,043,197)

Net increase	903,161	1,541,349	$14,730,283	$25,089,659

Class B
Shares sold	1,449,832	1,801,924	$23,808,551	$35,459,120
Shares issued on reinvestment of dividends and distributions	2,453,553	4,359,814	40,508,165	74,247,640
Shares redeemed	(3,914,785)	(4,193,215)	(65,585,807)	(82,008,586)

Net increase (decrease)	(11,400)	1,968,523	$(1,269,091)	$27,698,174

At December 31, 2023, certain shareholders of the Portfolio owned 72% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss.

17

DISCOVERY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

LIBOR Replacement Risk—The Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2023.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$9,916,054	$53,540,355
Net long-term capital gains	52,699,331	59,770,769

Total taxable distributions paid	$62,615,385	$113,311,124

As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,008,506
Undistributed capital gains	30,734,846
Unrealized appreciation (depreciation)	95,112,906	(a)

Total accumulated earnings (deficit)	$135,856,258

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2023, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions, or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

DISCOVERY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.62	$23.46	$17.39	$17.91	$16.93

Income From Investment Operations
Net investment income(a)(b)	.15	.19	.21	.17	.16
Net realized and unrealized gain (loss) on investment transactions	2.61	(3.74)	6.03	.20	3.04

Net increase (decrease) in net asset value from operations	2.76	(3.55)	6.24	.37	3.20

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.22)	(.17)	(.16)	(.11)
Distributions from net realized gain on investment transactions	(1.48)	(3.07)	–0	–	(.73)	(2.11)

Total dividends and distributions	(1.67)	(3.29)	(.17)	(.89)	(2.22)

Net asset value, end of period	$17.71	$16.62	$23.46	$17.39	$17.91

Total Return
Total investment return based on net asset value(c)	17.18%	(15.63)%	35.95%	3.37%	20.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$259,538	$228,586	$286,390	$222,441	$211,046
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.81%	.80%	.80%	.83%	.82%
Expenses, before waivers/reimbursements	.81%	.80%	.80%	.83%	.83%
Net investment income(b)	.91%	1.00%	.98%	1.17%	.90%
Portfolio turnover rate	49%	42%	54%	58%	33%

See footnote summary on page 21.

20

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.39	$23.17	$17.19	$17.72	$16.75

Income From Investment Operations
Net investment income(a)(b)	.11	.14	.16	.13	.12
Net realized and unrealized gain (loss) on investment transactions	2.56	(3.68)	5.95	.18	3.02

Net increase (decrease) in net asset value from operations	2.67	(3.54)	6.11	.31	3.14

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.17)	(.13)	(.11)	(.06)
Distributions from net realized gain on investment transactions	(1.48)	(3.07)	–0	–	(.73)	(2.11)

Total dividends and distributions	(1.62)	(3.24)	(.13)	(.84)	(2.17)

Net asset value, end of period	$17.44	$16.39	$23.17	$17.19	$17.72

Total Return
Total investment return based on net asset value(c)	16.86%	(15.82)%	35.60%	3.05%	19.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$458,537	$431,086	$563,741	$432,719	$423,246
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.06%	1.05%	1.05%	1.08%	1.07%
Expenses, before waivers/reimbursements	1.06%	1.05%	1.05%	1.08%	1.08%
Net investment income(b)	.65%	.74%	.73%	.91%	.65%
Portfolio turnover rate.	49%	42%	54%	58%	33%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Discovery Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Discovery Value Portfolio (formerly known as AB Small/Mid Cap Value Portfolio) (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2024

22

2023 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2023. For corporate shareholders, 98.07% of dividends paid qualify for the dividends received deduction. The Portfolio designates $52,699,331 of dividends paid as long-term capital gain dividends.

23

DISCOVERY VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS
James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company One Congress Street Suite 1 Boston, MA 02114	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

DISCOVERY VALUE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors and Advisory Board member is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 48 (2021)	Senior Vice President of the Adviser, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	82	None

INDEPENDENT DIRECTORS

Garry L. Moody## Chairman of the Board 71 (2008)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

25

DISCOVERY VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017–2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014–2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,## 80 (2005)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)

Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.

		82

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

27

DISCOVERY VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Marshall C. Turner, Jr.## 82 (2005)

Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		82	None

ADVISORY BOARD MEMBER

Emilie D. Wrapp,# 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023–June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

*

The address for each of the Fund’s Directors and the Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors or the Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former role with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

28

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

James W. MacGregor 56	Vice President	Senior Vice President and Chief Investment Officer of US Small and Mid-Cap Value Equities of the Adviser**, with which he has been associated since prior to 2019. He is also Head - US Value Equities since 2019.

Erik A. Turenchalk 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 to 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618 or visit www.abfunds.com, for a free prospectus or SAI.

29

DISCOVERY VALUE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

30

DISCOVERY VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Portfolio (formerly AB Small/Mid Cap Value Portfolio) (the “Fund”) at a meeting held in person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

31

DISCOVERY VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

32

AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was equal to a median. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

33

VPS-DV-0151-1223

DEC 12.31.23

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	AB GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL RISK ALLOCATION—

MODERATE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2024

The following is an update of AB Variable Products Series Fund—Global Risk Allocation—Moderate Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2023.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to seek long-term growth of capital while seeking to limit volatility. In making decisions on the allocation of assets among “growth assets” and “safety assets,” the Adviser uses a risk-weighted allocation methodology based on the expected “tail risk” of each asset class. For purposes of the Portfolio, growth assets include global equities and, at times, high-yield fixed-income securities (commonly known as “junk bonds”), and safety assets include government securities of developed countries. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material or “tail” losses. To execute this strategy, the percentage loss that will constitute a tail loss is calculated for each asset class based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets contribute the majority of the expected risk of tail loss (“tail risk”) of the Portfolio, and safety assets contribute a lesser amount of tail risk. The Adviser makes frequent adjustments to the Portfolio’s asset-class exposures based on these tail-risk determinations. To help limit tail risk, the Portfolio utilizes a risk-management strategy involving the purchase of put options and sale of call options on equity indices, equity index futures or exchange-traded funds (“ETFs”). The Adviser will, on a best-efforts basis, seek to limit the volatility of the Portfolio to no more than 10% on an annualized basis. Actual results may vary.

The Adviser also assesses tail risk on a security, sector and country basis, and makes adjustments to the Portfolio’s allocations within each asset class when practicable. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Adviser expects that the Portfolio’s investments in high-yield fixed-income securities will not exceed 10% of the Portfolio’s net assets. The Portfolio’s investments in each asset class will generally be global in nature.

The Adviser expects to utilize a variety of derivatives in its management of the Portfolio, including futures contracts, options, swaps and forwards. Derivatives often provide more efficient and economical exposure to market segments than direct investments, and the Portfolio may utilize derivatives and ETFs to gain exposure to equity and fixed-income asset classes. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Portfolio’s assets may be held in cash or invested in cash equivalents to cover the Portfolio’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements, and money-market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset-class exposure so that the Portfolio’s aggregate exposure will substantially exceed its net assets (i.e., so that the Portfolio is effectively leveraged).

Currency exchange-rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Portfolio investments through currency-related derivatives, or decide not to hedge this exposure. The Portfolio is diversified.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net, USD hedged) and a 60%/40% blend of the MSCI World Index (net, USD hedged) and the Bloomberg Global G7 Treasury Index (USD hedged), for the one- and five-year periods ended December 31, 2023, and the period since the Portfolio’s inception on April 28, 2015.

For the 12-month period, all share classes of the Portfolio underperformed the primary benchmark and the blended benchmark. The Portfolio allocated most of its risk to global equity, with the balance allocated to government bonds and cash. Over the period, the Portfolio’s underweight to fixed income detracted from relative performance. For global equity exposure, the Portfolio entered the year with an underweight and ended the year with an overweight position. Overall equity positioning contributed, while equity index option protection detracted from performance.

During the 12-month period, the Portfolio used derivatives for hedging and investment purposes. Futures, forwards and purchased options detracted from absolute returns, while written options contributed.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended December 31, 2023. Early in the period, aggressive central bank tightening—led by the US Federal Reserve—pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish

1

AB Variable Products Series Fund

higher-for-longer rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve (the “Fed”) would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth-and value-oriented stocks rose, but growth significantly outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

Fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns started to diverge based on individual country growth and inflation expectations and central bank decisions. Most central banks raised interest rates substantially to combat inflation, then paused further interest-rate hikes later in the period, and are now likely to begin to reduce short-term rates in 2024. Government bond returns in aggregate were strong as treasury yields fell significantly beginning in mid-October. Overall, developed-market investment-grade corporate bonds materially outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and significantly outperformed government bonds—especially in the eurozone and US. Emerging-market hard-currency sovereign bonds outperformed developed-market treasuries. Emerging-market hard-currency corporate bonds had strong relative positive returns. Among sovereigns and corporates, emerging-market high yield outperformed investment grade during the period. Local-currency sovereign bonds led emerging-market returns as the US dollar was mixed against all currencies over the year.

The Portfolio began the year with a modest equity underweight due to high market volatilities. An underweight bond, caused by concerns about inflation and restrictive monetary policies, negatively impacted fixed income investments. The Portfolio moved to an equity overweight in the second quarter of the year when the Silicon Valley Bank crisis heightened as market volatilities began to ease. The Portfolio’s Senior Investment Management Team (the “Team”) maintained dynamic risk management to equity exposure. The Team maintained a base case outlook of the US soft landing as the Fed and European Central Bank begin to cut rates in 2024.

The Portfolio ended the period with an overweight to equities as market volatilities eased.

2

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and Bloomberg Global G7 Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, hedged to the US dollar. The Bloomberg Global G7 Treasury Index tracks fixed-rate local-currency government debt of investment-grade G7 countries. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives, and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High-Yield Securities Risk: Investments in fixed-income securities with ratings below investment-grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk: Because the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2023 (unaudited)	1 Year	5 Years[1]	Since Inception[1,2]

Global Risk Allocation—Moderate Portfolio Class B	14.79%	5.83%	3.76%

Primary Benchmark: MSCI World Index (net, USD hedged)	24.30%	13.93%	9.59%

Blended Benchmark: 60% MSCI World Index (net, USD hedged)/ 40% Bloomberg Global G7 Treasury Index (USD hedged)	16.76%	8.79%	6.49%
1 Average annual returns.
2 Inception date: 4/28/2015.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.83% for Class B shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

4/28/20151 TO 12/31/2023 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Risk Allocation—Moderate Portfolio Class B shares (from 4/28/20151 to 12/31/2023) as compared with the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/28/2015.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class B
Actual	$1,000	$1,052.90	$3.98	0.77%	$4.14	0.80%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%	$4.08	0.80%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated/unaffiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SECURITY TYPE BREAKDOWN[1]

December 31, 2023 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$606,512,480	81.2%
Purchased Options—Puts	369,143	0.1
Short-Term Investments	139,612,098	18.7

Total Investments	$746,493,721	100.0%

COUNTRY BREAKDOWN2

December 31, 2023 (unaudited)

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$436,957,968	58.5%
Japan	39,014,612	5.2
United Kingdom	22,052,154	3.0
France	19,614,409	2.6
Switzerland	16,827,864	2.3
Germany	14,989,782	2.0
Australia	14,160,109	1.9
Netherlands	7,875,824	1.1
Denmark	5,858,956	0.8
Sweden	5,576,278	0.7
Spain	4,516,503	0.6
Italy	3,995,782	0.5
Hong Kong	3,453,371	0.5
Other	11,988,011	1.6
Short-Term Investments	139,612,098	18.7

Total Investments	$746,493,721	100.0%

1	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

2	The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following: Austria, Belgium, Brazil, Chile, China, Finland, Ireland, Israel, Jordan, Luxembourg, Macau, New Zealand, Norway, Portugal, Singapore, South Africa and South Korea.

7

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2023	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–78.2%

INFORMATION TECHNOLOGY–18.0%
COMMUNICATIONS EQUIPMENT–0.5%
Arista Networks, Inc.(a)	2,720	$640,588
Cisco Systems, Inc.	43,724	2,208,886
F5, Inc.(a)	646	115,442
Juniper Networks, Inc.	3,442	101,470
Motorola Solutions, Inc.	1,792	561,058
Nokia Oyj	57,110	194,512
Telefonaktiebolaget LM Ericsson–Class B	31,254	196,687

		4,018,643

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.7%
Amphenol Corp.–Class A	6,444	638,794
Azbil Corp.	1,244	40,996
CDW Corp./DE	1,446	328,704
Corning, Inc.	8,290	252,400
Halma PLC	4,194	121,944
Hamamatsu Photonics KK	1,510	61,952
Hexagon AB–Class B	21,950	263,648
Hirose Electric Co., Ltd.	372	42,014
Ibiden Co., Ltd.	1,206	66,474
Jabil, Inc.	1,382	175,940
Keyence Corp.	2,098	921,770
Keysight Technologies, Inc.(a)	1,918	304,976
Kyocera Corp.	14,040	204,424
Murata Manufacturing Co., Ltd.	18,672	394,576
Omron Corp.	1,912	88,924
Shimadzu Corp.	2,568	71,576
TDK Corp.	4,192	198,756
TE Connectivity Ltd.	3,356	471,378
Teledyne Technologies, Inc.(a)	510	227,162
Trimble, Inc.(a)	2,686	142,842
Yaskawa Electric Corp.(b)	2,574	107,134
Yokogawa Electric Corp.	2,300	43,718
Zebra Technologies Corp.–Class A(a)	554	151,424

		5,321,526

IT SERVICES–0.9%
Accenture PLC–Class A	6,776	2,377,416
Akamai Technologies, Inc.(a)	1,628	192,674
Bechtle AG	934	46,732
Capgemini SE	1,686	352,150

Cognizant Technology Solutions Corp.–Class A	5,412	408,768
EPAM Systems, Inc.(a)	624	185,242
Fujitsu Ltd.	1,902	286,239
Gartner, Inc.(a)	842	379,384
International Business Machines Corp.	9,858	1,612,112
NEC Corp.	2,712	160,182
Nomura Research Institute Ltd.	4,140	120,208
NTT Data Group Corp.	6,710	94,836
Obic Co., Ltd.(b)	766	131,622
Otsuka Corp.	1,284	52,844
SCSK Corp.	1,574	31,162
TIS, Inc.	2,330	51,212
VeriSign, Inc.(a)	960	197,516
Wix.com Ltd.(a)	622	76,518

		6,756,817

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.4%
Advanced Micro Devices, Inc.(a)	17,440	2,570,830
Advantest Corp.	8,268	278,594
Analog Devices, Inc.	5,380	1,068,054
Applied Materials, Inc.	9,030	1,463,492
ASM International NV	512	266,482
ASML Holding NV	4,348	3,281,496
BE Semiconductor Industries NV	860	129,840
Broadcom, Inc.	4,738	5,288,792
Disco Corp.	1,002	247,214
Enphase Energy, Inc.(a)	1,474	194,774
First Solar, Inc.(a)	1,154	198,638
Infineon Technologies AG	14,080	588,018
Intel Corp.	45,510	2,286,878
KLA Corp.	1,468	852,768
Lam Research Corp.	1,424	1,114,580
Lasertec Corp.(b)	830	217,896
Microchip Technology, Inc.	5,840	526,652
Micron Technology, Inc.	11,854	1,011,536
Monolithic Power Systems, Inc.	518	326,114
NVIDIA Corp.	26,662	13,203,556
NXP Semiconductors NV	2,782	638,970
ON Semiconductor Corp.(a)	4,650	388,331
Qorvo, Inc.(a)	1,052	118,354
QUALCOMM, Inc.	12,014	1,737,584
Renesas Electronics Corp.(a)	15,836	283,162
Rohm Co., Ltd.	3,538	67,524
Skyworks Solutions, Inc.	1,722	193,474

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

STMicroelectronics NV	7,364	$369,370
SUMCO Corp.(b)	3,702	55,378
Teradyne, Inc.	1,650	179,058
Texas Instruments, Inc.	9,804	1,671,190
Tokyo Electron Ltd.	5,086	903,808

		41,722,407

SOFTWARE–6.4%
Adobe, Inc.(a)	4,916	2,932,290
ANSYS, Inc.(a)	938	340,018
Autodesk, Inc.(a)	2,308	561,708
Cadence Design Systems, Inc.(a)	2,938	799,950
Check Point Software Technologies Ltd.(a)	1,022	156,152
CyberArk Software Ltd.(a)	466	102,078
Dassault Systemes SE	7,200	352,420
Fair Isaac Corp.(a)	268	310,790
Fortinet, Inc.(a)	6,880	402,686
Gen Digital, Inc.	6,086	138,882
Intuit, Inc.	3,026	1,890,716
Microsoft Corp.	80,228	30,168,938
Monday.com Ltd.(a)	288	53,902
Nemetschek SE	648	55,946
Nice Ltd.(a)	688	136,630
Oracle Corp.	17,152	1,808,230
Oracle Corp. Japan	456	35,102
Palo Alto Networks, Inc.(a)	3,356	989,322
PTC, Inc.(a)	1,284	224,474
Roper Technologies, Inc.	1,154	628,582
Sage Group PLC (The)	10,942	163,336
Salesforce, Inc.(a)	10,504	2,763,760
SAP SE	11,260	1,733,002
ServiceNow, Inc.(a)	2,214	1,563,462
Synopsys, Inc.(a)	1,642	845,482
Temenos AG (REG)	740	68,960
Trend Micro, Inc./Japan	1,438	76,692
Tyler Technologies, Inc.(a)	454	189,826
WiseTech Global Ltd.(b)	1,872	95,948
Xero Ltd.(a)	1,584	120,764

		49,710,048

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–4.1%
Apple, Inc.	157,810	30,383,155
Brother Industries Ltd.	2,378	37,854
Canon, Inc.(b)	10,710	274,726
FUJIFILM Holdings Corp.	4,034	241,696
Hewlett Packard Enterprise Co.	13,848	235,140
HP, Inc.	9,388	282,484
Logitech International SA (REG)	1,812	172,300

NetApp, Inc.	2,254	198,712
Ricoh Co., Ltd.	5,800	44,412
Seagate Technology Holdings PLC	2,100	179,278
Seiko Epson Corp.	3,140	46,868
Western Digital Corp.(a)	3,500	183,294

		32,279,919

		139,809,360

FINANCIALS–11.5%
BANKS–4.0%
ABN AMRO Bank NV–Class CVA	5,132	77,178
AIB Group PLC	16,940	72,550
ANZ Group Holdings Ltd.	32,402	572,462
Banco Bilbao Vizcaya Argentaria SA	64,316	586,192
Banco BPM SpA	13,068	69,246
Banco Santander SA	174,490	729,832
Bank Hapoalim BM	13,560	121,808
Bank Leumi Le-Israel BM	15,840	127,478
Bank of America Corp.	74,320	2,502,354
Bank of Ireland Group PLC	11,086	100,644
Banque Cantonale Vaudoise (REG)(b)	360	46,428
Barclays PLC	161,234	315,705
BNP Paribas SA	11,326	786,542
BOC Hong Kong Holdings Ltd.	39,084	106,170
CaixaBank SA	43,626	179,662
Chiba Bank Ltd. (The)	5,340	38,472
Citigroup, Inc.	20,660	1,062,700
Citizens Financial Group, Inc.	5,034	166,794
Comerica, Inc.	1,424	79,418
Commerzbank AG	11,362	135,034
Commonwealth Bank of Australia	18,072	1,377,394
Concordia Financial Group Ltd.(b)	10,968	49,994
Credit Agricole SA	11,520	163,762
Danske Bank A/S	7,404	197,892
DBS Group Holdings Ltd.	19,478	492,576
DNB Bank ASA	9,890	210,274
Erste Group Bank AG	3,756	152,136
Fifth Third Bancorp	7,352	253,536
FinecoBank Banca Fineco SpA	6,518	98,042
Hang Seng Bank Ltd.	8,010	93,508
HSBC Holdings PLC	209,914	1,698,188
Huntington Bancshares, Inc./OH	15,632	198,826
ING Groep NV	39,024	585,132
Intesa Sanpaolo SpA	165,870	485,400

9

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Israel Discount Bank Ltd.–Class A	12,464	$62,402
Japan Post Bank Co., Ltd.	15,602	158,770
JPMorgan Chase & Co.	31,208	5,308,310
KBC Group NV	2,758	178,992
KeyCorp	10,106	145,526
Lloyds Banking Group PLC	678,102	411,292
M&T Bank Corp.	1,792	245,510
Mediobanca Banca di Credito Finanziario SpA	5,772	71,512
Mitsubishi UFJ Financial Group, Inc.	123,114	1,056,572
Mizrahi Tefahot Bank Ltd.	1,726	66,778
Mizuho Financial Group, Inc.	25,812	440,296
National Australia Bank Ltd.	33,776	705,928
NatWest Group PLC	60,628	168,874
Nordea Bank Abp	34,220	424,824
Oversea-Chinese Banking Corp. Ltd.	36,044	354,642
PNC Financial Services Group, Inc. (The)	4,300	665,856
Regions Financial Corp.	10,040	194,556
Resona Holdings, Inc.	22,172	112,398
Shizuoka Financial Group, Inc.	4,498	38,026
Skandinaviska Enskilda Banken AB–Class A	16,832	232,280
Societe Generale SA	7,964	211,884
Standard Chartered PLC	24,600	208,758
Sumitomo Mitsui Financial Group, Inc.	13,700	666,640
Sumitomo Mitsui Trust Holdings, Inc.	7,118	136,324
Svenska Handelsbanken AB–Class A	15,726	170,890
Swedbank AB–Class A	8,976	181,474
Truist Financial Corp.	14,396	531,500
UniCredit SpA	17,318	471,536
United Overseas Bank Ltd.	13,676	295,150
US Bancorp	16,808	727,408
Wells Fargo & Co.	39,202	1,929,522
Westpac Banking Corp.	37,834	590,288
Zions Bancorp NA	1,600	70,148

		31,168,195

CAPITAL MARKETS–2.3%
3i Group PLC	10,526	323,986
abrdn PLC(b)	19,986	45,440
Ameriprise Financial, Inc.	1,092	414,774
Amundi SA	692	47,132

ASX Ltd.	2,054	88,246
Bank of New York Mellon Corp. (The)	8,302	432,120
BlackRock, Inc.	1,510	1,225,006
Blackstone, Inc.	7,670	1,004,156
Cboe Global Markets, Inc.	1,140	203,380
Charles Schwab Corp. (The)	16,066	1,105,272
CME Group, Inc.	3,886	818,392
Daiwa Securities Group, Inc.	14,382	96,534
Deutsche Bank AG (REG)	20,492	279,738
Deutsche Boerse AG	2,058	423,814
EQT AB(b)	3,916	110,848
Euronext NV(c)	936	81,344
FactSet Research Systems, Inc.	410	195,590
Franklin Resources, Inc.	3,044	90,650
Futu Holdings Ltd. (ADR)(a)	656	35,838
Goldman Sachs Group, Inc. (The)	3,520	1,357,910
Hargreaves Lansdown PLC	3,584	33,496
Hong Kong Exchanges & Clearing Ltd.	12,930	443,502
Intercontinental Exchange, Inc.	6,178	793,440
Invesco Ltd.	4,854	86,578
Japan Exchange Group, Inc.	5,414	114,266
Julius Baer Group Ltd.	2,200	123,360
London Stock Exchange Group PLC	4,492	530,888
Macquarie Group Ltd.	3,976	497,722
MarketAxess Holdings, Inc.	410	119,776
Moody’s Corp.	1,700	663,562
Morgan Stanley	13,642	1,272,116
MSCI, Inc.	854	483,066
Nasdaq, Inc.	3,676	213,664
Nomura Holdings, Inc.	32,078	144,461
Northern Trust Corp.	2,236	188,590
Partners Group Holding AG	246	354,258
Raymond James Financial, Inc.	2,028	226,122
S&P Global, Inc.	3,498	1,540,498
SBI Holdings, Inc.	2,696	60,508
Schroders PLC	8,348	45,644
Singapore Exchange Ltd.	8,880	66,062
St. James’s Place PLC	5,808	50,522
State Street Corp.	3,332	258,020
T Rowe Price Group, Inc.	2,412	259,748
UBS Group AG (REG)	35,460	1,101,442

		18,051,481

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER FINANCE–0.3%
American Express Co.	6,214	$1,164,131
Capital One Financial Corp.	4,112	539,034
Discover Financial Services	2,700	303,368
Synchrony Financial	4,468	170,594

		2,177,127

FINANCIAL SERVICES–2.6%
Adyen NV(a)(b)	238	307,244
Berkshire Hathaway, Inc.–Class B(a)	19,640	7,004,802
Edenred SE	2,692	161,042
Eurazeo SE	464	36,894
EXOR NV	1,010	100,998
Fidelity National Information Services, Inc.	6,396	384,208
Fiserv, Inc.(a)	6,480	860,670
FleetCor Technologies, Inc.(a)	780	220,154
Global Payments, Inc.	2,812	356,998
Groupe Bruxelles Lambert NV	950	74,736
Industrivarden AB–Class A	1,482	48,420
Industrivarden AB–Class C(b)	1,638	53,416
Investor AB–Class B	18,560	430,400
Jack Henry & Associates, Inc.	786	128,440
L E Lundbergforetagen AB–Class B	872	47,432
M&G PLC	24,184	68,444
Mastercard, Inc.–Class A	8,940	3,812,572
Mitsubishi HC Capital, Inc.	8,514	57,042
Nexi SpA(a)(b)	6,114	50,084
ORIX Corp.	12,654	237,658
PayPal Holdings, Inc.(a)	11,638	714,690
Sofina SA	178	44,130
Visa, Inc.–Class A	17,206	4,479,582
Wise PLC–Class A(a)	6,500	72,290
Worldline SA/France(a)	2,518	43,788

		19,796,134

INSURANCE–2.3%
Admiral Group PLC	2,808	95,966
Aegon Ltd.(b)	17,090	99,362
Aflac, Inc.	5,740	473,550
Ageas SA/NV	1,792	77,900
AIA Group Ltd.	123,706	1,076,590
Allianz SE (REG)	4,350	1,162,232
Allstate Corp. (The)	2,826	395,444
American International Group, Inc.	7,578	513,410

Aon PLC–Class A	2,162	628,894
Arch Capital Group Ltd.(a)	4,028	299,160
Arthur J Gallagher & Co.	2,332	524,196
ASR Nederland NV	1,706	80,592
Assicurazioni Generali SpA	10,956	231,472
Assurant, Inc.	568	95,702
Aviva PLC	29,198	161,560
AXA SA	19,428	634,450
Baloise Holding AG (REG)	526	82,314
Brown & Brown, Inc.	2,550	181,330
Chubb Ltd.	4,404	995,304
Cincinnati Financial Corp.	1,682	174,020
Dai-ichi Life Holdings, Inc.	10,156	215,438
Everest Group Ltd.	468	165,476
Gjensidige Forsikring ASA	2,016	37,184
Globe Life, Inc.	926	112,590
Hannover Rueck SE	666	159,004
Hartford Financial Services Group, Inc. (The)	3,248	260,994
Helvetia Holding AG (REG)(b)	426	58,740
Insurance Australia Group Ltd.	26,270	101,544
Japan Post Holdings Co., Ltd.	22,390	199,876
Japan Post Insurance Co., Ltd.	2,014	35,732
Legal & General Group PLC	63,804	203,898
Loews Corp.	1,976	137,510
Marsh & McLennan Cos., Inc.	5,322	1,008,360
Medibank Pvt Ltd.	27,748	67,364
MetLife, Inc.	6,712	443,864
MS&AD Insurance Group Holdings, Inc.	4,612	181,338
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	1,472	610,606
NN Group NV	2,920	115,362
Phoenix Group Holdings PLC	7,768	52,894
Poste Italiane SpA	5,264	59,822
Principal Financial Group, Inc.	2,368	186,290
Progressive Corp. (The)	6,316	1,005,854
Prudential Financial, Inc.	3,898	404,158
Prudential PLC	29,684	334,904
QBE Insurance Group Ltd.	16,106	163,196
Sampo Oyj–Class A	4,862	212,972

11

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Sompo Holdings, Inc.	3,266	$159,800
Suncorp Group Ltd.	13,390	126,794
Swiss Life Holding AG (REG)	324	225,164
Swiss Re AG	3,258	366,624
T&D Holdings, Inc.	5,344	84,822
Talanx AG	740	52,884
Tokio Marine Holdings, Inc.	19,484	485,170
Travelers Cos, Inc. (The)	2,466	469,558
Tryg A/S	3,808	82,870
W R Berkley Corp.	2,200	155,514
Willis Towers Watson PLC	1,116	268,938
Zurich Insurance Group AG	1,578	825,020

		17,821,576

		89,014,513

HEALTH CARE–9.9%
BIOTECHNOLOGY–1.3%
AbbVie, Inc.	19,058	2,953,418
Amgen, Inc.	5,778	1,663,892
Argenx SE(a)	638	242,294
Biogen, Inc.(a)	1,564	404,716
CSL Ltd.	5,210	1,015,490
Genmab A/S(a)	716	228,300
Gilead Sciences, Inc.	13,450	1,089,584
Grifols SA(a)(b)	3,006	51,408
Incyte Corp.(a)	2,008	126,082
Moderna, Inc.(a)	3,582	356,130
Regeneron Pharmaceuticals, Inc.(a)	1,156	1,015,304
Swedish Orphan Biovitrum AB(a)	2,170	57,418
Vertex Pharmaceuticals, Inc.(a)	2,782	1,131,968

		10,336,004

HEALTH CARE EQUIPMENT & SUPPLIES–1.9%
Abbott Laboratories	18,732	2,061,832
Alcon, Inc.	5,442	425,682
Align Technology, Inc.(a)	770	210,706
Asahi Intecc Co., Ltd.(b)	2,190	44,390
Baxter International, Inc.	5,476	211,702
Becton Dickinson & Co.	3,132	763,676
BioMerieux	476	52,848
Boston Scientific Corp.(a)	15,806	913,744
Carl Zeiss Meditec AG	450	48,984
Cochlear Ltd.(b)	726	147,498
Coloplast A/S–Class B	1,474	168,314
Cooper Cos., Inc. (The)	536	202,466
Demant A/S(a)	1,082	47,456

DENTSPLY SIRONA, Inc.	2,288	81,394
Dexcom, Inc.(a)	4,172	517,580
DiaSorin SpA(b)	240	24,632
Edwards Lifesciences Corp.(a)	6,548	499,208
EssilorLuxottica SA	3,180	638,340
Fisher & Paykel Healthcare Corp. Ltd.	6,106	91,046
GE Healthcare, Inc.	4,226	326,754
Getinge AB–Class B	2,520	56,114
Hologic, Inc.(a)	2,644	188,914
Hoya Corp.	3,850	479,476
IDEXX Laboratories, Inc.(a)	898	497,880
Insulet Corp.(a)	754	163,602
Intuitive Surgical, Inc.(a)	3,800	1,281,968
Koninklijke Philips NV	8,510	199,152
Medtronic PLC	14,362	1,183,142
Olympus Corp.	12,968	187,184
ResMed, Inc.	1,588	273,168
Siemens Healthineers AG	3,096	179,750
Smith & Nephew PLC	9,172	125,996
Sonova Holding AG (REG)	556	181,838
STERIS PLC	1,066	234,360
Straumann Holding AG (REG)	1,218	196,832
Stryker Corp.	3,650	1,093,030
Sysmex Corp.	1,870	103,898
Teleflex, Inc.	508	126,416
Terumo Corp.	7,272	237,770
Zimmer Biomet Holdings, Inc.	2,256	274,556

		14,743,298

HEALTH CARE PROVIDERS & SERVICES–1.7%
Amplifon SpA	1,382	47,888
Cardinal Health, Inc.	2,660	268,128
Cencora, Inc.	1,800	369,684
Centene Corp.(a)	5,766	427,894
Cigna Group (The)	3,160	945,962
CVS Health Corp.	13,864	1,094,702
DaVita, Inc.(a)	582	60,866
EBOS Group Ltd.	1,688	37,856
Elevance Health, Inc.	2,536	1,195,876
Fresenius Medical Care AG	2,194	91,686
Fresenius SE & Co. KGaA	4,564	141,432
HCA Healthcare, Inc.	2,138	578,714
Henry Schein, Inc.(a)	1,410	106,750
Humana, Inc.	1,330	608,430
Laboratory Corp. of America Holdings	916	208,198

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

McKesson Corp.	1,436	$664,840
Molina Healthcare, Inc.(a)	630	227,264
Quest Diagnostics, Inc.	1,214	167,386
Ramsay Health Care Ltd.(b)	1,960	70,310
Sonic Healthcare Ltd.	4,802	104,906
UnitedHealth Group, Inc.	9,984	5,256,276
Universal Health Services, Inc.–Class B	660	100,458

		12,775,506

HEALTH CARE TECHNOLOGY–0.0%
M3, Inc.	4,608	76,026

LIFE SCIENCES TOOLS & SERVICES–0.9%
Agilent Technologies, Inc.	3,158	439,056
Bachem Holding AG(b)	394	30,434
Bio-Rad Laboratories, Inc.–Class A(a)	226	72,974
Bio-Techne Corp.	1,708	131,712
Charles River Laboratories International, Inc.(a)	554	130,966
Danaher Corp.	7,100	1,642,282
Eurofins Scientific SE	1,486	96,870
Illumina, Inc.(a)	1,714	238,658
IQVIA Holdings, Inc.(a)	1,978	457,438
Lonza Group AG (REG)	812	341,906
Mettler-Toledo International, Inc.(a)	234	283,832
QIAGEN NV(a)	2,428	105,518
Revvity, Inc.	1,332	145,601
Sartorius AG (Preference Shares)	292	106,862
Sartorius Stedim Biotech	312	82,736
Thermo Fisher Scientific, Inc.	4,172	2,213,926
Waters Corp.(a)	638	210,048
West Pharmaceutical Services, Inc.	800	281,344

		7,012,163

PHARMACEUTICALS–4.1%
Astellas Pharma, Inc.	19,122	227,424
AstraZeneca PLC	16,712	2,254,144
Bayer AG (REG)	10,666	395,713
Bristol-Myers Squibb Co.	21,964	1,126,972
Catalent, Inc.(a)	1,946	87,434
Chugai Pharmaceutical Co., Ltd.	7,302	275,858
Daiichi Sankyo Co., Ltd.	19,942	545,946
Eisai Co., Ltd.	2,714	135,134
Eli Lilly & Co.	8,608	5,017,776
GSK PLC	44,150	815,414
Hikma Pharmaceuticals PLC	1,710	38,966

Ipsen SA	432	51,414
Johnson & Johnson	25,986	4,072,888
Kyowa Kirin Co., Ltd.	2,720	45,638
Merck & Co., Inc.	27,354	2,982,024
Merck KGaA	1,416	225,288
Novartis AG (REG)	22,100	2,232,332
Novo Nordisk A/S–Class B	35,184	3,646,158
Ono Pharmaceutical Co., Ltd.	4,104	72,990
Orion Oyj–Class B	1,168	50,568
Otsuka Holdings Co., Ltd.	4,512	168,698
Pfizer, Inc.	60,950	1,754,750
Recordati Industria Chimica e Farmaceutica SpA(b)	1,164	62,712
Roche Holding AG (BR)	356	110,308
Roche Holding AG (Genusschein)	7,576	2,202,004
Sandoz Group AG(a)	4,376	140,762
Sanofi SA	12,274	1,219,602
Shionogi & Co., Ltd.	2,878	138,464
Takeda Pharmaceutical Co., Ltd.	17,070	489,534
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	11,958	124,842
UCB SA	1,386	120,820
Viatris, Inc.	12,950	140,248
Zoetis, Inc.	4,956	978,166

		31,950,991

		76,893,988

CONSUMER DISCRETIONARY–8.7%
AUTOMOBILE COMPONENTS–0.2%
Aisin Corp.	1,642	57,208
Aptiv PLC(a)	3,054	273,916
BorgWarner, Inc.	2,538	90,952
Bridgestone Corp.(b)	6,140	253,590
Cie Generale des Etablissements Michelin SCA	7,310	262,586
Continental AG	1,198	101,662
Denso Corp.	18,488	277,548
Koito Manufacturing Co., Ltd.	2,104	32,694
Sumitomo Electric Industries Ltd.	7,626	96,763

		1,446,919

AUTOMOBILES–1.9%
Bayerische Motoren Werke AG	3,438	382,552
Bayerische Motoren Werke AG (Preference Shares)	654	64,976

13

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Dr Ing hc F Porsche AG (Preference Shares)(c)	1,270	$111,770
Ferrari NV	1,366	461,170
Ford Motor Co.	42,446	517,404
General Motors Co.	14,784	531,006
Honda Motor Co., Ltd.	49,802	513,708
Isuzu Motors Ltd.	6,286	80,584
Mazda Motor Corp.	5,730	61,238
Mercedes-Benz Group AG	8,652	596,900
Nissan Motor Co., Ltd.	24,778	96,876
Porsche Automobil Holding SE (Preference Shares)	1,700	86,874
Renault SA	2,082	85,112
Stellantis NV (Milan)	23,854	558,890
Subaru Corp.	6,506	118,666
Suzuki Motor Corp.	3,990	169,998
Tesla, Inc.(a)	29,854	7,418,122
Toyota Motor Corp.	114,336	2,095,042
Volkswagen AG	326	42,658
Volkswagen AG (Preference Shares)	2,222	273,876
Volvo Car AB–Class B(a)(b)	6,056	19,640
Yamaha Motor Co., Ltd.(b)	9,576	85,210

		14,372,272

BROADLINE RETAIL–2.2%
Amazon.com, Inc.(a)	98,164	14,915,038
Cie Financiere Richemont SA (REG)	5,628	777,362
eBay, Inc.	5,602	244,358
Etsy, Inc.(a)	1,294	104,798
Global-e Online Ltd.(a)	964	38,204
Next PLC	1,342	138,626
Pan Pacific International Holdings Corp.	4,058	96,598
Prosus NV	15,772	469,820
Rakuten Group, Inc.(a)(b)	15,954	71,124
Wesfarmers Ltd.	12,202	474,522

		17,330,450

DISTRIBUTORS–0.1%
D’ieteren Group	230	44,991
Genuine Parts Co.	1,514	209,550
LKQ Corp.	2,890	138,066
Pool Corp.	418	166,660

		559,267

DIVERSIFIED CONSUMER SERVICES–0.0%
IDP Education Ltd.(b)	2,648	36,122
Pearson PLC	6,880	84,494

		120,616

HOTELS, RESTAURANTS & LEISURE–1.6%
Accor SA	2,158	82,600
Airbnb, Inc.–Class A(a)	4,694	638,904
Amadeus IT Group SA	4,858	348,909
Aristocrat Leisure Ltd.	6,278	174,424
Booking Holdings, Inc.(a)	378	1,337,302
Caesars Entertainment, Inc.(a)	2,328	109,136
Carnival Corp.(a)	10,876	201,622
Chipotle Mexican Grill, Inc.(a)	296	676,940
Compass Group PLC	18,436	504,442
Darden Restaurants, Inc.	1,300	213,426
Delivery Hero SE(a)	1,890	52,018
Domino’s Pizza, Inc.	378	155,410
Entain PLC	6,818	85,970
Evolution AB	2,010	239,292
Expedia Group, Inc.(a)	1,440	218,426
Flutter Entertainment PLC(a)	1,926	339,922
Galaxy Entertainment Group Ltd.	22,738	127,352
Genting Singapore Ltd.	60,926	46,148
Hilton Worldwide Holdings, Inc.	2,768	504,026
InterContinental Hotels Group PLC	1,828	164,752
La Francaise des Jeux SAEM	1,096	39,812
Las Vegas Sands Corp.	3,986	196,102
Lottery Corp. Ltd. (The)	22,426	73,994
Marriott International, Inc./MD–Class A	2,664	600,534
McDonald’s Corp.	7,830	2,321,674
McDonald’s Holdings Co. Japan Ltd.(b)	930	40,242
MGM Resorts International(a)	2,950	131,806
Norwegian Cruise Line Holdings Ltd.(a)(b)	4,592	92,024
Oriental Land Co., Ltd./Japan	11,826	439,514
Royal Caribbean Cruises Ltd.(a)	2,546	329,552
Sands China Ltd.(a)	24,462	71,600
Sodexo SA	954	104,914
Starbucks Corp.	12,334	1,184,188
Whitbread PLC	2,170	101,030
Wynn Resorts Ltd.	1,036	94,390
Yum! Brands, Inc.	3,026	395,378
Zensho Holdings Co., Ltd.	992	51,906

		12,489,681

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HOUSEHOLD DURABLES–0.5%
Barratt Developments PLC	10,300	$73,784
Berkeley Group Holdings PLC	1,132	67,522
DR Horton, Inc.	3,254	494,392
Garmin Ltd.	1,652	212,348
Iida Group Holdings Co., Ltd.	1,484	22,150
Lennar Corp.–Class A	2,700	402,408
Mohawk Industries, Inc.(a)	572	59,098
NVR, Inc.(a)	34	238,016
Open House Group Co., Ltd.	826	24,402
Panasonic Holdings Corp.	23,576	232,156
Persimmon PLC	3,216	56,830
PulteGroup, Inc.	2,324	239,780
SEB SA	278	34,812
Sekisui Chemical Co., Ltd.	4,128	59,358
Sekisui House Ltd.	6,470	143,416
Sharp Corp./Japan(a)	2,158	15,352
Sony Group Corp.	13,598	1,286,724
Taylor Wimpey PLC	36,790	68,866
Whirlpool Corp.	592	72,088

		3,803,502

LEISURE PRODUCTS–0.0%
Bandai Namco Holdings, Inc.	6,458	129,148
Hasbro, Inc.	1,408	71,892
Shimano, Inc.	854	131,400
Yamaha Corp.	1,474	33,954

		366,394

SPECIALTY RETAIL–1.3%
AutoZone, Inc.(a)	190	491,266
Avolta AG(a)	1,042	41,024
Bath & Body Works, Inc.	2,454	105,914
Best Buy Co., Inc.	2,092	163,684
CarMax, Inc.(a)	1,714	131,456
Fast Retailing Co., Ltd.	1,890	467,356
H & M Hennes & Mauritz AB–Class B	6,964	122,132
Home Depot, Inc. (The)	10,796	3,741,008
Industria de Diseno Textil SA	11,784	514,140
JD Sports Fashion PLC	25,984	54,834
Kingfisher PLC	19,546	60,558
Lowe’s Cos., Inc.	6,230	1,386,486
Nitori Holdings Co., Ltd.	864	115,880
O’Reilly Automotive, Inc.(a)	640	607,102
Ross Stores, Inc.	3,656	505,816

TJX Cos., Inc. (The)	12,350	1,158,554
Tractor Supply Co.	1,168	250,940
Ulta Beauty, Inc.(a)	532	260,184
USS Co., Ltd.	2,202	44,208
Zalando SE(a)	2,410	57,056
ZOZO, Inc.(b)	1,508	34,012

		10,313,610

TEXTILES, APPAREL & LUXURY GOODS–0.9%
adidas AG	1,768	359,270
Burberry Group PLC	3,808	68,684
Hermes International SCA	342	726,926
Kering SA	804	355,647
Lululemon Athletica, Inc.(a)	1,244	635,534
LVMH Moet Hennessy Louis Vuitton SE	2,978	2,419,734
Moncler SpA	2,256	138,900
NIKE, Inc.–Class B	13,214	1,434,536
Pandora A/S	942	130,098
Puma SE	1,150	63,974
Ralph Lauren Corp.	430	61,862
Swatch Group AG (The)	314	85,164
Swatch Group AG (The) (REG)	610	31,982
Tapestry, Inc.	2,474	91,068
VF Corp.	3,568	67,078

		6,670,457

		67,473,168

INDUSTRIALS–8.6%
AEROSPACE & DEFENSE–1.3%
Airbus SE	6,392	987,490
Axon Enterprise, Inc.(a)	760	196,330
BAE Systems PLC	32,536	460,546
Boeing Co. (The)(a)	6,140	1,600,192
Dassault Aviation SA	222	43,786
Elbit Systems Ltd.	294	62,142
General Dynamics Corp.	2,446	634,894
Howmet Aerospace, Inc.	4,222	228,494
Huntington Ingalls Industries, Inc.	430	111,386
Kongsberg Gruppen ASA	1,024	46,880
L3Harris Technologies, Inc.	2,046	430,928
Leonardo SpA	4,364	72,090
Lockheed Martin Corp.	2,384	1,080,524
Melrose Industries PLC	14,424	104,262
MTU Aero Engines AG	586	126,036
Northrop Grumman Corp.	1,530	716,254
Rheinmetall AG	472	149,688
Rolls-Royce Holdings PLC(a)	89,836	342,664

15

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

RTX Corp.	15,522	$1,305,938
Saab AB–Class B	848	51,044
Safran SA	3,706	653,406
Singapore Technologies Engineering Ltd.	15,730	46,320
Textron, Inc.	2,116	170,168
Thales SA	1,148	169,840
TransDigm Group, Inc.	598	603,926

		10,395,228

AIR FREIGHT & LOGISTICS–0.4%
CH Robinson Worldwide, Inc.	1,260	108,766
Deutsche Post AG	10,750	532,034
DSV A/S	2,006	352,292
Expeditors International of Washington, Inc.	1,570	199,576
FedEx Corp.	2,498	631,666
Nippon Express Holdings, Inc.	768	43,520
SG Holdings Co., Ltd.	3,386	48,526
United Parcel Service, Inc.–Class B	7,808	1,227,494
Yamato Holdings Co., Ltd.	2,946	54,364

		3,198,238

BUILDING PRODUCTS–0.5%
AGC, Inc.(b)	2,064	76,502
Allegion PLC	948	120,102
AO Smith Corp.	1,326	109,316
Assa Abloy AB–Class B	10,788	310,872
Builders FirstSource, Inc.(a)	1,332	222,364
Carrier Global Corp.	9,058	520,324
Cie de Saint-Gobain SA	4,938	364,090
Daikin Industries Ltd.	2,854	462,814
Geberit AG (REG)	362	231,732
Johnson Controls International PLC	7,344	423,308
Kingspan Group PLC	1,690	146,058
Masco Corp.	2,424	162,292
Nibe Industrier AB–Class B(b)	15,904	111,678
Otis Worldwide Corp.	4,418	395,278
ROCKWOOL A/S–Class B	104	30,136
TOTO Ltd.	1,426	37,460
Trane Technologies PLC	2,466	601,214
Xinyi Glass Holdings Ltd.	14,858	16,688

		4,342,228

COMMERCIAL SERVICES & SUPPLIES–0.4%
Brambles Ltd.	14,464	134,066

Cintas Corp.	936	563,487
Copart, Inc.(a)	9,432	462,168
Dai Nippon Printing Co., Ltd.	2,206	65,146
Rentokil Initial PLC	26,644	150,166
Republic Services, Inc.	2,208	364,122
Rollins, Inc.	3,030	132,320
Secom Co., Ltd.	2,268	163,088
Securitas AB–Class B	4,956	48,588
TOPPAN Holdings, Inc.	2,642	73,578
Veralto Corp.	2,366	194,628
Waste Management, Inc.	3,956	708,520

		3,059,877

CONSTRUCTION & ENGINEERING–0.3%
ACS Actividades de Construccion y Servicios SA	2,312	102,642
Bouygues SA	2,144	80,854
Eiffage SA	828	88,780
Epiroc AB–Class A	7,082	142,532
Epiroc AB–Class B	4,236	74,290
Ferrovial SE(b)	5,532	201,924
Kajima Corp.	4,472	74,550
Obayashi Corp.	6,542	56,512
Quanta Services, Inc.	1,568	338,374
Shimizu Corp.	5,562	36,888
Skanska AB–Class B(b)	3,742	67,796
Taisei Corp.	1,910	65,222
Vinci SA	5,474	688,877

		2,019,241

ELECTRICAL EQUIPMENT–0.8%
ABB Ltd. (REG)	17,248	765,734
AMETEK, Inc.	2,492	410,742
Eaton Corp. PLC	4,310	1,037,934
Emerson Electric Co.	6,154	598,968
Fuji Electric Co., Ltd.	1,402	60,092
Generac Holdings, Inc.(a)	664	85,686
Hubbell, Inc.	580	190,450
Legrand SA	2,866	298,454
Mitsubishi Electric Corp.	20,626	291,736
NIDEC Corp.	4,512	181,866
Prysmian SpA	2,832	129,052
Rockwell Automation, Inc.	1,238	384,374
Schneider Electric SE	5,868	1,181,264
Siemens Energy AG(a)	5,452	72,056
Vestas Wind Systems A/S(a)	10,948	346,414

		6,034,822

GROUND TRANSPORTATION–0.8%
Aurizon Holdings Ltd.	18,546	48,012
Central Japan Railway Co.	7,686	195,048

16

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CSX Corp.	21,332	$739,546
East Japan Railway Co.(b)	3,320	191,050
Grab Holdings Ltd.–Class A(a)	19,722	66,460
Hankyu Hanshin Holdings, Inc.	2,464	78,274
JB Hunt Transport Services, Inc.	880	175,772
Keisei Electric Railway Co., Ltd.	1,438	67,812
Kintetsu Group Holdings Co., Ltd.(b)	2,054	65,078
MTR Corp. Ltd.	15,600	60,548
Norfolk Southern Corp.	2,442	577,004
Odakyu Electric Railway Co., Ltd.	3,344	50,906
Old Dominion Freight Line, Inc.	966	391,548
Tobu Railway Co., Ltd.	2,094	56,180
Tokyu Corp.	5,092	62,088
Uber Technologies, Inc.(a)	22,214	1,367,716
Union Pacific Corp.	6,580	1,616,180
West Japan Railway Co.	2,338	97,380

		5,906,602

INDUSTRIAL CONGLOMERATES–0.8%
3M Co.	5,962	651,766
CK Hutchison Holdings Ltd.	27,958	150,208
DCC PLC	1,088	80,056
General Electric Co.	11,750	1,499,524
Hikari Tsushin, Inc.	248	40,822
Hitachi Ltd.	10,016	720,376
Honeywell International, Inc.	7,116	1,492,296
Investment AB Latour–Class B(b)	1,492	38,894
Jardine Cycle & Carriage Ltd.	1,024	23,056
Jardine Matheson Holdings Ltd.	1,834	75,492
Keppel Corp. Ltd.	14,674	78,518
Lifco AB–Class B	2,578	63,268
Siemens AG (REG)	8,194	1,537,270
Smiths Group PLC	3,730	83,722

		6,535,268

MACHINERY–1.6%
Alfa Laval AB	3,094	123,866
Alstom SA	3,058	41,224
Atlas Copco AB–Class A	28,994	499,582
Atlas Copco AB–Class B	16,828	249,662
Caterpillar, Inc.	5,508	1,628,254
Cummins, Inc.	1,530	366,542
Daifuku Co., Ltd.	3,364	67,832

Daimler Truck Holding AG	5,768	216,632
Deere & Co.	2,892	1,156,024
Dover Corp.	1,510	232,254
FANUC Corp.	10,318	302,794
Fortive Corp.	3,794	279,352
GEA Group AG	1,786	74,252
Hitachi Construction Machinery Co., Ltd.	1,084	28,508
Hoshizaki Corp.(b)	1,230	44,896
Husqvarna AB– Class B(b)	3,618	29,844
IDEX Corp.	816	177,162
Illinois Tool Works, Inc.	2,956	774,294
Indutrade AB	2,988	77,874
Ingersoll Rand, Inc.	4,370	337,976
Knorr-Bremse AG	820	52,896
Komatsu Ltd.	10,018	260,702
Kone Oyj–Class B	3,664	183,278
Kubota Corp.	10,704	160,630
Makita Corp.	2,436	66,976
Metso Oyj(b)	6,908	70,120
MINEBEA MITSUMI, Inc.	3,918	80,194
MISUMI Group, Inc.	3,064	51,715
Mitsubishi Heavy Industries Ltd.	3,462	201,514
Nordson Corp.	584	154,006
PACCAR, Inc.	5,646	551,332
Parker-Hannifin Corp.	1,388	638,990
Pentair PLC	1,784	129,714
Rational AG	60	46,300
Sandvik AB	11,380	247,234
Schindler Holding AG	458	114,662
Schindler Holding AG (REG)	268	63,644
Seatrium Ltd.(a)	430,454	38,436
SKF AB–Class B	3,550	71,144
SMC Corp.	620	331,126
Snap-on, Inc.	570	164,638
Spirax-Sarco Engineering PLC	822	109,980
Stanley Black & Decker, Inc.	1,656	162,356
Techtronic Industries Co., Ltd.	14,362	171,124
Toyota Industries Corp.	1,574	127,950
VAT Group AG(c)	292	146,158
Volvo AB–Class A	2,234	59,246
Volvo AB–Class B	16,350	425,402
Wartsila OYJ Abp(b)	5,138	74,672
Westinghouse Air Brake Technologies Corp.	1,934	245,424
Xylem, Inc./NY	2,602	297,564

		12,207,951

17

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MARINE TRANSPORTATION–0.1%
AP Moller–Maersk A/S–Class A	34	$58,618
AP Moller–Maersk A/S–Class B	56	100,802
Kawasaki Kisen Kaisha Ltd.	1,458	62,396
Kuehne + Nagel International AG (REG)	602	207,403
Mitsui OSK Lines Ltd.	3,652	116,756
Nippon Yusen KK	5,250	162,108
SITC International Holdings Co., Ltd.	13,512	23,320

		731,403

PASSENGER AIRLINES–0.1%
American Airlines Group, Inc.(a)	7,056	96,936
ANA Holdings, Inc.(a)	1,610	34,882
Delta Air Lines, Inc.	6,946	279,438
Deutsche Lufthansa AG (REG)(a)	6,022	53,537
Japan Airlines Co., Ltd.	1,454	28,544
Qantas Airways Ltd.(a)	8,024	29,388
Singapore Airlines Ltd.	15,800	78,448
Southwest Airlines Co.	6,436	185,842
United Airlines Holdings, Inc.(a)	3,540	146,060

		933,075

PROFESSIONAL SERVICES–0.8%
Adecco Group AG (REG)	1,750	85,900
Automatic Data Processing, Inc.	4,440	1,034,386
BayCurrent Consulting, Inc.	1,376	48,168
Broadridge Financial Solutions, Inc.	1,270	261,302
Bureau Veritas SA	3,140	79,416
Ceridian HCM Holding, Inc.(a)	1,684	113,030
Computershare Ltd.	5,744	95,652
Equifax, Inc.	1,330	328,896
Experian PLC	9,880	403,018
Intertek Group PLC	1,730	93,602
Jacobs Solutions, Inc.	1,360	176,398
Leidos Holdings, Inc.	1,484	160,628
Paychex, Inc.	3,470	413,312
Paycom Software, Inc.	530	109,354
Randstad NV	1,252	78,576
Recruit Holdings Co., Ltd.	15,590	651,836
RELX PLC (London)	20,384	808,711
Robert Half, Inc.	1,144	100,492

SGS SA (REG)	1,642	141,668
Teleperformance SE	666	97,508
Verisk Analytics, Inc.	1,566	373,816
Wolters Kluwer NV(b)	2,680	381,282

		6,036,951

TRADING COMPANIES & DISTRIBUTORS–0.6%
AerCap Holdings NV(a)	2,160	160,456
Ashtead Group PLC	4,766	331,202
Beijer Ref AB(b)	4,108	55,124
Brenntag SE	1,500	137,862
Bunzl PLC	3,676	149,376
Fastenal Co.	6,168	399,502
ITOCHU Corp.	12,876	524,566
Marubeni Corp.	15,408	242,592
Mitsubishi Corp.	37,198	592,520
Mitsui & Co., Ltd.	14,018	525,170
MonotaRO Co., Ltd.(b)	2,526	27,476
Reece Ltd.	2,298	35,036
Sumitomo Corp.	11,162	242,904
Toyota Tsusho Corp.	2,274	133,384
United Rentals, Inc.	732	419,744
WW Grainger, Inc.	478	395,284

		4,372,198

TRANSPORTATION INFRASTRUCTURE–0.1%
Aena SME SA	820	148,839
Aeroports de Paris SA	384	49,696
Auckland International Airport Ltd.	14,292	79,500
Getlink SE	3,780	69,230
Transurban Group	32,880	307,244

		654,509

		66,427,591

COMMUNICATION SERVICES–5.7%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.1%
AT&T, Inc.	77,182	1,295,096
BT Group PLC	68,924	108,596
Cellnex Telecom SA(a)	6,140	241,710
Charter Communications, Inc.–Class A(a)	1,086	422,106
Comcast Corp.–Class A	43,348	1,900,766
Deutsche Telekom AG (REG)	34,946	840,194
Elisa Oyj	1,530	70,720
HKT Trust & HKT Ltd.–Class SS	38,164	45,564
Infrastrutture Wireless Italiane SpA(b)	3,386	42,870
Koninklijke KPN NV	36,176	124,628
Nippon Telegraph & Telephone Corp.	322,170	393,396
Orange SA	19,686	224,374

18

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Singapore Telecommunications Ltd.	89,008	$166,624
Spark New Zealand Ltd.	18,834	61,672
Swisscom AG (REG)	288	172,736
Telecom Italia SpA/Milano(a)(b)	100,392	32,606
Telefonica SA(b)	52,698	206,042
Telenor ASA	6,584	75,562
Telia Co. AB	24,714	63,054
Telstra Group Ltd.	42,438	114,676
Verizon Communications, Inc.	45,382	1,710,864
Washington H Soul Pattinson & Co., Ltd.(b)	2,482	55,424

		8,369,280

ENTERTAINMENT–0.8%
Bollore SE	7,874	49,274
Capcom Co., Ltd.	1,904	61,444
Electronic Arts, Inc.	2,642	361,452
Koei Tecmo Holdings Co., Ltd.	1,184	13,488
Konami Group Corp.	1,138	59,394
Live Nation Entertainment, Inc.(a)	1,532	143,396
Netflix, Inc.(a)	4,726	2,300,508
Nexon Co., Ltd.(b)	3,646	66,300
Nintendo Co., Ltd.	11,214	583,456
Sea Ltd. (ADR)(a)	3,914	158,516
Square Enix Holdings Co., Ltd.	966	34,631
Take-Two Interactive Software, Inc.(a)	1,708	274,742
Toho Co., Ltd./Tokyo	1,254	42,302
Universal Music Group NV	8,850	252,642
Walt Disney Co. (The)	19,752	1,783,408
Warner Bros Discovery, Inc.(a)	23,954	272,596

		6,457,549

INTERACTIVE MEDIA & SERVICES–3.3%
Adevinta ASA(a)	3,770	41,650
Alphabet, Inc.– Class A(a)	63,882	8,923,676
Alphabet, Inc.–Class C(a)	53,764	7,576,960
Auto Trader Group PLC	9,578	87,990
CAR Group Ltd.	3,862	81,820
LY Corp.	28,810	101,880
Match Group, Inc.(a)	2,934	107,092
Meta Platforms, Inc.–Class A(a)	23,960	8,480,528
REA Group Ltd.(b)	594	73,122
Scout24 SE	842	59,539
SEEK Ltd.(b)	3,802	69,170

		25,603,427

MEDIA–0.2%
Dentsu Group, Inc.(b)	2,180	55,790
Fox Corp.–Class A	2,670	79,190
Fox Corp.–Class B	1,424	39,374
Informa PLC	14,406	143,288
Interpublic Group of Cos., Inc. (The)	4,134	134,934
News Corp.–Class A	4,108	100,852
News Corp.–Class B	1,240	31,866
Omnicom Group, Inc.	2,138	184,872
Paramount Global– Class B	5,208	77,026
Publicis Groupe SA	2,462	228,656
Vivendi SE	6,770	72,472
WPP PLC	11,472	109,579

		1,257,899

WIRELESS TELECOMMUNICATION SERVICES–0.3%
KDDI Corp.	16,158	512,508
SoftBank Corp.	30,668	382,176
SoftBank Group Corp.	11,112	490,466
T-Mobile US, Inc.	5,494	880,693
Tele2 AB–Class B	5,236	44,998
Vodafone Group PLC	248,142	216,712

		2,527,553

		44,215,708

CONSUMER STAPLES–5.5%
BEVERAGES–1.2%
Anheuser-Busch InBev SA/NV	9,368	604,686
Asahi Group Holdings Ltd.(b)	5,226	194,560
Brown-Forman Corp.–Class B	1,976	112,772
Budweiser Brewing Co. APAC Ltd.(c)	17,346	32,518
Carlsberg AS–Class B	1,074	134,644
Coca-Cola Co. (The)	42,002	2,475,178
Coca-Cola Europacific Partners PLC	2,252	150,298
Coca-Cola HBC AG–Class DI	2,354	69,120
Constellation Brands, Inc.–Class A	1,746	421,854
Davide Campari-Milano NV(b)	5,266	59,468
Diageo PLC	24,236	879,650
Heineken Holding NV	1,450	122,692
Heineken NV	3,130	317,905
Keurig Dr Pepper, Inc.	10,868	362,122
Kirin Holdings Co., Ltd.(b)	8,214	120,254
Molson Coors Beverage Co.–Class B	2,000	122,358

19

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Monster Beverage Corp.(a)	7,974	$459,382
PepsiCo, Inc.	14,842	2,520,596
Pernod Ricard SA	2,214	391,086
Remy Cointreau SA	258	32,910
Suntory Beverage & Food Ltd.	1,532	50,372
Treasury Wine Estates Ltd.(b)	8,042	59,170

		9,693,595

CONSUMER STAPLES DISTRIBUTION & RETAIL–1.3%
Aeon Co., Ltd.	7,072	157,786
Carrefour SA	6,222	113,936
Coles Group Ltd.	14,430	158,504
Costco Wholesale Corp.	4,780	3,154,522
Dollar General Corp.	2,370	322,066
Dollar Tree, Inc.(a)	2,256	320,464
Endeavour Group Ltd./Australia	14,924	52,996
HelloFresh SE(a)	1,664	26,236
J Sainsbury PLC	17,682	68,172
Jeronimo Martins SGPS SA	3,054	77,700
Kesko Oyj–Class B	3,018	59,828
Kobe Bussan Co., Ltd.	1,598	47,176
Koninklijke Ahold Delhaize NV	10,316	296,806
Kroger Co. (The)	7,144	326,506
MatsukiyoCocokara & Co.	3,546	62,654
Ocado Group PLC(a)(b)	5,924	57,216
Seven & i Holdings Co., Ltd.	8,196	324,148
Sysco Corp.	5,444	398,046
Target Corp.	4,984	709,678
Tesco PLC	76,140	282,074
Walgreens Boots Alliance, Inc.	7,740	202,092
Walmart, Inc.	15,400	2,427,652
Woolworths Group Ltd.	13,090	332,068

		9,978,326

FOOD PRODUCTS–1.2%
Ajinomoto Co., Inc.	4,842	186,348
Archer-Daniels-Midland Co.	5,758	415,842
Associated British Foods PLC	3,778	113,866
Barry Callebaut AG (REG)	42	69,216
Bunge Global SA	1,568	158,290
Campbell Soup Co.	2,120	91,648
Chocoladefabriken Lindt & Spruengli AG (REG)	2	242,638
Chocoladefabriken Lindt & Spruengli AG–Class PC	12	132,040

Conagra Brands, Inc.	5,160	147,856
Danone SA	7,000	454,084
General Mills, Inc.	6,276	408,754
Hershey Co. (The)	1,618	301,660
Hormel Foods Corp.	3,126	100,376
J M Smucker Co. (The)	1,146	144,832
JDE Peet’s NV(b)	1,052	28,264
Kellanova	2,848	159,176
Kerry Group PLC– Class A	1,762	152,854
Kikkoman Corp.	1,516	92,638
Kraft Heinz Co. (The)	8,606	318,250
Lamb Weston Holdings, Inc.	1,564	169,052
Lotus Bakeries NV(b)	6	45,428
McCormick & Co., Inc./MD (Non-Voting)	2,714	185,624
MEIJI Holdings Co., Ltd.	2,506	59,526
Mondelez International, Inc.–Class A	14,686	1,063,634
Mowi ASA	5,018	89,862
Nestle SA (REG)	28,788	3,336,985
Nissin Foods Holdings Co., Ltd.	2,220	77,522
Orkla ASA	6,904	53,614
Salmar ASA	852	47,716
Tyson Foods, Inc.– Class A	3,080	165,496
WH Group Ltd.	84,024	54,262
Wilmar International Ltd.	19,354	52,282
Yakult Honsha Co., Ltd.	2,762	62,000

		9,181,635

HOUSEHOLD PRODUCTS–0.8%
Church & Dwight Co., Inc.	2,660	251,530
Clorox Co. (The)	1,340	190,928
Colgate-Palmolive Co.	8,888	708,462
Essity AB–Class B	6,522	161,629
Henkel AG & Co. KGaA	1,132	81,148
Henkel AG & Co. KGaA (Preference Shares)	1,856	149,220
Kimberly-Clark Corp.	3,648	443,268
Procter & Gamble Co. (The)	25,442	3,728,124
Reckitt Benckiser Group PLC	7,754	534,984
Unicharm Corp.	4,352	157,400

		6,406,693

PERSONAL CARE PRODUCTS–0.5%
Beiersdorf AG	1,104	165,330
Estee Lauder Cos., Inc. (The)–Class A	2,508	366,794
Haleon PLC	59,140	242,131
Kao Corp.(b)	5,034	206,926
Kenvue, Inc.	18,604	400,544

20

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Kose Corp.	386	$28,776
L’Oreal SA	2,602	1,296,600
Shiseido Co., Ltd.	4,266	128,588
Unilever PLC (London)	26,960	1,305,112

		4,140,801

TOBACCO–0.5%
Altria Group, Inc.	19,092	770,172
British American Tobacco PLC	22,906	670,211
Imperial Brands PLC	9,150	210,682
Japan Tobacco, Inc.(b)	12,894	332,964
Philip Morris International, Inc.	16,758	1,576,498

		3,560,527

		42,961,577

ENERGY–3.1%
ENERGY EQUIPMENT & SERVICES–0.2%
Baker Hughes Co.	10,862	371,263
Halliburton Co.	9,662	349,282
Schlumberger NV	15,420	802,456
Tenaris SA	5,060	87,992

		1,610,993

OIL, GAS & CONSUMABLE FUELS–2.9%
Aker BP ASA	3,338	96,932
Ampol Ltd.	2,626	64,694
APA Corp.	3,312	118,798
BP PLC	184,002	1,090,776
Chevron Corp.	18,952	2,826,732
ConocoPhillips	12,818	1,487,670
Coterra Energy, Inc.	8,120	207,196
Devon Energy Corp.	6,916	313,294
Diamondback Energy, Inc.	1,932	299,614
ENEOS Holdings, Inc.	31,064	123,203
Eni SpA	25,524	432,906
EOG Resources, Inc.	6,296	761,380
EQT Corp.	4,440	171,650
Equinor ASA	9,770	309,598
Exxon Mobil Corp.	43,240	4,323,036
Galp Energia SGPS SA	4,718	69,420
Hess Corp.	2,984	430,174
Idemitsu Kosan Co., Ltd.	10,500	57,020
Inpex Corp.(b)	10,262	137,324
Kinder Morgan, Inc.	20,876	368,234
Marathon Oil Corp.	6,318	152,618
Marathon Petroleum Corp.	4,100	608,128
Neste Oyj	4,614	163,992
Occidental Petroleum Corp.	7,128	425,554
OMV AG	1,582	69,406
ONEOK, Inc.	6,288	441,544
Phillips 66	4,750	632,282

Pioneer Natural Resources Co.	2,518	566,248
Repsol SA	13,608	201,846
Santos Ltd.	35,016	182,060
Shell PLC	71,344	2,335,380
Targa Resources Corp.	2,408	209,096
TotalEnergies SE	24,708	1,680,118
Valero Energy Corp.	3,676	477,750
Williams Cos., Inc. (The)	13,132	457,352
Woodside Energy Group Ltd.	20,346	429,638

		22,722,663

		24,333,656

MATERIALS–3.1%
CHEMICALS–1.6%
Air Liquide SA	5,648	1,099,446
Air Products and Chemicals, Inc.	2,398	656,572
Akzo Nobel NV	1,864	154,352
Albemarle Corp.	1,268	183,056
Arkema SA	644	73,250
Asahi Kasei Corp.	13,526	99,818
BASF SE	9,660	520,108
Celanese Corp.	1,082	167,954
CF Industries Holdings, Inc.	2,062	163,928
Chr Hansen Holding A/S	1,144	95,860
Clariant AG (REG)	2,174	32,106
Corteva, Inc.	7,608	364,528
Covestro AG(a)	2,076	120,972
Croda International PLC	1,530	98,352
Dow, Inc.	7,572	415,194
DSM-Firmenich AG	2,038	207,252
DuPont de Nemours, Inc.	4,642	357,108
Eastman Chemical Co.	1,280	114,970
Ecolab, Inc.	2,732	541,694
EMS-Chemie Holding AG (REG)	78	62,434
Evonik Industries AG	2,512	51,318
FMC Corp.	1,348	84,928
Givaudan SA (REG)	102	418,818
ICL Group Ltd.	7,440	37,406
IMCD NV	644	111,988
International Flavors & Fragrances, Inc.	2,756	223,154
JSR Corp.	1,840	52,328
Linde PLC	5,234	2,149,656
LyondellBasell Industries NV–Class A	2,766	262,992
Mitsubishi Chemical Group Corp.	13,804	84,386
Mitsui Chemicals, Inc.	1,856	54,856
Mosaic Co. (The)	3,528	126,056
Nippon Paint Holdings Co., Ltd.	10,026	80,864
Nippon Sanso Holdings Corp.(b)	1,792	47,852

21

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Nissan Chemical Corp.	1,430	$55,682
Nitto Denko Corp.	1,582	118,056
Novozymes A/S–Class B	2,262	124,294
OCI NV	1,072	31,038
Orica Ltd.	4,656	50,600
PPG Industries, Inc.	2,546	380,604
Sherwin-Williams Co. (The)	2,542	792,850
Shin-Etsu Chemical Co., Ltd.	19,642	821,448
Sika AG (REG)	1,644	536,070
Sumitomo Chemical Co., Ltd.	13,360	32,474
Syensqo SA(a)	810	84,184
Symrise AG	1,470	161,546
Toray Industries, Inc.	14,952	77,446
Tosoh Corp.	2,620	33,400
Umicore SA	2,302	63,294
Wacker Chemie AG	194	24,334
Yara International ASA	1,776	63,060

		12,765,936

CONSTRUCTION MATERIALS–0.3%
CRH PLC	7,628	524,954
Heidelberg Materials AG	1,504	134,350
Holcim AG	5,634	442,424
James Hardie Industries PLC(a)	4,722	182,022
Martin Marietta Materials, Inc.	668	332,773
Vulcan Materials Co.	1,434	325,532

		1,942,055

CONTAINERS & PACKAGING–0.1%
Amcor PLC	15,602	150,404
Avery Dennison Corp.	870	175,677
Ball Corp.	3,404	195,740
International Paper Co.	3,736	135,020
Packaging Corp. of America	968	157,534
SIG Group AG	3,290	75,772
Smurfit Kappa Group PLC	2,898	114,878
Westrock Co.	2,768	114,928

		1,119,953

METALS & MINING–1.0%
Anglo American PLC	13,700	342,866
Antofagasta PLC	4,246	90,766
ArcelorMittal SA	5,462	155,012
BHP Group Ltd.	54,650	1,867,062
BlueScope Steel Ltd.	4,890	77,958
Boliden AB	2,900	90,738
Endeavour Mining PLC	1,964	43,924
Fortescue Ltd.	18,074	356,372
Freeport-McMoRan, Inc.	15,480	658,942

Glencore PLC	112,856	678,376
IGO Ltd.(b)	7,060	43,506
JFE Holdings, Inc.	6,204	95,984
Mineral Resources Ltd.(b)	1,938	92,266
Newmont Corp. (New York)	12,442	514,932
Nippon Steel Corp.	9,130	208,540
Norsk Hydro ASA	13,550	91,070
Northern Star Resources Ltd.	12,068	111,968
Nucor Corp.	2,654	461,902
Pilbara Minerals Ltd.(b)	30,824	82,736
Rio Tinto Ltd.	4,016	371,872
Rio Tinto PLC	12,140	902,986
South32 Ltd.	46,988	106,268
Steel Dynamics, Inc.	1,642	193,920
Sumitomo Metal Mining Co., Ltd.	2,644	78,522
voestalpine AG	1,344	42,317

		7,760,805

PAPER & FOREST PRODUCTS–0.1%
Holmen AB–Class B	822	34,718
Mondi PLC	5,196	101,658
Oji Holdings Corp.	8,176	31,428
Stora Enso Oyj–Class R	6,150	85,212
Svenska Cellulosa AB SCA–Class B(b)	6,532	98,127
UPM-Kymmene Oyj	5,816	219,384

		570,527

		24,159,276

UTILITIES–2.1%
ELECTRIC UTILITIES–1.3%
Acciona SA(b)	276	40,640
Alliant Energy Corp.	2,756	141,332
American Electric Power Co., Inc.	5,678	461,086
BKW AG	248	44,112
Chubu Electric Power Co., Inc.	6,878	88,792
CK Infrastructure Holdings Ltd.	5,928	32,802
CLP Holdings Ltd.	17,346	143,306
Constellation Energy Corp.	3,448	403,036
Duke Energy Corp.	8,320	807,276
Edison International	4,138	295,754
EDP–Energias de Portugal SA	33,494	168,570
Elia Group SA/NV(b)	358	44,812
Endesa SA(b)	3,434	70,058
Enel SpA	87,690	652,390
Entergy Corp.	2,284	231,016
Evergy, Inc.	2,480	129,456

22

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Eversource Energy	3,772	$232,746
Exelon Corp.	10,746	385,746
FirstEnergy Corp.	5,576	204,380
Fortum Oyj	4,838	69,866
Iberdrola SA	64,982	852,354
Kansai Electric Power Co., Inc. (The)	7,514	99,726
Mercury NZ Ltd.	6,864	28,638
NextEra Energy, Inc.	22,148	1,345,208
NRG Energy, Inc.	2,438	125,992
Origin Energy Ltd.	17,744	102,396
Orsted AS	2,072	114,810
PG&E Corp.	23,030	415,232
Pinnacle West Capital Corp.	1,224	87,932
Power Assets Holdings Ltd.	13,978	81,034
PPL Corp.	7,958	215,634
Redeia Corp. SA	4,422	72,868
Southern Co. (The)	11,774	825,522
SSE PLC	11,776	277,960
Terna–Rete Elettrica Nazionale	14,764	123,172
Tokyo Electric Power Co. Holdings, Inc.(a)	15,382	80,490
Verbund AG	742	68,762
Xcel Energy, Inc.	5,958	368,798

		9,933,704

GAS UTILITIES–0.1%
APA Group(b)	13,442	78,220
Atmos Energy Corp.	1,604	185,788
Enagas SA(b)	2,508	42,291
Hong Kong & China Gas Co., Ltd.	118,302	90,712
Naturgy Energy Group SA	1,300	38,776
Osaka Gas Co., Ltd.	4,044	84,396
Snam SpA(b)	21,320	109,690
Tokyo Gas Co., Ltd.	3,986	91,410

		721,283

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.1%
AES Corp. (The)	7,228	139,138
Corp. ACCIONA Energias Renovables SA(b)	682	21,166
EDP Renovaveis SA(b)	3,280	67,126
Meridian Energy Ltd.	12,972	45,424
RWE AG	6,802	309,534

		582,388

MULTI-UTILITIES–0.5%
Ameren Corp.	2,838	205,302
CenterPoint Energy, Inc.	6,814	194,676
Centrica PLC	57,452	102,992
CMS Energy Corp.	3,150	182,862

Consolidated Edison, Inc.	3,726	338,954
Dominion Energy, Inc.	9,034	424,552
DTE Energy Co.	2,226	245,438
E.ON SE	24,206	325,196
Engie SA	19,692	346,900
National Grid PLC	39,764	535,660
NiSource, Inc.	4,462	118,440
Public Service Enterprise Group, Inc.	5,380	328,926
Sembcorp Industries Ltd.	9,500	38,186
Sempra	6,794	507,640
Veolia Environnement SA	7,340	231,992
WEC Energy Group, Inc.	3,406	286,598

		4,414,314

WATER UTILITIES–0.1%
American Water Works Co., Inc.	2,102	277,443
Severn Trent PLC	2,902	95,430
United Utilities Group PLC	7,352	99,300

		472,173

		16,123,862

REAL ESTATE–2.0%
DIVERSIFIED REITS–0.1%
Daiwa House REIT Investment Corp.	26	44,580
GPT Group (The)	19,300	60,910
KDX Realty Investment Corp.	48	53,534
Land Securities Group PLC	7,098	63,692
Mirvac Group(b)	39,724	56,512
Nomura Real Estate Master Fund, Inc.	46	53,798
Stockland	24,052	72,938

		405,964

HEALTH CARE REITS–0.1%
Healthpeak Properties, Inc.	5,906	116,918
Ventas, Inc.	4,344	216,456
Welltower, Inc.	5,974	538,676

		872,050

HOTEL & RESORT REITS–0.0%
Host Hotels & Resorts, Inc.	7,616	148,264

INDUSTRIAL REITS–0.3%
CapitaLand Ascendas REIT	39,812	91,272
GLP J-Reit	52	50,768
Goodman Group	18,428	317,272

23

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Mapletree Logistics Trust	35,328	$46,514
Nippon Prologis REIT, Inc.(b)	26	48,070
Prologis, Inc.	9,974	1,329,534
Segro PLC	12,152	137,042
Warehouses De Pauw CVA	1,876	59,052

		2,079,524

OFFICE REITS–0.1%
Alexandria Real Estate Equities, Inc.	1,688	213,988
Boston Properties, Inc.	1,560	109,396
Covivio SA/France	524	28,196
Dexus(b)	10,836	56,630
Gecina SA	518	63,060
Japan Real Estate Investment Corp.	16	62,054
Nippon Building Fund, Inc.(b)	18	77,920

		611,244

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.4%
Azrieli Group Ltd.	442	28,588
Capitaland Investment Ltd./Singapore	26,948	64,426
CBRE Group, Inc.–Class A(a)	3,290	306,266
City Developments Ltd.	5,194	26,146
CK Asset Holdings Ltd.	20,190	101,336
CoStar Group, Inc.(a)	4,408	385,215
Daito Trust Construction Co., Ltd.	706	81,602
Daiwa House Industry Co., Ltd.	6,492	196,226
ESR Group Ltd.(c)	23,358	32,302
Fastighets AB Balder–Class B(a)(b)	6,354	45,062
Hang Lung Properties Ltd.	17,200	23,912
Henderson Land Development Co., Ltd.	14,634	45,062
Hongkong Land Holdings Ltd.	11,598	40,338
Hulic Co., Ltd.(b)	3,868	40,406
LEG Immobilien SE(a)	808	70,708
Mitsubishi Estate Co., Ltd.	12,136	166,362
Mitsui Fudosan Co., Ltd.	9,510	232,516
New World Development Co., Ltd.(b)	15,214	23,588
Nomura Real Estate Holdings, Inc.	1,196	31,358
Sagax AB–Class B	2,178	59,920
Sino Land Co., Ltd.	38,832	42,228
Sumitomo Realty & Development Co., Ltd.	3,118	92,370

Sun Hung Kai Properties Ltd.	15,092	163,306
Swire Pacific Ltd.– Class A	4,608	39,028
Swire Properties Ltd.	11,788	23,862
Swiss Prime Site AG (REG)	866	92,420
Unibail-Rodamco-Westfield(a)	1,282	94,822
UOL Group Ltd.(b)	4,678	22,222
Vonovia SE	8,006	251,562
Wharf Holdings Ltd. (The)(b)	11,500	37,046
Wharf Real Estate Investment Co., Ltd.	16,824	56,874

		2,917,079

RESIDENTIAL REITS–0.2%
AvalonBay Communities, Inc.	1,534	287,008
Camden Property Trust	1,154	114,482
Equity Residential	3,730	228,126
Essex Property Trust, Inc.	694	171,822
Invitation Homes, Inc.	6,210	211,789
Mid-America Apartment Communities, Inc.	1,260	169,420
UDR, Inc.	3,268	125,094

		1,307,741

RETAIL REITS–0.2%
CapitaLand Integrated Commercial Trust	53,736	83,762
Federal Realty Investment Trust	794	81,718
Japan Metropolitan Fund Invest	78	55,578
Kimco Realty Corp.	6,692	142,586
Klepierre SA	2,286	62,410
Link REIT	27,542	154,650
Mapletree Pan Asia Commercial Trust	21,758	25,848
Realty Income Corp.	7,814	448,680
Regency Centers Corp.	1,774	118,790
Scentre Group	55,400	112,816
Simon Property Group, Inc.	3,522	502,378
Vicinity Ltd.	38,986	54,154

		1,843,370

SPECIALIZED REITS–0.6%
American Tower Corp.	5,032	1,086,308
Crown Castle, Inc.	4,686	539,666
Digital Realty Trust, Inc.	3,270	439,942
Equinix, Inc.	1,014	815,860
Extra Space Storage, Inc.	2,282	365,712
Iron Mountain, Inc.	3,152	220,577

24

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Public Storage	1,708	$520,940
SBA Communications Corp.	1,166	295,548
VICI Properties, Inc.	11,168	356,004
Weyerhaeuser Co.	7,880	273,988

		4,914,545

		15,099,781

Total Common Stocks (cost $562,438,553)		606,512,480

		Notional Amount

PURCHASED OPTIONS–PUTS–0.0%
OPTIONS ON INDICES–0.0%
Euro STOXX 50 Index Expiration: Jan 2024; Contracts: 462; Exercise Price: EUR 4,450.00; Counterparty: Morgan Stanley & Co., Inc.(a)	EUR	20,559,000	121,641
FTSE 100 Index Expiration: Jan 2024; Contracts: 75; Exercise Price: GBP 7,400.00; Counterparty: Morgan Stanley & Co., Inc.(a)	GBP	5,550,000	6,692
Nikkei 225 Index Expiration: Jan 2024; Contracts: 72; Exercise Price: JPY 31,500.00; Counterparty: Morgan Stanley & Co., Inc.(a)	JPY	2,268,000,000	12,000
S&P 500 Index Expiration: Jan 2024; Contracts: 263; Exercise Price: USD 4,625.00; Counterparty: Morgan Stanley & Co., Inc.(a)	USD	121,637,500	228,810

Total Purchased Options–Puts (premiums paid $929,608)			369,143

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–18.0%
INVESTMENT COMPANIES–18.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(d)(e)(f) (cost $139,612,098)	139,612,098	$139,612,098

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–96.2% (cost $702,980,259)		746,493,721

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.3%
INVESTMENT COMPANIES–0.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(d)(e)(f) (cost $1,939,050)	1,939,050	1,939,050

TOTAL INVESTMENTS–96.5% (cost $704,919,309)		748,432,771
Other assets less liabilities–3.5%		27,163,446

NET ASSETS–100.0%		$775,596,217

25

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	92	March 2024	$8,621,984	$415,033
Euro-BTP Futures	128	March 2024	16,836,565	625,807
Euro-Bund Futures	38	March 2024	5,756,394	187,067
Euro-OAT Futures	155	March 2024	22,502,975	786,903
Japan 10 Yr Bond (OSE) Futures	27	March 2024	28,093,404	189,448
Long Gilt Futures	143	March 2024	18,710,526	1,126,272
MSCI EAFE Futures	6	March 2024	675,720	21,556
MSCI Emerging Markets Futures	158	March 2024	8,166,230	396,387
S&P Mid 400 E-Mini Futures	5	March 2024	1,404,750	79,927
S&P/TSX 60 Index Futures	60	March 2024	11,505,075	389,080
TOPIX Index Futures	6	March 2024	1,006,809	3,434
U.S. T-Note 5 Yr (CBT) Futures	403	March 2024	43,835,696	1,022,692
U.S. T-Note 10 Yr (CBT) Futures	757	March 2024	85,458,203	3,115,468
U.S. Ultra Bond (CBT) Futures	106	March 2024	14,160,938	1,372,013

Sold Contracts
Euro STOXX 50 Index Futures	99	March 2024	4,965,093	36,462
FTSE 100 Index Futures	102	March 2024	10,084,560	(209,466)
Hang Seng Index Futures	1	January 2024	109,701	(4,703)
MSCI Singapore IX ETS Futures	22	January 2024	479,591	(16,625)
Nikkei 225 (CME) Futures	32	March 2024	5,329,600	9,331
OMXS 30 Index Futures	91	January 2024	2,162,435	(43,479)
S&P 500 E-Mini Futures	235	March 2024	56,635,000	(1,875,152)
SPI 200 Futures	23	March 2024	2,972,059	(90,164)

				$7,537,291

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	45,713	USD	48,645	01/10/2024	$(1,833,427)
Bank of America, NA	JPY	4,092,950	USD	27,727	01/12/2024	(1,333,261)
Bank of America, NA	NOK	3,521	USD	323	02/16/2024	(23,947)
Bank of New York (The)	CNH	54,375	USD	7,608	01/11/2024	(27,187)
Deutsche Bank AG	USD	3,480	CAD	4,780	01/10/2024	127,306
Deutsche Bank AG	CHF	11,766	USD	13,284	01/18/2024	(725,649)
Goldman Sachs Bank USA	SEK	39,686	USD	3,795	02/16/2024	(147,002)
HSBC Bank USA	USD	3,931	GBP	3,148	01/25/2024	81,567
Morgan Stanley Capital Services, Inc.	CAD	12,378	USD	9,002	01/10/2024	(341,055)
Morgan Stanley Capital Services, Inc.	USD	7,576	EUR	6,914	01/10/2024	59,483
Morgan Stanley Capital Services, Inc.	AUD	14,954	USD	9,741	01/25/2024	(457,341)
Morgan Stanley Capital Services, Inc.	GBP	16,734	USD	20,787	01/25/2024	(544,938)
State Street Bank & Trust Co.	NZD	636	USD	369	01/11/2024	(32,670)

						$(5,198,121)

26

AB Variable Products Series Fund

PUT WRITTEN OPTIONS (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(g)	Morgan Stanley & Co., Inc.	462	EUR	4,275.00	January 2024	EUR	19,751	$39,646	$(23,461)
FTSE 100 Index(g)	Morgan Stanley & Co., Inc.	75	GBP	7,100.00	January 2024	GBP	5,325	6,995	(2,629)
Nikkei 225 Index(h)	Morgan Stanley & Co., Inc.	72	JPY	30,000.00	January 2024	JPY	2,160,000	51,671	(3,830)
S&P 500 Index(i)	Morgan Stanley & Co., Inc.	263	USD	4,425.00	January 2024	USD	116,378	182,254	(62,462)

								$280,566	$(92,382)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $404,092 or 0.1% of net assets.

(d)	Affiliated investments.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	One contract relates to 10 shares.

(h)	One contract relates to 1000 shares.

(i)	One contract relates to 100 shares.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BTP—Buoni del Tesoro Poliennali

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

EAFE—Europe, Australia, and Far East

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REG—Registered Shares

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

27

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2023	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $563,368,161)	$606,881,623	(a)
Affiliated issuers (cost $141,551,148—including investment of cash collateral for securities loaned of $1,939,050)	141,551,148
Cash	2,225
Cash collateral due from broker	15,480,760
Foreign currencies, at value (cost $18,371,850)	19,122,372
Unaffiliated dividends receivable	858,375
Affiliated dividends receivable	636,344
Unrealized appreciation on forward currency exchange contracts	268,356
Receivable for capital stock sold	55,747
Receivable for investment securities sold	31,161
Receivable due from Adviser	19,473

Total assets	784,907,584

LIABILITIES
Options written, at value (premiums received $280,566)	92,382
Unrealized depreciation on forward currency exchange contracts	5,466,477
Payable for collateral received on securities loaned	1,939,050
Payable for variation margin on futures	430,003
Payable for capital stock redeemed	384,196
Advisory fee payable	306,409
Distribution fee payable	163,149
Administrative fee payable	24,258
Transfer Agent fee payable	150
Accrued expenses	505,293

Total liabilities	9,311,367

NET ASSETS	$775,596,217

COMPOSITION OF NET ASSETS
Capital stock, at par	$67,682
Additional paid-in capital	787,899,530
Accumulated loss	(12,370,995)

NET ASSETS	$775,596,217

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

B	$775,596,217	67,681,793	$11.46

(a)	Includes securities on loan with a value of $6,394,233 (see Note E).

See notes to financial statements.

28

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2023	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $492,248)	$11,216,128
Affiliated issuers	9,952,447
Interest	456,218
Securities lending income	23,379

21,648,172

EXPENSES
Advisory fee (see Note B)	3,703,880
Distribution fee—Class B	1,974,350
Transfer agency—Class B	1,808
Custody and accounting	226,982
Administrative	96,736
Audit and tax	88,708
Legal	73,973
Printing	28,810
Directors’ fees	26,648
Miscellaneous	78,434

Total expenses	6,300,329
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(252,052)

Net expenses	6,048,277

Net investment income	15,599,895

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(14,361,547)
Forward currency exchange contracts	630,797
Futures	(18,561,885)
Options written	6,880,789
Foreign currency transactions	(833,778)
Net change in unrealized appreciation (depreciation) of:
Investments	109,143,484
Forward currency exchange contracts	(1,660,625)
Futures	10,707,185
Options written	113,596
Foreign currency denominated assets and liabilities	864,013

Net gain on investment and foreign currency transactions	92,922,029

NET INCREASE IN NET ASSETS FROM OPERATIONS	$108,521,924

See notes to financial statements.

29

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2023		Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$15,599,895		$8,260,192
Net realized loss on investment transactions and foreign currency transactions	(26,245,624)		(37,872,269)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	119,167,653		(115,982,567)
Contributions from Affiliates (see Note B)	–0	–	242,720

Net increase (decrease) in net assets from operations	108,521,924		(145,351,924)
Distributions to Shareholders
Class A	(294)		(400)
Class B	(16,918,128)		(27,864,579)
CAPITAL STOCK TRANSACTIONS
Net decrease	(115,408,919)		(93,224,440)

Total decrease	(23,805,417)		(266,441,343)
NET ASSETS
Beginning of period	799,401,634		1,065,842,977

End of period	$775,596,217		$799,401,634

See notes to financial statements.

30

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2023	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class B shares. Effective December 1, 2023, Class A shares of the Portfolio were liquidated. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

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AB Variable Products Series Fund

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2023:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$125,117,630		$14,691,730		$–0	–	$139,809,360
Financials	56,109,591		32,904,922		–0	–	89,014,513
Health Care	54,859,737		22,034,251		–0	–	76,893,988
Consumer Discretionary	47,401,244		20,071,924		–0	–	67,473,168
Industrials	38,841,123		27,586,468		–0	–	66,427,591
Communication Services	37,481,073		6,734,635		–0	–	44,215,708
Consumer Staples	26,826,088		16,135,489		–0	–	42,961,577
Energy	16,801,351		7,532,305		–0	–	24,333,656
Materials	10,486,732		13,672,544		–0	–	24,159,276
Utilities	10,140,541		5,983,321		–0	–	16,123,862
Real Estate	10,881,151		4,218,630		–0	–	15,099,781
Purchased Options—Puts	–0	–	369,143		–0	–	369,143
Short-Term Investments	139,612,098		–0	–	–0	–	139,612,098
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,939,050		–0	–	–0	–	1,939,050

Total Investments in Securities	576,497,409		171,935,362		–0	–	748,432,771
Other Financial Instruments(a):
Assets:
Futures	9,776,880		–0	–	–0	–	9,776,880	(b)
Forward Currency Exchange Contracts	–0	–	268,356		–0	–	268,356
Liabilities:
Futures	(2,239,589)		–0	–	–0	–	(2,239,589	)(b)
Forward Currency Exchange Contracts	–0	–	(5,466,477)		–0	–	(5,466,477)
Put Written Options	–0	–	(92,382)		–0	–	(92,382)

Total	$584,034,700		$166,644,859		$–0	–	$750,679,559

(a)	Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)	Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $100 million, .45% of the excess over $100 million up to $1 billion and .40% of the excess over $1 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Prior to January 1, 2020, the Portfolio paid the Adviser an advisory fee at an annual rate of .60% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses, to the extent necessary to limit total operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), inclusive of the Portfolio’s proportionate share of fees and expenses of registered investment companies or series thereof in which the Portfolio invests (“Acquired Fund Expenses”) on an annual basis (the “Expense Caps”) to 1.00% of daily average net assets for Class B. The Expense Caps may not be terminated by the Adviser before May 1, 2024. For the year ended December 31, 2023, there were no such operating expenses waived by the Adviser. For the year ended December 31, 2023, such waiver for Acquired Fund Expenses for both affiliated and unaffiliated underlying portfolios amounted to $251,109 and $0, respectively.

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AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2023 is as follows:

Portfolio	Market Value 12/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$244,271	$100,135	$204,794	$139,612	$9,952
AB Government Money Market Portfolio*	64	20,472	18,597	1,939	5

Total				$141,551	$9,957

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended December 31, 2022, the Adviser reimbursed the Portfolio $242,720 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2023, the reimbursement for such services amounted to $96,736.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,800 for the year ended December 31, 2023.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$20,293,401		$17,768,892
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$705,608,590

Gross unrealized appreciation	$104,426,829
Gross unrealized depreciation	(60,572,440)

Net unrealized appreciation	$43,854,389

35

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2023, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2023, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

36

AB Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2023, the Portfolio held purchased options for hedging and non-hedging purposes.

During the year ended December 31, 2023, the Portfolio held written options for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

37

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the year ended December 31, 2023, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$8,840,703	*
Equity contracts	Receivable for variation margin on futures	936,177	*	Payable for variation margin on futures	$2,239,589	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	268,356		Unrealized depreciation on forward currency exchange contracts	5,466,477

Equity contracts	Investments in securities, at value	369,143
Equity contracts				Options written, at value	92,382

Total		$10,414,379			$7,798,448

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(10,425,618)	$12,978,688

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(8,136,267)	(2,271,503)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	630,797	(1,660,625)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(11,033,705)	(1,267,529)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation (depreciation) of options written	6,880,789	113,596

Total		$(22,084,004)	$7,892,627

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AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2023:

Futures:
Average notional amount of buy contracts	$280,699,894
Average notional amount of sale contracts	$82,860,125
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$16,242,113	(a)
Average principal amount of sale contracts	$135,221,928
Purchased Options:
Average notional amount	$160,510,557
Options Written:
Average notional amount	$164,838,466

(a)	Positions were open for eleven months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Deutsche Bank AG	$127,306	$(127,306)		$–0	–	$–0	–	$–0	–
HSBC Bank USA	81,567	–0	–	–0	–	–0	–	81,567
Morgan Stanley Capital Services, Inc.	59,483	(59,483)		–0	–	–0	–	–0	–

Total	$268,356	$(186,789)		$–0	–	$–0	–	$81,567	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$3,190,635	$–0	–	$–0	–	$–0	–	$3,190,635
Bank of New York (The)	27,187	–0	–	–0	–	–0	–	27,187
Deutsche Bank AG	725,649	(127,306)		–0	–	–0	–	598,343
Goldman Sachs Bank USA	147,002	–0	–	–0	–	–0	–	147,002
Morgan Stanley Capital Services, Inc.	1,343,334	(59,483)		–0	–	–0	–	1,283,851
State Street Bank & Trust Co.	32,670	–0	–	–0	–	–0	–	32,670

Total	$5,466,477	$(186,789)		$–0	–	$–0	–	$5,279,688	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

39

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2023 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	AB Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$6,394,233	$1,939,050	$4,875,901	$18,832	$4,547	$943

*	As of December 31, 2023.

40

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2023	Year Ended December 31, 2022		Year Ended December 31, 2023	Year Ended December 31, 2022
Class A
Shares redeemed	(1,100)	–0	–	$(12,328)	$–0	–

Net increase (decrease)	(1,100)	–0	–	$(12,328)	$–0	–

Class B
Shares sold	962,162	1,710,854		$10,335,729	$18,775,444
Shares issued on reinvestment of dividends and distributions	1,554,975	2,584,840		16,918,128	27,864,579
Shares redeemed	(13,233,973)	(12,899,724)		(142,650,448)	(139,864,463)

Net decrease	(10,716,836)	(8,604,030)		$(115,396,591)	$(93,224,440)

At December 31, 2023, a shareholder of the Portfolio owned 97% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

41

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity

42

AB Variable Products Series Fund

requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2023.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$16,918,422		$5,569,110
Net long-term capital gains	–0	–	22,295,869

Total taxable distributions paid	$16,918,422		$27,864,979

As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$14,177,210
Accumulated capital and other losses	(71,205,044	)(a)
Unrealized appreciation (depreciation)	44,656,839	(b)

Total accumulated earnings (deficit)	$(12,370,995)

(a)	As of December 31, 2023, the Portfolio had a net capital loss carryforward of $71,205,044.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2023, the Portfolio had a net short-term capital loss carryforward of $28,591,281 and a net long-term capital loss carryforward of $42,613,763, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

43

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.20	$12.25	$10.94	$11.19	$9.72

Income From Investment Operations
Net investment income(a)(b)	.21	.10	.01	.00	(c)	.08
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.29	(1.80)	1.30	.23	1.60
Contributions from Affiliates	–0	–	.00	(c)	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.50	(1.70)	1.31	.23	1.68

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.07)	–0	–	(.14)	(.21)
Distributions from net realized gain on investment transactions	–0	–	(.28)	–0	–	(.34)	–0	–

Total dividends and distributions	(.24)	(.35)	–0	–	(.48)	(.21)

Net asset value, end of period	$11.46	$10.20	$12.25	$10.94	$11.19

Total Return
Total investment return based on net asset value(d)	14.79%	(14.07)%	11.97%	2.45%	17.32%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$775,596	$799,391	$1,065,829	$89,696	$95,350
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)(f)‡	.77%	.75%	.75%	.94%	.94%
Expenses, before waivers/ reimbursements(e)(f)‡	.80%	.79%	.78%	1.20%	1.20%
Net investment income(b)	1.98%	.92%	.09%	.01%	.78%
Portfolio turnover rate	3%	2%	18%	31%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.03%	.06%	.07%

See footnote summary on page 45.

44

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019, such waiver amounted to .03%, .04%, .03%, .06% and .07%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	2023	2022	2021	2020	2019
Class B
Net of waivers/reimbursements	.77%	.75%	.75%	.94%	.93%
Before waivers/reimbursements	.80%	.79%	.78%	1.20%	1.19%

See notes to financial statements.

45

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Global Risk Allocation—Moderate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Risk Allocation - Moderate Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2024

46

2023 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2023. For corporate shareholders, 17.62% of dividends paid qualify for the dividends received deduction.

47

GLOBAL RISK ALLOCATION—

MODERATE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS
Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

PRINCIPAL UNDERWRITER AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the Adviser’s Quantitative Investment Team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

48

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors and Advisory Board Member is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 48 (2021)	Senior Vice President of the Adviser**, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	82	None

DISINTERESTED DIRECTORS

Garry L. Moody## Chairman of the Board 71 (2015)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

49

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017–2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014–2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,## 80 (2015)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,## 75 (2015)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

50

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

51

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.## 82 (2015)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

ADVISORY BOARD MEMBER

Emilie D. Wrapp,# 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023–June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

*

The address for each of the Fund’s disinterested Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors or Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former role with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

52

AB Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is Chief Investment Officer and Head of Multi-Asset and Hedge Fund Solutions; and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

53

GLOBAL RISK ALLOCATION—

MODERATE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

54

GLOBAL RISK ALLOCATION—

MODERATE PORTFOLIO	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Risk Allocation—Moderate Portfolio (the “Fund”) at meetings held in-person on August 1-2, 2023 and October 31-November 2, 2023 (the “Meetings”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is

55

GLOBAL RISK ALLOCATION—
MODERATE PORTFOLIO

(continued)	AB Variable Products Series Fund

difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meetings, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meetings, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2023 and July 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profit-

56

AB Variable Products Series Fund

ability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

57

VPS-GRA-0151-1223

DEC 12.31.23

ANNUAL REPORT

AB VARIABLE PRODUCTS
SERIES FUND, INC.

+	AB INTERNATIONAL VALUE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2024

The following is an update of AB Variable Products Series Fund—International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2023.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed- and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Portfolio invests significantly, at least 40%—unless market conditions are not deemed favorable by the Adviser—in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currency exposures can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser may seek to hedge the currency exposure resulting from a securities position when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. Decisions regarding portfolio investments and whether to hedge currency exposure are evaluated separately by the Adviser. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities,” and enter into forward commitments.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared with its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the one-, five- and 10-year periods ended December 31, 2023.

During the 12-month period, all share classes of the Portfolio underperformed the benchmark. Both sector and security selection were negative, relative to the benchmark. Security selection within the consumer staples and consumer discretionary sectors detracted most, while selection within technology and industrials contributed. Losses from an underweight to technology and an overweight to consumer staples were partially offset by an underweight to health care and an overweight to consumer discretionary, which contributed. In terms of country positioning (a result of bottom-up security analysis driven by fundamental research), an overweight to the United Kingdom detracted, while an underweight to Hong Kong contributed.

The Portfolio used derivatives in the form of forwards for hedging purposes, which added to absolute returns during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended December 31, 2023. Early in the period, aggressive central bank tightening—led by the US Federal Reserve—pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October.

1

AB Variable Products Series Fund

Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth-and value-oriented stocks rose, but growth significantly outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Portfolio’s Senior Investment Management Team (the “Team”) has continued to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Portfolio’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

2

INTERNATIONAL VALUE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after the deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

INTERNATIONAL VALUE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2023 (unaudited)	1 Year	5 Years[1]	10 Years[1]

International Value Portfolio Class A	15.15%	5.81%	2.09%

International Value Portfolio Class B	14.83%	5.55%	1.83%

MSCI EAFE Index (net)	18.24%	8.16%	4.28%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.89% and 1.14% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2013 TO 12/31/2023 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in International Value Portfolio Class A shares (from 12/31/2013 to 12/31/2023) as compared with the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

INTERNATIONAL VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.60	$4.58	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%

Class B
Actual	$1,000	$1,017.40	$5.85	1.15%
Hypothetical**	$1,000	$1,019.41	$5.85	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

6

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2023 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Roche Holding AG (Genusschein)	$9,543,468	3.3%
Nestle SA (REG)	9,148,395	3.2
Shell PLC	9,015,168	3.2
Sanofi SA	7,024,661	2.5
Deutsche Telekom AG (REG)	6,425,814	2.3
Stellantis NV (France)	6,402,052	2.2
Airbus SE	6,332,479	2.2
Safran SA	6,306,621	2.2
EDP—Energias de Portugal SA	6,005,243	2.1
British American Tobacco PLC	5,539,641	1.9

	$71,743,542	25.1%

SECTOR BREAKDOWN2

December 31, 2023 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Industrials	$37,052,165	13.2%
Health Care	36,521,769	13.0
Consumer Discretionary	35,517,233	12.6
Consumer Staples	35,408,832	12.6
Financials	33,658,658	12.0
Materials	24,238,172	8.6
Information Technology	21,807,098	7.7
Communication Services	21,167,521	7.5
Energy	17,579,087	6.2
Utilities	11,294,127	4.0
Real Estate	4,213,169	1.5
Short-Term Investments	3,119,358	1.1

Total Investments	$281,577,189	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2023 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$52,740,681	18.7%
United Kingdom	48,309,963	17.2
France	44,903,916	15.9
United States	27,184,605	9.7
Switzerland	18,691,863	6.6
Netherlands	16,981,290	6.0
Germany	16,294,799	5.8
South Korea	9,200,810	3.3
Portugal	6,005,243	2.1
Italy	5,288,884	1.9
Austria	4,692,898	1.7
Canada	4,629,296	1.6
Luxembourg	4,425,294	1.6
Other	19,108,289	6.8
Short-Term Investments	3,119,358	1.1

Total Investments	$281,577,189	100.0%

1	The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.5% or less in the following: Denmark, Ireland, South Africa, Spain and Taiwan.

8

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2023	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.5%

INDUSTRIALS–13.0%
AEROSPACE & DEFENSE–7.8%
Airbus SE	40,990	$6,332,479
BAE Systems PLC	331,870	4,697,616
Melrose Industries PLC	703,550	5,085,526
Safran SA	35,770	6,306,621

		22,422,242

ELECTRICAL EQUIPMENT–1.3%
Fuji Electric Co., Ltd.	88,100	3,776,137

INDUSTRIAL CONGLOMERATES–1.2%
Hitachi Ltd.	45,900	3,301,572

MACHINERY–1.9%
Amada Co., Ltd.	278,600	2,896,069
Kawasaki Heavy Industries Ltd.	111,500	2,457,303

		5,353,372

PROFESSIONAL SERVICES–0.8%
dip Corp.	68,700	1,561,830
UT Group Co., Ltd.(a)	36,900	637,012

		2,198,842

		37,052,165

HEALTH CARE–12.8%
HEALTH CARE EQUIPMENT & SUPPLIES–2.6%
ConvaTec Group PLC(b)	933,509	2,904,976
ResMed, Inc.–Class CDI	257,400	4,466,535

		7,371,511

HEALTH CARE PROVIDERS & SERVICES–1.6%
Fresenius SE & Co. KGaA	152,280	4,720,000

PHARMACEUTICALS–8.6%
GSK PLC	218,020	4,026,653
Merck KGaA	24,090	3,835,476
Roche Holding AG (Genusschein)	32,830	9,543,468
Sanofi SA	70,690	7,024,661

		24,430,258

		36,521,769

CONSUMER DISCRETIONARY–12.4%
AUTOMOBILE COMPONENTS–0.9%
Forvia SE (Paris)(a)	117,994	2,672,887

AUTOMOBILES–3.7%
Honda Motor Co., Ltd.	406,300	4,191,071
Stellantis NV (France)	273,368	6,402,052

		10,593,123

HOTELS, RESTAURANTS & LEISURE–1.0%
Entain PLC	232,830	2,936,236

HOUSEHOLD DURABLES–2.9%
Persimmon PLC	188,940	3,339,736
Sony Group Corp.	53,100	5,025,004

		8,364,740

SPECIALTY RETAIL–1.7%
JD Sports Fashion PLC	2,266,950	4,784,027

TEXTILES, APPAREL & LUXURY GOODS–2.2%
Burberry Group PLC	154,020	2,778,048
Kering SA	7,650	3,388,172

		6,166,220

		35,517,233

CONSUMER STAPLES–12.4%
BEVERAGES–1.8%
Heineken NV	50,080	5,088,102

CONSUMER STAPLES DISTRIBUTION & RETAIL–4.1%
Carrefour SA	287,240	5,260,697
HelloFresh SE(a)	83,310	1,313,510
Koninklijke Ahold Delhaize NV	174,040	5,007,382

		11,581,589

FOOD PRODUCTS–3.2%
Nestle SA (REG)	78,920	9,148,395

PERSONAL CARE PRODUCTS–1.4%
Haleon PLC	989,457	4,051,105

TOBACCO–1.9%
British American Tobacco PLC	189,330	5,539,641

		35,408,832

FINANCIALS–11.8%
BANKS–8.4%
ABN AMRO Bank NV	224,200	3,371,627
Bank of Ireland Group PLC	340,021	3,086,863
Danske Bank A/S	160,600	4,293,046
Erste Group Bank AG	115,860	4,692,898
NatWest Group PLC	1,669,360	4,649,842
Resona Holdings, Inc.	773,700	3,922,144

		24,016,420

FINANCIAL SERVICES–1.0%
ORIX Corp.	149,400	2,805,908

INSURANCE–2.4%
ASR Nederland NV	74,390	3,514,178
SCOR SE	113,380	3,322,152

		6,836,330

		33,658,658

9

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–8.5%
CHEMICALS–3.1%
Arkema SA	40,050	$4,562,412
Tosoh Corp.	326,500	4,162,231

		8,724,643

CONSTRUCTION MATERIALS–1.7%
CRH PLC	72,160	4,990,586

METALS & MINING–3.7%
Anglo American PLC	140,590	3,518,503
ArcelorMittal SA	155,930	4,425,294
Endeavour Mining PLC	115,263	2,579,146

		10,522,943

		24,238,172

INFORMATION TECHNOLOGY–7.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.9%
NXP Semiconductors NV	14,140	3,247,675
SK Hynix, Inc.	39,440	4,304,400
Taiwan Semiconductor Manufacturing Co., Ltd.	223,000	4,275,253
Tokyo Electron Ltd.	28,600	5,083,360

		16,910,688

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.7%
Samsung Electronics Co., Ltd.	80,670	4,896,410

		21,807,098

COMMUNICATION SERVICES–7.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.2%
Deutsche Telekom AG (REG)	267,260	6,425,814
Nippon Telegraph & Telephone Corp.	2,298,100	2,806,173

		9,231,987

ENTERTAINMENT–3.4%
GungHo Online Entertainment, Inc.(a)(c)	88,100	1,466,677
Konami Group Corp.	84,900	4,435,022
Ubisoft Entertainment SA(a)	145,010	3,706,851

		9,608,550

MEDIA–0.8%
Criteo SA (Sponsored ADR)(a)	91,903	2,326,984

		21,167,521

ENERGY–6.2%
ENERGY EQUIPMENT & SERVICES–3.2%
Shell PLC	273,990	9,015,168

OIL, GAS & CONSUMABLE FUELS–3.0%
Cameco Corp.	107,370	4,629,296
Repsol SA	265,245	3,934,623

		8,563,919

		17,579,087

UTILITIES–3.9%
ELECTRIC UTILITIES–3.9%
EDP–Energias de Portugal SA	1,193,174	6,005,243
Enel SpA(c)	710,890	5,288,884

		11,294,127

REAL ESTATE–1.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT–1.5%
Daito Trust Construction Co., Ltd.	36,400	4,213,169

Total Common Stocks (cost $249,175,420)		278,457,831

SHORT-TERM INVESTMENTS–1.1%
INVESTMENT COMPANIES–1.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(d)(e)(f) (cost $3,119,358)	3,119,358	3,119,358

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–98.6% (cost $252,294,778)		281,577,189

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.1%
INVESTMENT COMPANIES–0.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(d)(e)(f) (cost $272,524)	272,524	272,524

TOTAL INVESTMENTS–98.7% (cost $252,567,302)		281,849,713
Other assets less liabilities–1.3%		3,718,561

NET ASSETS–100.0%		$285,568,274

10

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	979	EUR	906	01/10/2024	$21,421
Bank of America, NA	USD	1,219	CNH	8,856	01/11/2024	24,881
Bank of America, NA	JPY	196,622	USD	1,330	01/12/2024	(65,898)
Bank of America, NA	USD	6,692	JPY	989,949	01/12/2024	336,553
Bank of America, NA	USD	3,600	SGD	4,849	01/18/2024	77,197
Bank of America, NA	USD	2,356	NOK	25,544	02/16/2024	161,139
Barclays Bank PLC	BRL	7,129	USD	1,473	01/03/2024	4,941
Barclays Bank PLC	USD	1,450	BRL	7,129	01/03/2024	17,744
Barclays Bank PLC	USD	989	CAD	1,347	01/10/2024	27,702
Barclays Bank PLC	JPY	330,492	USD	2,212	01/12/2024	(134,492)
Barclays Bank PLC	USD	3,182	JPY	460,960	01/12/2024	90,395
Barclays Bank PLC	KRW	1,070,531	USD	825	01/18/2024	(898)
Barclays Bank PLC	GBP	699	USD	890	01/25/2024	(1,451)
Barclays Bank PLC	USD	20,020	AUD	30,737	01/25/2024	940,172
Barclays Bank PLC	CHF	1,747	USD	2,000	02/15/2024	(86,054)
Barclays Bank PLC	USD	9,238	SEK	96,215	02/16/2024	318,436
BNP Paribas SA	USD	1,156	JPY	170,329	01/12/2024	52,873
BNP Paribas SA	USD	262	KRW	352,135	01/18/2024	9,782
BNP Paribas SA	USD	2,612	GBP	2,078	01/25/2024	37,007
Citibank, NA	JPY	451,046	USD	3,150	01/12/2024	(52,077)
Citibank, NA	KRW	9,918,994	USD	7,360	01/18/2024	(296,952)
Citibank, NA	USD	8,796	CHF	7,769	02/15/2024	481,275
Goldman Sachs Bank USA	EUR	2,595	USD	2,840	01/10/2024	(25,237)
Goldman Sachs Bank USA	JPY	181,490	USD	1,225	01/12/2024	(63,937)
JPMorgan Chase Bank, NA	USD	1,474	ILS	5,848	01/17/2024	141,952
Morgan Stanley Capital Services, Inc.	BRL	7,129	USD	1,476	01/03/2024	8,386
Morgan Stanley Capital Services, Inc.	USD	1,473	BRL	7,129	01/03/2024	(4,941)
Morgan Stanley Capital Services, Inc.	EUR	30,298	USD	32,278	01/10/2024	(1,179,047)
Morgan Stanley Capital Services, Inc.	USD	3,239	EUR	3,017	01/10/2024	92,102
Morgan Stanley Capital Services, Inc.	USD	2,198	JPY	321,880	01/12/2024	87,414
Morgan Stanley Capital Services, Inc.	KRW	895,564	USD	693	01/18/2024	1,885
Morgan Stanley Capital Services, Inc.	USD	1,435	MXN	25,188	01/18/2024	45,201
Morgan Stanley Capital Services, Inc.	GBP	11,210	USD	13,931	01/25/2024	(359,839)
Morgan Stanley Capital Services, Inc.	USD	854	AUD	1,271	01/25/2024	12,484
Morgan Stanley Capital Services, Inc.	USD	1,470	BRL	7,129	02/02/2024	(4,922)
State Street Bank & Trust Co.	CAD	920	USD	673	01/10/2024	(21,791)
State Street Bank & Trust Co.	EUR	650	USD	713	01/10/2024	(5,024)
State Street Bank & Trust Co.	USD	544	CAD	746	01/10/2024	18,719
State Street Bank & Trust Co.	USD	3,349	EUR	3,127	01/10/2024	103,311
State Street Bank & Trust Co.	JPY	57,214	USD	388	01/12/2024	(18,387)
State Street Bank & Trust Co.	USD	1,628	JPY	238,933	01/12/2024	68,857
State Street Bank & Trust Co.	USD	974	GBP	766	01/25/2024	2,697
UBS AG	CAD	5,962	USD	4,331	01/10/2024	(169,245)
UBS AG	USD	1,859	EUR	1,696	01/10/2024	14,004
UBS AG	USD	3,540	JPY	515,659	01/12/2024	120,874

						$829,212

11

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2023, the market value of this security amounted to $2,904,976 or 1.0% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2023	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $249,175,420)	$278,457,831	(a)
Affiliated issuers (cost $3,391,882—including investment of cash collateral for securities loaned of $272,524)	3,391,882
Cash collateral due from broker	270,000
Foreign currencies, at value (cost $288,057)	292,388
Unrealized appreciation on forward currency exchange contracts	3,319,404
Receivable for investment securities sold and foreign currency transactions	1,989,800
Unaffiliated dividends receivable	1,102,056
Receivable for capital stock sold	97,509
Affiliated dividends receivable	13,513
Receivable due from Adviser	464

Total assets	288,934,847

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	2,490,192
Payable for collateral received on securities loaned	272,524
Custody and accounting fees payable	179,524
Advisory fee payable	178,601
Payable for capital stock redeemed	69,723
Distribution fee payable	50,284
Administrative fee payable	24,090
Payable for investment securities purchased and foreign currency transactions	1,578
Transfer Agent fee payable	150
Accrued expenses	99,907

Total liabilities	3,366,573

NET ASSETS	$285,568,274

COMPOSITION OF NET ASSETS
Capital stock, at par	$19,398
Additional paid-in capital	271,292,590
Distributable earnings	14,256,286

NET ASSETS	$285,568,274

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$44,286,239	2,993,975	$14.79

B	$241,282,035	16,403,663	$14.71

(a)	Includes securities on loan with a value of $1,251,154 (see Note E).

See notes to financial statements.

13

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2023	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,202,662)	$7,827,021
Affiliated issuers	247,627
Interest	49,020
Foreign withholding tax reclaims (see Note A.4)	48,861
Securities lending income	21,627

8,194,156

EXPENSES
Advisory fee (see Note B)	2,087,499
Distribution fee—Class B	587,549
Transfer agency—Class A	922
Transfer agency—Class B	5,000
Custody and accounting	104,581
Audit and tax	102,284
Administrative	96,526
Legal	42,805
Directors’ fees	20,317
Printing	13,241
Miscellaneous	33,761

Total expenses	3,094,485
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(6,404)

Net expenses	3,088,081

Net investment income	5,106,075

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,102,353)
Forward currency exchange contracts	47,441
Foreign currency transactions	101,591
Net change in unrealized appreciation (depreciation) of:
Investments	32,246,319
Forward currency exchange contracts	722,054
Foreign currency denominated assets and liabilities	74,504

Net gain on investment and foreign currency transactions	32,089,556

NET INCREASE IN NET ASSETS FROM OPERATIONS	$37,195,631

See notes to financial statements.

14

INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2023		Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,106,075		$8,628,450
Net realized loss on investment and foreign currency transactions	(953,321)		(7,826,246)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	33,042,877		(49,220,620)

Net increase (decrease) in net assets from operations	37,195,631		(48,418,416)
Distributions to Shareholders
Class A	(355,217)		(1,768,399)
Class B	(1,645,638)		(9,099,819)
Return of capital
Class A	–0	–	(100,200)
Class B	–0	–	(515,610)
CAPITAL STOCK TRANSACTIONS
Net decrease	(12,883,371)		(26,752,504)

Total increase (decrease)	22,311,405		(86,654,948)
NET ASSETS
Beginning of period	263,256,869		349,911,817

End of period	$285,568,274		$263,256,869

See notes to financial statements.

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2023	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

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AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2023:

	Level 1		Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Industrials	$4,697,616		$32,354,549	$–0	–	$37,052,165
Health Care	–0	–	36,521,769	–0	–	36,521,769
Consumer Discretionary	–0	–	35,517,233	–0	–	35,517,233
Consumer Staples	–0	–	35,408,832	–0	–	35,408,832
Financials	–0	–	33,658,658	–0	–	33,658,658

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Materials	$4,990,586		$19,247,586		$–0	–	$24,238,172
Information Technology	3,247,675		18,559,423		–0	–	21,807,098
Communication Services	2,326,984		18,840,537		–0	–	21,167,521
Energy	4,629,296		12,949,791		–0	–	17,579,087
Utilities	–0	–	11,294,127		–0	–	11,294,127
Real Estate	–0	–	4,213,169		–0	–	4,213,169
Short-Term Investments	3,119,358		–0	–	–0	–	3,119,358
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	272,524		–0	–	–0	–	272,524

Total Investments in Securities	23,284,039		258,565,674	(a)	–0	–	281,849,713
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	3,319,404		–0	–	3,319,404
Liabilities:
Forward Currency Exchange Contracts	–0	–	(2,490,192)		–0	–	(2,490,192)

Total	$23,284,039		$259,394,886		$–0	–	$282,678,925

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Portfolio may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar year 2015. These filings are subject to various administrative and judicial proceedings within these countries. For the year ended December 31, 2023, the Portfolio successfully recovered taxes withheld by France and is reflected in the statement of operations. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

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AB Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2023, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2023, the reimbursement for such services amounted to $96,526.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,800 for the year ended December 31, 2023.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2023, such waiver amounted to $5,716.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2023 is as follows:

Portfolio	Market Value 12/31/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,934		$98,743	$100,558	$3,119	$248
Government Money Market Portfolio*	–0	–	39,297	39,024	273	4

Total					$3,392	$252

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$125,997,802		$134,545,031
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$256,497,329

Gross unrealized appreciation	$47,255,941
Gross unrealized depreciation	(21,826,360)

Net unrealized appreciation	$25,429,581

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

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AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2023, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2023, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,319,404	Unrealized depreciation on forward currency exchange contracts	$2,490,192

Total		$3,319,404		$2,490,192

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$47,441	$722,054

Total		$47,441	$722,054

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2023:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$61,993,833
Average principal amount of sale contracts	$56,902,943

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$621,191	$(65,898)		$–0	–	$–0	–	$555,293
Barclays Bank PLC	1,399,390	(222,895)		–0	–	–0	–	1,176,495
BNP Paribas SA	99,662	–0	–	–0	–	–0	–	99,662
Citibank, NA	481,275	(349,029)		–0	–	–0	–	132,246
JPMorgan Chase Bank	141,952	–0	–	–0	–	–0	–	141,952
Morgan Stanley Capital Services, Inc.	247,472	(247,472)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	193,584	(45,202)		–0	–	–0	–	148,382
UBS	134,878	(134,878)		–0	–	–0	–	–0	–

Total	$3,319,404	$(1,065,374)		$–0	–	$–0	–	$2,254,030	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$65,898	$(65,898)		$–0	–	$–0	–	$–0	–
Barclays Bank PLC	222,895	(222,895)		–0	–	–0	–	–0	–
Citibank, NA	349,029	(349,029)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	89,174	–0	–	–0	–	–0	–	89,174
Morgan Stanley Capital Services, Inc.	1,548,749	(247,472)		–0	–	–0	–	1,301,277
State Street Bank & Trust Co.	45,202	(45,202)		–0	–	–0	–	–0	–
UBS	169,245	(134,878)		–0	–	–0	–	34,367

Total	$2,490,192	$(1,065,374)		$–0	–	$–0	–	$1,424,818	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the

22

AB Variable Products Series Fund

right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$1,251,154	$272,524	$1,042,949	$17,154	$4,473	$688

*	As of December 31, 2023.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Class A
Shares sold	416,897	459,051	$5,999,806	$6,374,956
Shares issued in reinvestment of dividends and distributions	24,650	143,446	355,217	1,868,599
Shares redeemed	(551,140)	(372,951)	(7,835,184)	(5,083,971)

Net increase (decrease)	(109,593)	229,546	$(1,480,161)	$3,159,584

Class B
Shares sold	2,539,673	1,107,715	$37,164,439	$14,215,373
Shares issued on reinvestment of dividends and distributions	114,759	741,725	1,645,638	9,615,429
Shares redeemed	(3,547,605)	(4,064,954)	(50,213,287)	(53,742,890)

Net decrease	(893,173)	(2,215,514)	$(11,403,210)	$(29,912,088)

At December 31, 2023, certain shareholders of the Portfolio owned 52% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events,

23

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Replacement Risk—The Portfolio may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

24

AB Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2023.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$2,000,855		$10,868,218

Total taxable distributions paid	$2,000,855		$10,868,218

Return of Capital	–0	–	615,810

Total distributions paid	$2,000,855		$11,484,028

As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,345,081
Accumulated capital and other losses	(15,551,881	)(a)
Unrealized appreciation (depreciation)	25,463,087	(b)

Total accumulated earnings (deficit)	$14,256,287

(a)	As of December 31, 2023, the Portfolio had a net capital loss carryforward of $15,551,881.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2023, the Portfolio had a net short-term capital loss carryforward of $10,206,472 and a net long-term capital loss carryforward of $5,345,409, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.95	$15.72	$14.45	$14.37	$12.38

Income From Investment Operations
Net investment income(a)(b)	.29	.44	.37	.18	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.67	(2.58)	1.22	.14	1.84

Net increase (decrease) in net asset value from operations	1.96	(2.14)	1.59	.32	2.12

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.60)	(.32)	(.24)	(.13)
Return of capital	–0	–	(.03)	–0	–	–0	–	–0	–

Total dividends and distributions	(.12)	(.63)	(.32)	(.24)	(.13)

Net asset value, end of period	$14.79	$12.95	$15.72	$14.45	$14.37

Total Return
Total investment return based on net asset value(c)*	15.15%	(13.61)%	11.08%	2.46%	17.14%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,286	$40,197	$45,175	$41,994	$54,042
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%	.88%	.90%	.91%	.90%
Expenses, before waivers/reimbursements	.90%	.89%	.90%	.92%	.90%
Net investment income(b)	2.03%	3.24%	2.34%	1.47%	2.10%
Portfolio turnover rate	46%	37%	43%	54%	44%

See footnote summary on page 28.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.90	$15.62	$14.34	$14.24	$12.29

Income From Investment Operations
Net investment income(a)(b)	.26	.40	.32	.14	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.65	(2.56)	1.23	.15	1.82

Net increase (decrease) in net asset value from operations	1.91	(2.16)	1.55	.29	2.06

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.53)	(.27)	(.19)	(.11)
Return of capital	–0	–	(.03)	–0	–	–0	–	–0	–

Total dividends and distributions	(.10)	(.56)	(.27)	(.19)	(.11)

Net asset value, end of period	$14.71	$12.90	$15.62	$14.34	$14.24

Total Return
Total investment return based on net asset value(c)*	14.83%	(13.80)%	10.86%	2.21%	16.79%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$241,282	$223,060	$304,737	$299,415	$323,582
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.13%	1.15%	1.16%	1.15%
Expenses, before waivers/reimbursements	1.15%	1.14%	1.15%	1.17%	1.15%
Net investment income(b)	1.80%	2.98%	2.08%	1.18%	1.84%
Portfolio turnover rate	46%	37%	43%	54%	44%

See footnote summary on page 28.

27

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2022, December 31, 2020, and December 31, 2019 by .01%, .04% and .18%, respectively.

See notes to financial statements.

28

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB International Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Value Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2024

29

2023 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2023.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2023, $599,096 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $8,061,155.

30

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS
Justin Moreau(2), Vice President Avi Lavi(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s International Value Senior Investment Management Team. Messrs. Moreau and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

31

INTERNATIONAL VALUE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors and the Advisory Board member is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 48 (2021)	Senior Vice President of the Adviser, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	82	None

INDEPENDENT DIRECTORS

Garry L. Moody## Chairman of the Board 71 (2008)

Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.

		82	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017–2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014–2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,## 80 (2005)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

33

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)

Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.

		82	None

Carol C. McMullen,## 68 (2016)

Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.

		82	None

Marshall C. Turner, Jr.## 82 (2005)

Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		82	None

34

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
ADVISORY BOARD MEMBER

Emilie D. Wrapp,# 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

*

The address for each of the Fund’s Directors and the Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors or the Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former role with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

35

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Justin Moreau 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially similar capacity to his current position, including as a research analyst, since prior to 2019.

Avi Lavi 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Chief Investment Officer of Global and International Value Equities.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Portfolio Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

36

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

37

INTERNATIONAL VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Portfolio (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

38

AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total compensation was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

39

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

40

VPS-IV-0151-1223

DEC 12.31.23

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	AB LARGE CAP GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2024

The following is an update of AB Variable Products Series Fund—Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2023.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality US companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in common stocks of large-capitalization companies.

The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared with its benchmark, the Russell 1000 Growth Index, as well as the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2022.

All share classes of the Portfolio underperformed the primary benchmark and outperformed the S&P 500 Index for the annual period. Both sector and security selection detracted, relative to the benchmark. An overweight to health care and an underweight to technology detracted the most, while overweights to energy and industrials contributed. Contributions from stock selection within health care and consumer staples were offset by losses from selection within technology and consumer discretionary.

The Portfolio did not use derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended December 31, 2023. Early in the period, aggressive central bank tightening—led by the US Federal Reserve—pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth-and value-oriented stocks rose, but growth significantly outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Portfolio’s Senior Investment Management Team (the “Team”) follows a bottom-up stock-picking methodology that seeks to identify companies that meet its investment criteria of healthy balance sheets, competitive advantages, strong cash-flow generation, transparent business models and sustainable growth. The Portfolio is conservatively positioned amid the current uncertainty in the global macro environment. The Team remains laser-focused in identifying companies that generate high return on assets with high reinvestment-rate opportunities.

1

LARGE CAP GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Growth Index and the S&P 500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of large-cap growth companies within the US. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”), than would be the case if the Portfolio were invested in a larger number of companies.

Sector Risk: The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

LARGE CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2023 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Large Cap Growth Portfolio Class A	35.13%	17.86%	14.89%

Large Cap Growth Portfolio Class B	34.78%	17.56%	14.60%

Primary Benchmark: Russell 1000 Growth Index	42.68%	19.50%	14.86%

S&P 500 Index	26.29%	15.69%	12.03%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.65% and 0.90% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2013 to 12/31/2023 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Large Cap Growth Portfolio Class A shares (from 12/31/2013 to 12/31/2023) as compared with the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

LARGE CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,100.40	$3.44	0.65%	$3.49	0.66%
Hypothetical**	$1,000	$1,021.93	$3.31	0.65%	$3.36	0.66%

Class B
Actual	$1,000	$1,098.90	$4.76	0.90%	$4.81	0.91%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%	$4.63	0.91%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated/unaffiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2023 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Microsoft Corp.	$74,714,259	9.7%
UnitedHealth Group, Inc.	40,517,131	5.2
Amazon.com, Inc.	39,374,491	5.1
Alphabet, Inc.—Class C	38,216,129	4.9
NVIDIA Corp.	37,611,959	4.9
Visa, Inc.—Class A	34,843,161	4.5
Monster Beverage Corp.	25,385,328	3.3
Costco Wholesale Corp.	23,222,934	3.0
Vertex Pharmaceuticals, Inc.	22,350,061	2.9
Intuitive Surgical, Inc.	22,032,307	2.8

	$358,267,760	46.3%

SECTOR BREAKDOWN2

December 31, 2023 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$255,131,784	32.9%
Health Care	175,683,604	22.7
Consumer Discretionary	94,188,577	12.1
Communication Services	65,488,551	8.4
Consumer Staples	48,608,262	6.3
Industrials	48,194,642	6.2
Financials	41,711,849	5.4
Materials	10,748,698	1.4
Short-Term Investments	35,426,970	4.6

Total Investments	$775,182,937	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2023	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.6%

INFORMATION TECHNOLOGY–33.0%
COMMUNICATIONS EQUIPMENT–3.3%
Arista Networks, Inc.(a)	70,797	$16,673,401
Motorola Solutions, Inc.	28,573	8,945,921

		25,619,322

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.6%
Amphenol Corp.–Class A	31,580	3,130,525
Cognex Corp.	29,340	1,224,652

		4,355,177

IT SERVICES–0.4%
EPAM Systems, Inc.(a)	11,344	3,373,025

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–9.0%
ASML Holding NV (REG)	6,915	5,234,102
Broadcom, Inc.	5,481	6,118,166
Entegris, Inc.	26,880	3,220,762
NVIDIA Corp.	75,950	37,611,959
QUALCOMM, Inc.	118,684	17,165,267

		69,350,256

SOFTWARE–19.7%
Adobe, Inc.(a)	22,578	13,470,035
Autodesk, Inc.(a)	12,260	2,985,065
Cadence Design Systems, Inc.(a)	21,646	5,895,721
Crowdstrike Holdings, Inc.–Class A(a)	25,873	6,605,894
Fortinet, Inc.(a)	253,783	14,853,919
Manhattan Associates, Inc.(a)	22,290	4,799,483
Microsoft Corp.	198,687	74,714,259
Roper Technologies, Inc.	25,820	14,076,289
ServiceNow, Inc.(a)	9,376	6,624,050
Synopsys, Inc.(a)	10,783	5,552,275
Tyler Technologies, Inc.(a)	6,833	2,857,014

		152,434,004

		255,131,784

HEALTH CARE–22.7%
BIOTECHNOLOGY–3.5%
Genmab A/S (Sponsored ADR)(a)	145,598	4,635,840
Vertex Pharmaceuticals, Inc.(a)	54,929	22,350,061

		26,985,901

HEALTH CARE EQUIPMENT & SUPPLIES–6.7%
Align Technology, Inc.(a)	11,817	3,237,858
Edwards Lifesciences Corp.(a)	152,661	11,640,401
IDEXX Laboratories, Inc.(a)	26,673	14,804,849
Intuitive Surgical, Inc.(a)	65,308	22,032,307

		51,715,415

HEALTH CARE PROVIDERS & SERVICES–5.2%
ABIOMED, Inc. (CVR)(a)(b)(c)	11,373	$11,601
UnitedHealth Group, Inc.	76,960	40,517,131

		40,528,732

HEALTH CARE TECHNOLOGY–1.6%
Veeva Systems, Inc.–Class A(a)	62,513	12,035,003

LIFE SCIENCES TOOLS & SERVICES–1.1%
Mettler-Toledo International, Inc.(a)	3,582	4,344,823
Waters Corp.(a)	13,715	4,515,389

		8,860,212

PHARMACEUTICALS–4.6%
Eli Lilly & Co.	32,004	18,655,772
Zoetis, Inc.	85,639	16,902,569

		35,558,341

		175,683,604

CONSUMER DISCRETIONARY–12.2%
AUTOMOBILES–0.7%
Ferrari NV	15,531	5,256,156

BROADLINE RETAIL–5.1%
Amazon.com, Inc.(a)	259,145	39,374,491

HOTELS, RESTAURANTS & LEISURE–1.3%
Chipotle Mexican Grill, Inc.(a)	4,510	10,314,190

SPECIALTY RETAIL–1.9%
Home Depot, Inc. (The)	30,260	10,486,603
Tractor Supply Co.	20,778	4,467,894

		14,954,497

TEXTILES, APPAREL & LUXURY GOODS–3.2%
Lululemon Athletica, Inc.(a)	28,303	14,471,041
NIKE, Inc.–Class B	90,432	9,818,202

		24,289,243

		94,188,577

COMMUNICATION SERVICES–8.4%
ENTERTAINMENT–1.8%
Netflix, Inc.(a)	29,552	14,388,278

INTERACTIVE MEDIA & SERVICES–6.6%
Alphabet, Inc.–Class C(a)	271,171	38,216,129
Meta Platforms, Inc.–Class A(a)	36,400	12,884,144

		51,100,273

		65,488,551

CONSUMER STAPLES–6.3%
BEVERAGES–3.3%
Monster Beverage Corp.(a)	440,641	25,385,328

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES DISTRIBUTION & RETAIL–3.0%
Costco Wholesale Corp.	35,182	$23,222,934

		48,608,262

INDUSTRIALS–6.2%
BUILDING PRODUCTS–1.7%
Otis Worldwide Corp.	105,985	9,482,478
Trex Co., Inc.(a)	46,358	3,837,979

		13,320,457

COMMERCIAL SERVICES & SUPPLIES–2.2%
Copart, Inc.(a)	347,174	17,011,526

ELECTRICAL EQUIPMENT–0.6%
AMETEK, Inc.	28,240	4,656,494

PROFESSIONAL SERVICES–1.7%
Paycom Software, Inc.	28,432	5,877,463
Verisk Analytics, Inc.	30,682	7,328,702

		13,206,165

		48,194,642

FINANCIALS–5.4%
CAPITAL MARKETS–0.9%
MSCI, Inc.	12,143	6,868,688

FINANCIAL SERVICES–4.5%
Visa, Inc.–Class A	133,832	34,843,161

		41,711,849

MATERIALS–1.4%
CHEMICALS–1.4%
Sherwin-Williams Co. (The)	34,462	10,748,698

Total Common Stocks (cost $385,542,260)		739,755,967

SHORT-TERM INVESTMENTS–4.6%
INVESTMENT COMPANIES–4.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(d)(e)(f) (cost $35,426,970)	35,426,970	35,426,970

TOTAL INVESTMENTS–100.2% (cost $420,969,230)		775,182,937
Other assets less liabilities–(0.2)%		(1,689,953)

NET ASSETS–100.0%		$773,492,984

(a)	Non-income producing security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

CVR — Contingent Value Right

REG—Registered Shares

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2023	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $385,542,260)	$739,755,967
Affiliated issuers (cost $35,426,970)	35,426,970
Unaffiliated dividends receivable	595,892
Affiliated dividends receivable	161,881
Receivable for capital stock sold	83,601
Receivable due from Adviser	5,116

Total assets	776,029,427

LIABILITIES
Payable for capital stock redeemed	1,020,808
Payable for investment securities purchased	760,625
Advisory fee payable	387,426
Custody and accounting fees payable	143,633
Distribution fee payable	92,349
Administrative fee payable	23,937
Transfer Agent fee payable	150
Accrued expenses and other liabilities	107,515

Total liabilities	2,536,443

NET ASSETS	$773,492,984

COMPOSITION OF NET ASSETS
Capital stock, at par	$11,052
Additional paid-in capital	385,522,863
Distributable earnings	387,959,069

NET ASSETS	$773,492,984

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$330,245,258	4,432,855	$74.50

B	$443,247,726	6,619,454	$66.96

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2023	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $12,131)	$4,083,777
Affiliated issuers	1,557,157
Interest	123
Securities lending income	1,548
Other income	7

5,642,612

EXPENSES
Advisory fee (see Note B)	4,108,960
Distribution fee—Class B	964,959
Transfer agency—Class A	3,753
Transfer agency—Class B	4,847
Administrative	96,131
Custody and accounting	86,437
Legal	62,585
Printing	59,795
Audit and tax	42,318
Directors’ fees	25,217
Miscellaneous	25,470

Total expenses	5,480,472
Less: expenses waived and reimbursed by the Adviser (see Note B)	(36,928)

Net expenses	5,443,544

Net investment income	199,068

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	36,901,940
Net change in unrealized appreciation (depreciation) of investments	166,659,053

Net gain on investment transactions	203,560,993

Contributions from Affiliates (see Note B)	488

NET INCREASE IN NET ASSETS FROM OPERATIONS	$203,760,549

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$199,068	$(1,400,113)
Net realized gain on investment transactions	36,901,940	45,381,893
Net change in unrealized appreciation (depreciation) of investments	166,659,053	(289,990,519)
Contributions from Affiliates (see Note B)	488	–0	–

Net increase (decrease) in net assets from operations	203,760,549	(246,008,739)
Distributions to Shareholders
Class A	(20,050,816)	(34,080,651)
Class B	(28,501,444)	(47,132,006)
CAPITAL STOCK TRANSACTIONS
Net increase	27,201,448	39,142,914

Total increase (decrease)	182,409,737	(288,078,482)
NET ASSETS
Beginning of period	591,083,247	879,161,729

End of period	$773,492,984	$591,083,247

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2023	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Large Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2023:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$255,131,784		$–0	–	$–0	–	$255,131,784
Health Care	175,672,003		–0	–	11,601		175,683,604
Consumer Discretionary	94,188,577		–0	–	–0	–	94,188,577
Communication Services	65,488,551		–0	–	–0	–	65,488,551
Consumer Staples	48,608,262		–0	–	–0	–	48,608,262
Industrials	48,194,642		–0	–	–0	–	48,194,642
Financials	41,711,849		–0	–	–0	–	41,711,849
Materials	10,748,698		–0	–	–0	–	10,748,698
Short-Term Investments	35,426,970		–0	–	–0	–	35,426,970

Total Investments in Securities	775,171,336		–0	–	11,601		775,182,937
Other Financial Instruments(a)	–0	–	–0	–	–0	–	–0	–

Total	$775,171,336		$–0	–	$11,601		$775,182,937

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

12

AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2023, the reimbursement for such services amounted to $96,131.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,800 for the year ended December 31, 2023.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2023, such waiver amounted to $36,928.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2023 is as follows:

Portfolio	Market Value 12/31/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)		Dividend Income (000)
Government Money Market Portfolio	$27,717		$106,791	$99,081	$35,427		$1,557
Government Money Market Portfolio*	–0	–	1,876	1,876	–0	–	–0	–

Total					$35,427		$1,557

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended December 31, 2023, the Adviser reimbursed the Portfolio $488 for trading losses incurred due to a pricing error.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$193,709,028		$222,554,568
U.S. government securities	–0	–	–0	–

14

AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$425,414,280

Gross unrealized appreciation	$358,358,367
Gross unrealized depreciation	(8,589,710)

Net unrealized appreciation	$349,768,657

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2023.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2023 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$–0–	$–0–	$–0–	$1,548	$–0–	$–0–

*	As of December 31, 2023.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Class A
Shares sold	303,693	292,422	$20,384,732	$18,985,921
Shares issued in reinvestment of distributions	295,735	510,954	20,050,816	34,080,651
Shares redeemed	(591,209)	(558,038)	(40,029,950)	(39,512,597)

Net increase	8,219	245,338	$405,598	$13,553,975

Class B
Shares sold	606,789	614,151	$37,120,401	$38,755,142
Shares issued on reinvestment of distributions	467,160	777,885	28,501,444	47,132,006
Shares redeemed	(637,919)	(929,554)	(38,825,995)	(60,298,209)

Net increase	436,030	462,482	$26,795,850	$25,588,939

At December 31, 2023, certain shareholders of the Portfolio owned 65% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV, than would be the case if the Portfolio were invested in a larger number of companies.

Sector Risk—The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

16

AB Variable Products Series Fund

LIBOR Replacement Risk—The Portfolio may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2023.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Net long-term capital gains	$48,552,260	$81,212,657

Total taxable distributions paid	$48,552,260	$81,212,657

As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$199,068
Undistributed capital gains	37,991,344
Unrealized appreciation (depreciation)	349,768,657	(a)

Total accumulated earnings (deficit)	$387,959,069

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2023, the Portfolio did not have any capital loss carryforwards.

17

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$58.90	$93.09	$77.09	$61.26	$51.75

Income From Investment Operations
Net investment income (loss)(a)(b)	.11	(.05)	(.19)	(.06)	.05
Net realized and unrealized gain (loss) on investment transactions	20.12	(25.48)	22.16	21.18	17.18
Contributions from Affiliates	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	20.23	(25.53)	21.97	21.12	17.23

Less: Distributions
Distributions from net realized gain on investment transactions	(4.63)	(8.66)	(5.97)	(5.29)	(7.72)

Net asset value, end of period	$74.50	$58.90	$93.09	$77.09	$61.26

Total Return
Total investment return based on net asset value(d)*	35.13%	(28.51)%	28.98%	35.49%	34.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$330,245	$260,596	$389,051	$331,436	$264,234
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.65%	.65%	.65%	.66%	.67%
Expenses, before waivers/reimbursements(e)‡	.66%	.65%	.65%	.67%	.68%
Net investment income (loss)(b)	.17%	(.07)%	(.22)%	(.08)%	.09%
Portfolio turnover rate	30%	34%	17%	33%	38%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.01%	.01%

See footnote summary on page 20.

19

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$53.45	$85.67	$71.51	$57.28	$48.91

Income From Investment Operations
Net investment loss(a)(b)	(.05)	(.20)	(.37)	(.21)	(.09)
Net realized and unrealized gain (loss) on investment transactions	18.19	(23.36)	20.50	19.73	16.18
Contributions from Affiliates	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	18.14	(23.56)	20.13	19.52	16.09

Less: Distributions
Distributions from net realized gain on investment transactions	(4.63)	(8.66)	(5.97)	(5.29)	(7.72)

Net asset value, end of period	$66.96	$53.45	$85.67	$71.51	$57.28

Total Return
Total investment return based on net asset value(d)*	34.78%	(28.69)%	28.65%	35.15%	34.37%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$443,248	$330,487	$490,111	$413,127	$322,688
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.90%	.90%	.90%	.91%	.92%
Expenses, before waivers/reimbursements(e)‡	.91%	.90%	.90%	.92%	.93%
Net investment loss(b)	(.08)%	(.32)%	(.47)%	(.33)%	(.16)%
Portfolio turnover rate	30%	34%	17%	33%	38%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.01%	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2023, December 31, 2020 and December 31, 2019, such waiver amounted to .01%, .01% and .01%, respectively.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2019 by .04%.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Large Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Large Cap Growth Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2024

21

2023 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2023. The Portfolio designates $48,552,260 of dividends paid as long-term capital gain dividends.

22

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS
Frank V. Caruso(2)*, Vice President John H. Fogarty(2), Vice President Vinay Thapar(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Congress Street Suite 1 Boston, MA 02114	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Large Cap Growth Investment Team. Messrs. Caruso, Fogarty and Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

*	Mr. Caruso is expected to retire from the Adviser effective March 31, 2024.

23

LARGE CAP GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors and the Advisory Board member is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 48 (2021)	Senior Vice President of the Adviser, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	82	None

INDEPENDENT DIRECTORS

Garry L. Moody## Chairman of the Board 71 (2008)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017-2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,## 80 (2005)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

25

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)

Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.

		82	None

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Marshall C. Turner, Jr.## 82 (2005)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

ADVISORY BOARD MEMBER

Emilie D. Wrapp,# 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023–June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

*

The address for each of the Fund’s Directors and the Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors or the Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, because of her former role with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

27

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Frank V. Caruso# 67	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Co-Chief Investment Officer—US Growth Equites.

Vinay Thapar 45	Vice President	Senior Vice President of the Adviser**, with which he was associated since prior to 2019. He is also Co-Chief Investment Officer—US Growth Equites.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

#	Mr. Caruso is expected to retire from the Adviser effective March 31, 2024.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

28

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

29

LARGE CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Large Cap Growth Portfolio (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

30

AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

31

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

32

VPS-LCG-0151-1223

DEC 12.31.23

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	AB RELATIVE VALUE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

RELATIVE VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2024

The following is an update of AB Variable Products Series Fund—Relative Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2023. Prior to May 1, 2023, the Portfolio was named Growth and Income Portfolio.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of US companies that the Adviser believes are trading at attractive valuations that have strong or improving business models.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared with its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2023.

All share classes of the Portfolio outperformed the benchmark for the annual period. Sector selection drove outperformance, relative to the benchmark. Contributions from overweights to utilities and technology offset losses from an underweight to communication services and an overweight to health care. Overall security selection also contributed. Security selection within health care and communication services added to gains, while selection within technology and consumer staples detracted.

The Portfolio did not use derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended December 31, 2023. Early in the period, aggressive central bank tightening—led by the US Federal Reserve—pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Portfolio’s Senior Investment Management Team (the “Team”) remains committed to using bottom-up research to build a Portfolio composed of well-managed companies that are attractively valued relative to their long-term earnings power. The Team’s objective is to find companies that stand out and deploy capital wisely, allowing these companies to grow dividends and enhance the long-term value of their shares.

1

RELATIVE VALUE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

RELATIVE VALUE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2023 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Relative Value Portfolio Class A	12.03%	11.85%	9.32%

Relative Value Portfolio Class B	11.72%	11.57%	9.05%

Russell 1000 Value Index	11.46%	10.91%	8.40%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.59% and 0.84% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2013 to 12/31/2023 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Relative Value Portfolio Class A shares (from 12/31/2013 to 12/31/2023) as compared with the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

RELATIVE VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,080.40	$3.20	0.61%	$3.25	0.62%
Hypothetical**	$1,000	$1,022.13	$3.11	0.61%	$3.16	0.62%

Class B
Actual	$1,000	$1,078.80	$4.51	0.86%	$4.56	0.87%
Hypothetical**	$1,000	$1,020.87	$4.38	0.86%	$4.43	0.87%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated/unaffiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

RELATIVE VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2023 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Elevance Health, Inc.	$36,174,782	4.2%
JPMorgan Chase & Co.	33,589,647	3.9
Wells Fargo & Co.	33,317,461	3.9
Berkshire Hathaway, Inc.—Class B	32,125,793	3.7
QUALCOMM, Inc.	31,004,622	3.6
Mastercard, Inc.—Class A	29,168,166	3.4
Regeneron Pharmaceuticals, Inc.	26,571,786	3.1
Walmart, Inc.	25,345,390	3.0
Philip Morris International, Inc.	24,266,431	2.8
Fiserv, Inc.	22,684,289	2.6

	$294,248,367	34.2%

SECTOR BREAKDOWN2

December 31, 2023 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$193,925,580	22.6%
Health Care	156,834,624	18.2
Industrials	129,784,419	15.1
Information Technology	82,898,416	9.6
Energy	70,258,782	8.2
Consumer Staples	49,611,821	5.8
Consumer Discretionary	48,834,502	5.7
Communication Services	46,993,122	5.5
Materials	20,413,048	2.4
Real Estate	19,621,234	2.3
Short-Term Investments	39,969,912	4.6

Total Investments	$859,145,460	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

RELATIVE VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2023	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.4%

FINANCIALS–22.6%
BANKS–8.2%
Bank OZK	63,608	$3,169,587
JPMorgan Chase & Co.	197,470	33,589,647
Wells Fargo & Co.	676,909	33,317,461

		70,076,695

CAPITAL MARKETS–0.4%
Raymond James Financial, Inc.	29,410	3,279,215

FINANCIAL SERVICES–10.7%
Berkshire Hathaway, Inc.–Class B(a)	90,074	32,125,793
Fiserv, Inc.(a)	170,764	22,684,289
Mastercard, Inc.–Class A	68,388	29,168,166
PayPal Holdings, Inc.(a)	126,802	7,786,911

		91,765,159

INSURANCE–3.3%
American International Group, Inc.	98,756	6,690,719
Axis Capital Holdings Ltd.	278,872	15,441,143
MetLife, Inc.	100,902	6,672,649

		28,804,511

		193,925,580

HEALTH CARE–18.2%
BIOTECHNOLOGY–7.9%
Amgen, Inc.	71,409	20,567,220
Gilead Sciences, Inc.	254,928	20,651,717
Regeneron Pharmaceuticals, Inc.(a)	30,254	26,571,786

		67,790,723

HEALTH CARE EQUIPMENT & SUPPLIES–0.6%
GE Healthcare, Inc.	67,930	5,252,347

HEALTH CARE PROVIDERS & SERVICES–7.9%
Cencora, Inc.	107,699	22,119,221
Cigna Group (The)	16,037	4,802,280
Elevance Health, Inc.	76,713	36,174,782
Quest Diagnostics, Inc.	34,891	4,810,771

		67,907,054

PHARMACEUTICALS–1.8%
Roche Holding AG (Sponsored ADR)(b)	438,435	15,884,500

		156,834,624

INDUSTRIALS–15.1%
AEROSPACE & DEFENSE–2.1%
Curtiss-Wright Corp.	14,504	3,231,346

RTX Corp.(b)	39,459	$3,320,080
Textron, Inc.	144,757	11,641,358

		18,192,784

BUILDING PRODUCTS–1.6%
Allegion PLC	61,672	7,813,226
Builders FirstSource, Inc.(a)	34,404	5,743,404

		13,556,630

CONSTRUCTION & ENGINEERING–0.8%
EMCOR Group, Inc.	33,459	7,208,072

ELECTRICAL EQUIPMENT–3.8%
Emerson Electric Co.	144,517	14,065,840
nVent Electric PLC	210,102	12,414,927
Sensata Technologies Holding PLC	151,080	5,676,076

		32,156,843

MACHINERY–3.6%
Dover Corp.	50,704	7,798,782
Middleby Corp. (The)(a)	24,183	3,559,012
PACCAR, Inc.	132,175	12,906,889
Westinghouse Air Brake Technologies Corp.	53,569	6,797,906

		31,062,589

PROFESSIONAL SERVICES–1.6%
Maximus, Inc.	73,995	6,205,221
Robert Half, Inc.	85,824	7,545,646

		13,750,867

TRADING COMPANIES & DISTRIBUTORS–1.6%
Ferguson PLC	71,770	13,856,634

		129,784,419

INFORMATION TECHNOLOGY–9.6%
COMMUNICATIONS EQUIPMENT–1.8%
Cisco Systems, Inc.	236,707	11,958,438
Telefonaktiebolaget LM Ericsson (Sponsored ADR)(b)	560,140	3,528,882

		15,487,320

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
IPG Photonics Corp.(a)	43,393	4,709,876

IT SERVICES–2.4%
Accenture PLC–Class A	46,100	16,176,951
EPAM Systems, Inc.(a)	15,796	4,696,783

		20,873,734

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.9%
QUALCOMM, Inc.	214,372	$31,004,622
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	104,066	10,822,864

		41,827,486

		82,898,416

ENERGY–8.2%
ENERGY EQUIPMENT & SERVICES–1.4%
Cactus, Inc.–Class A	33,920	1,539,968
ChampionX Corp.	217,981	6,367,225
Helmerich & Payne, Inc.	117,074	4,240,420

		12,147,613

OIL, GAS & CONSUMABLE FUELS–6.8%
Chevron Corp.	77,469	11,555,276
ConocoPhillips	96,245	11,171,157
EOG Resources, Inc.	117,763	14,243,435
Phillips 66	158,790	21,141,301

		58,111,169

		70,258,782

CONSUMER STAPLES–5.8%
CONSUMER STAPLES DISTRIBUTION & RETAIL–3.0%
Walmart, Inc.	160,770	25,345,390

TOBACCO–2.8%
Philip Morris International, Inc.	257,934	24,266,431

		49,611,821

CONSUMER DISCRETIONARY–5.7%
AUTOMOBILE COMPONENTS–1.6%
Aptiv PLC(a)	69,380	6,224,774
BorgWarner, Inc.	208,950	7,490,857

		13,715,631

DISTRIBUTORS–1.5%
LKQ Corp.	259,785	12,415,125

HOUSEHOLD DURABLES–0.5%
DR Horton, Inc.	29,779	4,525,813

SPECIALTY RETAIL–2.1%
Lowe’s Cos., Inc.	14,569	3,242,331
Ross Stores, Inc.	107,924	14,935,602

		18,177,933

		48,834,502

COMMUNICATION SERVICES–5.5%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.9%
Comcast Corp.–Class A	372,828	$16,348,508

ENTERTAINMENT–1.4%
Electronic Arts, Inc.	86,520	11,836,801

INTERACTIVE MEDIA & SERVICES–2.2%
Alphabet, Inc.–Class C(a)	133,455	18,807,813

		46,993,122

MATERIALS–2.4%
CHEMICALS–1.6%
LyondellBasell Industries NV–Class A	51,935	4,937,980
PPG Industries, Inc.	59,354	8,876,390

		13,814,370

METALS & MINING–0.8%
BHP Group Ltd. (Sponsored ADR)(b)	96,599	6,598,678

		20,413,048

REAL ESTATE–2.3%
SPECIALIZED REITs–2.3%
Public Storage	18,310	5,584,550
Weyerhaeuser Co.	403,701	14,036,684

		19,621,234

Total Common Stocks (cost $655,317,620)		819,175,548

SHORT-TERM INVESTMENTS–4.7%
INVESTMENT COMPANIES–4.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(c)(d)(e) (cost $39,969,912)	39,969,912	39,969,912

Total Investments Before Security Lending Collateral for Securities Loaned–100.1% (cost $695,287,532)		859,145,460

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.9%
INVESTMENT COMPANIES–1.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(c)(d)(e) (cost $16,533,262)	16,533,262	16,533,262

7

RELATIVE VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	U.S. $ Value

TOTAL INVESTMENTS–102.0% (cost $711,820,794)	$875,678,722
Other assets less liabilities–(2.0)%	(16,928,759)

NET ASSETS–100.0%	$858,749,963

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

8

RELATIVE VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2023	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $655,317,620)	$819,175,548	(a)
Affiliated issuers (cost $56,503,174—including investment of cash collateral for securities loaned of $16,533,262)	56,503,174
Cash	30,023
Unaffiliated dividends receivable	1,733,928
Affiliated dividends receivable	166,232
Receivable for capital stock sold	154,883
Receivable due from Adviser	5,586

Total assets	877,769,374

LIABILITIES
Payable for collateral received on securities loaned	16,533,262
Payable for capital stock redeemed	973,838
Payable for investment securities purchased	576,936
Advisory fee payable	393,121
Distribution fee payable	142,523
Administrative fee payable	22,666
Transfer Agent fee payable	150
Accrued expenses and other liabilities	376,915

Total liabilities	19,019,411

NET ASSETS	$858,749,963

COMPOSITION OF NET ASSETS
Capital stock, at par	$29,690
Additional paid-in capital	655,875,947
Distributable earnings	202,844,326

NET ASSETS	$858,749,963

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$174,389,442	5,911,961	$29.50

B	$684,360,521	23,777,786	$28.78

(a)	Includes securities on loan with a value of $26,901,186 (see Note E).

See notes to financial statements.

9

RELATIVE VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2023	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $178,220)	$16,516,595
Affiliated issuers	2,054,345
Interest	603
Securities lending income	20,448
Other income	408

18,592,399

EXPENSES
Advisory fee (see Note B)	4,546,236
Distribution fee—Class B	1,663,488
Transfer agency—Class A	1,953
Transfer agency—Class B	8,045
Printing	120,321
Administrative	94,860
Custody and accounting	81,707
Legal	78,963
Audit and tax	46,437
Directors’ fees	27,136
Miscellaneous	30,827

Total expenses	6,699,973
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(50,347)

Net expenses	6,649,626

Net investment income	11,942,773

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	33,533,788
Net change in unrealized appreciation (depreciation) of investments	47,309,060

Net gain on investment transactions	80,842,848

NET INCREASE IN NET ASSETS FROM OPERATIONS	$92,785,621

See notes to financial statements.

10

RELATIVE VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,942,773	$10,958,513
Net realized gain on investment transactions	33,533,788	64,196,924
Net change in unrealized appreciation (depreciation) of investments	47,309,060	(115,477,318)

Net increase (decrease) in net assets from operations	92,785,621	(40,321,881)
Distributions to Shareholders
Class A	(15,270,443)	(27,285,764)
Class B	(62,328,817)	(119,514,169)
CAPITAL STOCK TRANSACTIONS
Net increase	8,728,514	99,205,085

Total increase (decrease)	23,914,875	(87,916,729)
NET ASSETS
Beginning of period	834,835,088	922,751,817

End of period	$858,749,963	$834,835,088

See notes to financial statements.

11

RELATIVE VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2023	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Relative Value Portfolio (the “Portfolio”) (formerly known as AB Growth and Income Portfolio) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

12

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2023:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$819,175,548		$–0	–	$–0	–	$819,175,548
Short-Term Investments	39,969,912		–0	–	–0	–	39,969,912
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	16,533,262		–0	–	–0	–	16,533,262

Total Investments in Securities	875,678,722		–0	–	–0	–	875,678,722
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$875,678,722		$–0	–	$–0	–	$875,678,722

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

13

RELATIVE VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2023, the reimbursement for such services amounted to $94,860.

14

AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,800 for the year ended December 31, 2023.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2023, such waiver amounted to $48,119.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2023 is as follows:

Portfolio	Market Value 12/31/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$45,583		$332,593	$338,206	$39,970	$2,054
Government Money Market Portfolio*	–0	–	123,396	106,863	16,533	8

Total					$56,503	$2,062

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$552,401,816		$609,540,632
U.S. government securities	–0	–	–0	–

15

RELATIVE VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$717,093,614

Gross unrealized appreciation	$166,992,414
Gross unrealized depreciation	(8,407,306)

Net unrealized appreciation	$158,585,108

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2023.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

16

AB Variable Products Series Fund

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$26,901,186	$16,533,262	$10,893,868	$12,197	$8,251	$2,228

*	As of December 31, 2023.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Class A
Shares sold	958,264	726,184	$27,676,936	$22,884,961
Shares issued in reinvestment of dividends and distributions	545,958	968,955	15,270,443	27,285,764
Shares redeemed	(1,028,628)	(879,980)	(29,725,520)	(28,582,107)

Net increase	475,594	815,159	$13,221,859	$21,588,618

Class B
Shares sold	1,489,635	2,020,177	$42,230,544	$62,982,072
Shares issued on reinvestment of dividends and distributions	2,281,435	4,336,508	62,328,817	119,514,169
Shares redeemed	(3,874,936)	(3,311,067)	(109,052,706)	(104,879,774)

Net increase (decrease)	(103,866)	3,045,618	$(4,493,345)	$77,616,467

At December 31, 2023, certain shareholders of the Portfolio owned 47% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

LIBOR Replacement Risk—The Portfolio may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar

17

RELATIVE VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2023.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$10,958,671	$21,194,171
Net long-term capital gains	66,640,589	125,605,762

Total taxable distributions paid	$77,599,260	$146,799,933

As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,941,059
Undistributed capital gains	32,318,159
Unrealized appreciation (depreciation)	158,585,108	(a)

Total accumulated earnings (deficit)	$202,844,326

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2023, the Portfolio did not have any capital loss carryforwards.

18

AB Variable Products Series Fund

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

RELATIVE VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$29.00	$36.83	$28.97	$30.30	$27.78

Income From Investment Operations
Net investment income(a)(b)	.47	.48	.38	.40	.43
Net realized and unrealized gain (loss) on investment transactions	2.86	(2.21)	7.76	.13	5.84

Net increase (decrease) in net asset value from operations	3.33	(1.73)	8.14	.53	6.27

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.49)	(.28)	(.42)	(.39)
Distributions from net realized gain on investment transactions	(2.38)	(5.61)	–0	–	(1.44)	(3.36)

Total dividends and distributions	(2.83)	(6.10)	(.28)	(1.86)	(3.75)

Net asset value, end of period	$29.50	$29.00	$36.83	$28.97	$30.30

Total Return
Total investment return based on net asset value(c)*	12.03%	(4.19)%	28.15%	2.72%	23.91%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$174,389	$157,648	$170,190	$143,269	$155,765
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.60%	.59%	.59%	.61%	.61%
Expenses, before waivers/reimbursements(d)‡	.61%	.59%	.59%	.62%	.62%
Net investment income(b)	1.65%	1.50%	1.13%	1.53%	1.43%
Portfolio turnover rate	70%	66%	51%	54%	66%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.01%	.01%

See footnote summary on page 21.

20

RELATIVE VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$28.36	$36.12	$28.43	$29.76	$27.34

Income From Investment Operations
Net investment income(a)(b)	.39	.39	.29	.33	.35
Net realized and unrealized gain (loss) on investment transactions	2.79	(2.16)	7.61	.13	5.74

Net increase (decrease) in net asset value from operations	3.18	(1.77)	7.90	.46	6.09

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.38)	(.21)	(.35)	(.31)
Distributions from net realized gain on investment transactions	(2.38)	(5.61)	–0	–	(1.44)	(3.36)

Total dividends and distributions	(2.76)	(5.99)	(.21)	(1.79)	(3.67)

Net asset value, end of period	$28.78	$28.36	$36.12	$28.43	$29.76

Total Return
Total investment return based on net asset value(c)*	11.72%	(4.42)%	27.84%	2.47%	23.61%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$684,361	$677,187	$752,562	$868,715	$922,603
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.85%	.84%	.84%	.86%	.86%
Expenses, before waivers/reimbursements(d)‡	.86%	.84%	.85%	.87%	.87%
Net investment income(b)	1.40%	1.25%	.87%	1.28%	1.18%
Portfolio turnover rate	70%	66%	51%	54%	66%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.01%	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2023, December 31, 2020 and December 31, 2019, such waiver amounted to .01%, .01% and .01%, respectively.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2019 by .15%.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Relative Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Relative Value Portfolio (formerly known as AB Growth and Income Portfolio) (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2024

22

2023 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2023. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. The Portfolio designates $66,640,589 of dividends paid as long-term capital gain dividends.

23

RELATIVE VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS
Frank V. Caruso(2)*, Vice President John H. Fogarty(2), Vice President Vinay Thapar(2), Vice President Christopher Kotowicz(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Congress Street Suite 1 Boston, MA 02114	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 1000

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Relative Value Investment Team. Messrs. Caruso, Fogarty, Thapar and Kotowicz are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

*	Mr. Caruso is expected to retire from the Adviser effective March 31, 2024.

24

RELATIVE VALUE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors and the Advisory Board member is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 48 (2021)	Senior Vice President of the Adviser, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	82	None

INDEPENDENT DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2008)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

25

RELATIVE VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017-2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,## 80 (2005)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

27

RELATIVE VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Marshall C. Turner, Jr.## 82 (2005)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

ADVISORY BOARD MEMBER

Emilie D. Wrapp,# 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023—June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

*

The address for each of the Fund’s Directors and the Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors or the Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, because of her former role with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

28

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Frank V. Caruso# 67	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Chief Investment Officer—US Growth Equities.

John H. Fogarty 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Co-Chief Investment Officer—US Growth Equites.

Vinay Thapar 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Co-Chief Investment Officer—US Growth Equities.

Christopher Kotowicz 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially similar capacity to his current position, including as a research analyst, since prior to 2019.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

#	Mr. Caruso is expected to retire from the Adviser effective March 31, 2024.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

29

RELATIVE VALUE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

30

RELATIVE VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Relative Value Portfolio (formerly AB Growth and Income Portfolio) (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

31

RELATIVE VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

32

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

33

VPS-RV-0151-1223

DEC 12.31.23

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	AB SMALL CAP GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 15, 2024

The following is an update of AB Variable Products Series Fund—Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2023.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio invests, at times, in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared with its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2023.

All share classes of the Portfolio underperformed the benchmark for the annual period. Security selection detracted from performance, relative to the benchmark. Security selection within the financials and health care sectors detracted the most, while selection within technology and industrials contributed. Sector selection was positive, as underweights to utilities and health care added to gains and offset losses from an underweight to consumer staples and an overweight to energy.

The Portfolio did not use derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended December 31, 2023. Early in the period, aggressive central bank tightening—led by the US Federal Reserve—pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Portfolio continues to be built from the bottom up, with an emphasis on companies that can deliver fundamental outperformance. The Portfolio remains overweight in secular growth companies that have unique drivers or company-specific initiatives to support their future earnings growth, regardless of the macro backdrop. At the end of the reporting period, technology reflected the Portfolio’s largest overweight, with health care the largest underweight.

1

SMALL CAP GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of small-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk: The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2023 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Small Cap Growth Portfolio Class A2	18.02%	10.57%	8.53%

Small Cap Growth Portfolio Class B2	17.72%	10.29%	8.26%

Russell 2000 Growth Index	18.66%	9.22%	7.16%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2023, by 0.02%, respectively.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.22% and 1.47% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 0.90% and 1.15% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2013 TO 12/31/2023 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Small Cap Growth Portfolio Class A shares (from 12/31/2013 to 12/31/2023) as compared with the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

SMALL CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,014.20	$4.57	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%

Class B
Actual	$1,000	$1,012.70	$5.83	1.15%
Hypothetical**	$1,000	$1,019.41	$5.85	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

4

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2023 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Fabrinet	$1,172,623	2.1%
SPS Commerce, Inc.	1,132,801	2.0
Onto Innovation, Inc.	1,107,302	1.9
MACOM Technology Solutions Holdings, Inc.	1,101,086	1.9
Altair Engineering, Inc.—Class A	1,051,707	1.8
Freshworks, Inc.—Class A	1,000,815	1.8
Comfort Systems USA, Inc.	904,331	1.6
Universal Display Corp.	849,959	1.5
NEXTracker, Inc.—Class A	824,326	1.4
Leonardo DRS, Inc.	813,664	1.4

	$9,958,614	17.4%

SECTOR BREAKDOWN2

December 31, 2023 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$15,071,699	26.1%
Health Care	12,683,565	22.0
Industrials	10,008,392	17.3
Consumer Discretionary	8,444,683	14.6
Financials	5,351,623	9.3
Consumer Staples	2,537,123	4.4
Energy	1,920,590	3.3
Materials	682,144	1.2
Short-Term Investments	1,030,554	1.8

Total Investments	$57,730,373	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2023	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.3%

INFORMATION TECHNOLOGY–26.4%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–4.8%
Allegro MicroSystems, Inc.(a)	6,084	$184,163
Fabrinet(a)	6,161	1,172,623
Littelfuse, Inc.	1,844	493,380
Novanta, Inc.(a)	4,574	770,307
Shoals Technologies Group, Inc.–Class A(a)	6,407	99,565

		2,720,038

IT SERVICES–1.3%
Fastly, Inc.–Class A(a)	40,830	726,774

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.2%
Lattice Semiconductor Corp.(a)	7,085	488,794
MACOM Technology Solutions Holdings, Inc.(a)	11,846	1,101,086
Onto Innovation, Inc.(a)	7,242	1,107,302
Universal Display Corp.	4,444	849,959

		3,547,141

SOFTWARE–12.8%
Altair Engineering, Inc.– Class A(a)	12,498	1,051,707
Braze, Inc.–Class A(a)	13,573	721,134
Clearwater Analytics Holdings, Inc.–Class A(a)	24,815	497,045
Five9, Inc.(a)	9,725	765,260
Freshworks, Inc.–Class A(a)	42,606	1,000,815
Instructure Holdings, Inc.(a)	15,316	413,685
Manhattan Associates, Inc.(a)	2,316	498,681
Monday.com Ltd.(a)	3,614	678,745
Smartsheet, Inc.–Class A(a)	11,892	568,675
SPS Commerce, Inc.(a)	5,844	1,132,801

		7,328,548

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.3%
ACV Auctions, Inc.–Class A(a)	49,452	749,198

		15,071,699

HEALTH CARE–22.2%
BIOTECHNOLOGY–13.3%
Akero Therapeutics, Inc.(a)	7,761	181,219
Ascendis Pharma A/S (ADR)(a)	2,928	368,782
Blueprint Medicines Corp.(a)	6,596	608,415
Bridgebio Pharma, Inc.(a)	12,821	517,584
Disc Medicine, Inc.(a)	3,070	177,323
Halozyme Therapeutics, Inc.(a)	13,662	504,948
Insmed, Inc.(a)	15,479	479,694
Intellia Therapeutics, Inc.(a)	7,711	235,108
Karuna Therapeutics, Inc.(a)	901	285,175
Legend Biotech Corp. (ADR)(a)	5,760	346,579
Madrigal Pharmaceuticals, Inc.(a)(b)	1,691	391,264

Company	Shares	U.S. $ Value

MoonLake Immunotherapeutics(a)	4,528	$273,446
Natera, Inc.(a)	12,679	794,213
RayzeBio, Inc.(a)	5,678	353,001
Ultragenyx Pharmaceutical, Inc.(a)	6,229	297,871
Vaxcyte, Inc.(a)	9,581	601,687
Viking Therapeutics, Inc.(a)	18,192	338,553
Vir Biotechnology, Inc.(a)	13,256	133,355
Viridian Therapeutics, Inc.(a)	14,794	322,213
Xenon Pharmaceuticals, Inc.(a)	8,196	377,508

		7,587,938

HEALTH CARE EQUIPMENT & SUPPLIES–3.2%
AtriCure, Inc.(a)	16,137	575,930
iRhythm Technologies, Inc.(a)	6,459	691,371
Lantheus Holdings, Inc.(a)	9,132	566,184

		1,833,485

HEALTH CARE PROVIDERS & SERVICES–3.4%
Guardant Health, Inc.(a)	17,547	474,646
Inari Medical, Inc.(a)	11,525	748,203
PROCEPT BioRobotics Corp.(a)	17,605	737,826

		1,960,675

LIFE SCIENCES TOOLS & SERVICES–1.2%
Quanterix Corp.(a)	4,541	124,151
Repligen Corp.(a)	2,947	529,871

		654,022

PHARMACEUTICALS–1.1%
Intra-Cellular Therapies, Inc.(a)	9,040	647,445

		12,683,565

INDUSTRIALS–17.5%
AEROSPACE & DEFENSE–3.9%
Curtiss-Wright Corp.	2,979	663,692
Hexcel Corp.	10,171	750,111
Leonardo DRS, Inc.(a)	40,602	813,664

		2,227,467

BUILDING PRODUCTS–1.3%
AZEK Co., Inc. (The)(a)	20,185	772,076

COMMERCIAL SERVICES & SUPPLIES–1.2%
Tetra Tech, Inc.	4,292	716,463

CONSTRUCTION & ENGINEERING–1.6%
Comfort Systems USA, Inc.	4,397	904,331

ELECTRICAL EQUIPMENT–1.4%
NEXTracker, Inc.–Class A(a)(b)	17,595	824,326

GROUND TRANSPORTATION–2.2%
Saia, Inc.(a)	1,354	593,350
XPO, Inc.(a)	7,429	650,706

		1,244,056

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MACHINERY–3.6%
Esab Corp.	8,958	$775,942
ITT, Inc.	6,480	773,193
SPX Technologies, Inc.(a)	4,770	481,818

		2,030,953

PROFESSIONAL SERVICES–1.1%
FTI Consulting, Inc.(a)	3,124	622,145

TRADING COMPANIES & DISTRIBUTORS–1.2%
SiteOne Landscape Supply, Inc.(a)	4,102	666,575

		10,008,392

CONSUMER DISCRETIONARY–14.8%
BROADLINE RETAIL–0.7%
Savers Value Village, Inc.(a)	21,328	370,681

DIVERSIFIED CONSUMER SERVICES–0.4%
European Wax Center, Inc.–Class A(a)	18,728	254,513

HOTELS, RESTAURANTS & LEISURE–5.0%
Cava Group, Inc.(a)(b)	9,100	391,118
Hilton Grand Vacations, Inc.(a)	16,690	670,604
Life Time Group Holdings, Inc.(a)	33,828	510,127
Texas Roadhouse, Inc.	5,944	726,535
Wingstop, Inc.	2,181	559,601

		2,857,985

HOUSEHOLD DURABLES–3.7%
Meritage Homes Corp.	4,496	783,203
SharkNinja, Inc.	12,440	636,555
Skyline Champion Corp.(a)	9,547	708,960

		2,128,718

SPECIALTY RETAIL–5.0%
Boot Barn Holdings, Inc.(a)	8,581	658,678
Five Below, Inc.(a)	3,752	799,776
Lithia Motors, Inc.	2,341	770,844
Wayfair, Inc.–Class A(a)	9,781	603,488

		2,832,786

		8,444,683

FINANCIALS–9.4%
CAPITAL MARKETS–4.0%
Houlihan Lokey, Inc.	6,153	737,806
P10, Inc.–Class A	21,373	218,432
StepStone Group, Inc.–Class A	21,513	684,759
Stifel Financial Corp.	8,830	610,595

		2,251,592

FINANCIAL SERVICES–2.1%
Flywire Corp.(a)	24,598	569,443
Shift4 Payments, Inc.– Class A(a)(b)	8,529	634,046

		1,203,489

Company	Shares	U.S. $ Value

INSURANCE–3.3%
Hamilton Insurance Group Ltd.–Class B(a)	16,600	$248,170
Kinsale Capital Group, Inc.	1,467	491,313
RLI Corp.	5,095	678,246
Ryan Specialty Holdings, Inc.(a)	11,130	478,813

		1,896,542

		5,351,623

CONSUMER STAPLES–4.4%
CONSUMER STAPLES DISTRIBUTION & RETAIL–2.3%
Chefs’ Warehouse, Inc. (The)(a)	23,991	706,055
Grocery Outlet Holding Corp.(a)	22,918	617,869

		1,323,924

FOOD PRODUCTS–1.2%
Freshpet, Inc.(a)	8,227	713,775

PERSONAL CARE PRODUCTS–0.9%
BellRing Brands, Inc.(a)	9,010	499,424

		2,537,123

ENERGY–3.4%
ENERGY EQUIPMENT & SERVICES–2.1%
ChampionX Corp.	24,870	726,453
TechnipFMC PLC	21,664	436,313

		1,162,766

OIL, GAS & CONSUMABLE FUELS–1.3%
Permian Resources Corp.	30,371	413,045
Southwestern Energy Co.(a)	52,638	344,779

		757,824

		1,920,590

MATERIALS–1.2%
CHEMICALS–1.2%
Element Solutions, Inc.	29,479	682,144

Total Common Stocks (cost $45,497,391)		56,699,819

SHORT-TERM INVESTMENTS–1.8%
INVESTMENT COMPANIES–1.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(c)(d)(e) (cost $1,030,554)	1,030,554	1,030,554

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–101.1% (cost $46,527,945)		57,730,373

7

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.7%
INVESTMENT COMPANIES–0.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(c)(d)(e) (cost $412,162)	412,162	$412,162

TOTAL INVESTMENTS–101.8% (cost $46,940,107)		58,142,535
Other assets less liabilities–(1.8)%		(1,015,122)

NET ASSETS–100.0%		$57,127,413

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2023	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $45,497,391)	$56,699,819	(a)
Affiliated issuers (cost $1,442,716—including investment of cash collateral for securities loaned of $412,162)	1,442,716
Cash	21
Receivable due from Adviser	23,244
Receivable for investment securities sold	9,012
Affiliated dividends receivable	5,200
Receivable for capital stock sold	4,227
Unaffiliated dividends receivable	1,483

Total assets	58,185,722

LIABILITIES
Payable for collateral received on securities loaned	412,162
Payable for investment securities purchased	268,311
Payable for capital stock redeemed	141,017
Custody and accounting fees payable	109,135
Advisory fee payable	35,189
Administrative fee payable	23,922
Distribution fee payable	7,685
Transfer Agent fee payable	150
Accrued expenses	60,738

Total liabilities	1,058,309

NET ASSETS	$57,127,413

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,539
Additional paid-in capital	57,581,292
Accumulated loss	(460,418)

NET ASSETS	$57,127,413

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$19,464,776	1,812,987	$10.74

B	$37,662,637	4,725,802	$7.97

(a)	Includes securities on loan with a value of $2,189,863 (see Note E).

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2023	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$209,755
Affiliated issuers	62,426
Securities lending income	5,072

277,253

EXPENSES
Advisory fee (see Note B)	397,712
Distribution fee—Class B	87,012
Transfer agency—Class A	1,461
Transfer agency—Class B	2,790
Administrative	95,711
Custody and accounting	66,119
Audit and tax	44,100
Legal	33,080
Printing	24,924
Directors’ fees	17,476
Miscellaneous	9,328

Total expenses	779,713
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(216,992)

Net expenses	562,721

Net investment loss	(285,468)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(805,999)
Net change in unrealized appreciation (depreciation) of investments	9,867,204

Net gain on investment transactions	9,061,205

Contributions from Affiliates (see Note B)	90

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,775,827

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(285,468)	$(332,729)
Net realized loss on investment transactions	(805,999)	(9,386,634)
Net change in unrealized appreciation (depreciation) of investments	9,867,204	(23,397,350)
Contributions from Affiliates (see Note B)	90	–0	–

Net increase (decrease) in net assets from operations	8,775,827	(33,116,713)
Distributions to Shareholders
Class A	–0	–	(8,363,912)
Class B	–0	–	(17,518,976)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(1,352,135)	22,329,390

Total increase (decrease)	7,423,692	(36,670,211)
NET ASSETS
Beginning of period	49,703,721	86,373,932

End of period	$57,127,413	$49,703,721

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2023	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are

12

AB Variable Products Series Fund

not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2023:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$56,699,819		$–0	–	$–0	–	$56,699,819
Short-Term Investments	1,030,554		–0	–	–0	–	1,030,554
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	412,162		–0	–	–0	–	412,162

Total Investments in Securities	58,142,535		–0	–	–0	–	58,142,535
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$58,142,535		$–0	–	$–0	–	$58,142,535

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .90% and 1.15% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2023, such

14

AB Variable Products Series Fund

reimbursements/waivers amounted to $215,447. This fee waiver and/or expense reimbursement agreement extends through May 1, 2024 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2023, the reimbursement for such services amounted to $95,711.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,800 for the year ended December 31, 2023.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2023, such waiver amounted to $1,454.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2023 is as follows:

Portfolio	Market Value 12/31/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$707		$16,875	$16,551	$1,031	$62
Government Money Market Portfolio*	–0	–	4,800	4,388	412	3

Total					$1,443	$65

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended December 31, 2023, the Adviser reimbursed the Portfolio $90 for trading losses incurred due to a trade entry error.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$35,951,560		$37,464,401
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$49,159,223

Gross unrealized appreciation	$13,430,135
Gross unrealized depreciation	(4,446,823)

Net unrealized appreciation	$8,983,312

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2023.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money

16

AB Variable Products Series Fund

Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$2,189,863	$412,162	$1,861,598	$2,497	$2,575	$91

*	As of December 31, 2023.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2023		Year Ended December 31, 2022	Year Ended December 31, 2023		Year Ended December 31, 2022
Class A
Shares sold	240,943		108,682	$2,405,631		$1,527,332
Shares issued in reinvestment of distributions	–0	–	801,909	–0	–	8,363,912
Shares redeemed	(320,406)		(303,311)	(3,234,270)		(4,515,651)

Net increase (decrease)	(79,463)		607,280	$(828,639)		$5,375,593

Class B
Shares sold	885,610		977,425	$6,484,511		$10,088,393
Shares issued on reinvestment of distributions	–0	–	2,254,695	–0	–	17,518,976
Shares redeemed	(960,393)		(964,903)	(7,008,007)		(10,653,572)

Net increase (decrease)	(74,783)		2,267,217	$(523,496)		$16,953,797

At December 31, 2023, certain shareholders of the Portfolio owned 51% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk—The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

17

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

LIBOR Replacement Risk—The Portfolio may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2023.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$–0	–	$3,792,639
Net long-term capital gains	–0	–	22,090,249

Total taxable distributions paid	$–0	–	$25,882,888

18

AB Variable Products Series Fund

As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(9,449,305	)(a)
Unrealized appreciation (depreciation)	8,988,887	(b)

Total accumulated earnings (deficit)	$(460,418)

(a)	As of December 31, 2023, the Portfolio had a net capital loss carryforward of $9,449,305.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2023, the Portfolio had a net short-term capital loss carryforward of $6,917,184 and a net long-term capital loss carryforward of $2,532,121, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss and contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 9.10	$25.13	$28.76	$19.92	$16.58

Income From Investment Operations
Net investment loss(a)(b)	(.04)	(.06)	(.20)	(.13)	(.08)
Net realized and unrealized gain (loss) on investment transactions	1.68	(8.86)	2.87	10.49	6.02
Contributions from Affiliates	.00	(c)	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.64	(8.92)	2.67	10.36	5.94

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(7.11)	(6.30)	(1.52)	(2.60)

Net asset value, end of period	$10.74	$ 9.10	$25.13	$28.76	$19.92

Total Return
Total investment return based on net asset value(d)*	18.02%	(39.09)%	9.46%	53.98%	36.40%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,464	$17,213	$32,295	$34,314	$27,167
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.90%	.90%	.91%	.90%	.90%
Expenses, before waivers/reimbursements(e)	1.31%	1.22%	1.08%	1.09%	1.16%
Net investment loss(b)	(.38)%	(.42)%	(.71)%	(.60)%	(.39)%
Portfolio turnover rate	69%	67%	67%	103%	69%

See footnote summary on page 21.

20

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 6.77	$21.35	$25.36	$17.75	$15.03

Income From Investment Operations
Net investment loss(a)(b)	(.05)	(.07)	(.24)	(.16)	(.11)
Net realized and unrealized gain (loss) on investment transactions	1.25	(7.40)	2.53	9.29	5.43
Contributions from Affiliates	.00	(c)	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.20	(7.47)	2.29	9.13	5.32

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(7.11)	(6.30)	(1.52)	(2.60)

Net asset value, end of period	$ 7.97	$ 6.77	$21.35	$25.36	$17.75

Total Return
Total investment return based on net asset value(d)*	17.72%	(39.26)%	9.20%	53.64%	36.01%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,663	$32,491	$54,079	$84,816	$50,978
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses, before waivers/reimbursements(e)	1.56%	1.47%	1.31%	1.33%	1.42%
Net investment loss(b)	(.62)%	(.67)%	(.96)%	(.84)%	(.64)%
Portfolio turnover rate	69%	67%	67%	103%	69%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended December 31,
	2023	2022	2021	2020	2019
Class A
Net of waivers/reimbursements	.90%	.90%	.90%	.90%	.90%
Before waivers/reimbursements	1.31%	1.22%	1.07%	1.09%	1.16%
Class B
Net of waivers/reimbursements	1.15%	1.15%	1.15%	1.15%	1.15%
Before waivers/reimbursements	1.56%	1.47%	1.31%	1.33%	1.42%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2023 and December 31, 2021 by .02% and .03%, respectively.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Small Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small Cap Growth Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2024

22

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS
Esteban Gomez(2), Vice President Samantha S. Lau(2), Vice President Heather Pavlak(2), Vice President Wen-Tse Tseng(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Messrs. Gomez and Tseng, and Mses. Lau and Pavlak are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

SMALL CAP GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors and Advisory Board member is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 48 (2021)	Senior Vice President of the Adviser**, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	82	None

DISINTERESTED DIRECTORS

Garry L. Moody## Chairman of the Board 71 (2008)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017-2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,## 80 (2005)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

25

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.## 82 (2005)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

ADVISORY BOARD MEMBER

Emilie D. Wrapp,# 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023–June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

*

The address for each of the Fund’s disinterested Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors or Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former role with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

27

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Esteban Gomez 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially similar capacity since prior to 2019.

Samantha S. Lau 51	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2019. She is also Chief Investment Officer of Small and SMID Cap Growth Equities.

Heather Pavlak 40	Vice President	Senior Vice President of the Adviser**, with which she has been associated since 2019.

Wen-Tse Tseng 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www. abfunds.com, for a free prospectus or SAI.

28

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

29

SMALL CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

30

AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the median and discussed with the Adviser the reasons it was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

31

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was close to a median. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

32

VPS-SCG- 0151-1223

DEC  12.31.23

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	AB SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2024

The following is an update of AB Variable Products Series Fund—Sustainable Global Thematic Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2023.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies whose business activities the Adviser believes position the company to benefit from certain sustainable investment themes that align with one or more of the United Nations Sustainable Development Goals (“SDGs”). These themes principally include the advancement of climate, health and empowerment. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of issuers located throughout the world that satisfy the Portfolio’s sustainable thematic criteria. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Portfolio invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, securities of companies worldwide that fit into sustainable investment themes. First, the Adviser identifies through its “top-down” process the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s risks, including those related to environmental, social and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply-chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors, the Portfolio will not invest in companies that derive revenue from direct involvement in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons or tobacco.

The Adviser considers a large universe of companies worldwide for investment. The Portfolio typically invests primarily in mid- to large-capitalization companies and invests, to a lesser degree, in small-capitalization companies.

The Portfolio invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed- and emerging-market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

Currency exposures can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser may seek to hedge the currency exposure resulting from a securities position when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. Decisions regarding portfolio investments and whether to hedge currency exposure are evaluated separately by the Adviser. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the one-, five- and 10-year periods ended December 31, 2023.

All share classes of the Portfolio underperformed the benchmark for the 12-month period. Security selection drove underperformance, relative to the benchmark. Security selection within the technology and industrials sectors detracted the most, while selection within health care contributed. Sector allocation was positive. An overweight to technology and an underweight to energy helped offset losses from an overweight to health care and an underweight to communication services. Country selection (a result of bottom-up security analysis driven by fundamental research) was positive; losses from overweights to

1

AB Variable Products Series Fund

Hong Kong and India detracted most but were offset by underweights to China and Canada, which contributed.

The Climate theme consists of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. The Health theme consists of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional well-being. The Empowerment theme consists of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion.

The Portfolio used derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute returns for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended December 31, 2023. Early in the period, aggressive central bank tightening—led by the US Federal Reserve—pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth-and value-oriented stocks rose, but growth significantly outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Portfolio’s exposures remain focused on secular growth themes, particularly those related to providing solutions to some of the world’s largest and most persistent sustainability challenges. This has helped the Portfolio’s Senior Investment Management Team (the “Team”) to identify financially strong companies that the Team believes are less dependent on overall macroeconomic strength for success, leading to more resilient earnings growth. The Team also believes higher quality attributes like lower leverage, durable earnings growth, and profitability, are more likely to hold up well during challenging economic periods. The Portfolio is positioned particularly well in this regard.

2

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk: The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Portfolio may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Portfolio’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”), than would be the case if the Portfolio were invested in a larger number of companies.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2023 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Sustainable Global Thematic Portfolio Class A	16.01%	13.56%	9.60%

Sustainable Global Thematic Portfolio Class B	15.70%	13.27%	9.33%

MSCI ACWI (net)	22.20%	11.72%	7.93%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96% and 1.21% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Portfolio’s total annual operating expense ratios to 0.90% and 1.15% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2013 TO 12/31/2023 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Sustainable Global Thematic Portfolio Class A shares (from 12/31/2013 to 12/31/2023) as compared with the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,036.70	$4.77	0.93%
Hypothetical**	$1,000	$1,020.52	$4.74	0.93%

Class B
Actual	$1,000	$1,035.30	$6.05	1.18%
Hypothetical**	$1,000	$1,019.26	$6.01	1.18%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

6

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2023 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Visa, Inc.—Class A	$5,152,327	3.1%
Microsoft Corp.	5,085,941	3.1
Partners Group Holding AG	4,616,918	2.8
Waste Management, Inc.	4,500,425	2.7
Accenture PLC—Class A	4,090,909	2.5
MSCI, Inc.	4,081,165	2.5
Deutsche Boerse AG	4,036,320	2.5
London Stock Exchange Group PLC	3,946,846	2.4
Flex Ltd.	3,847,006	2.3
Intuit, Inc.	3,755,805	2.3

	$43,113,662	26.2%

SECTOR BREAKDOWN2

December 31, 2023 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$53,258,557	32.6%
Health Care	28,157,535	17.2
Industrials	28,009,087	17.2
Financials	27,594,326	16.9
Consumer Staples	10,493,082	6.4
Consumer Discretionary	8,425,352	5.2
Utilities	4,430,577	2.7
Energy	2,148,346	1.3
Materials	265,859	0.2
Short-Term Investments	535,667	0.3

Total Investments	$163,318,388	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2023 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$110,971,923	67.9%
United Kingdom	8,619,863	5.3
Germany	7,654,215	4.7
Switzerland	7,585,582	4.6
India	5,316,132	3.3
Japan	4,856,199	3.0
Taiwan	3,201,647	2.0
Netherlands	3,174,302	1.9
China	3,006,725	1.8
Hong Kong	2,245,343	1.4
Canada	2,231,039	1.4
Finland	2,148,346	1.3
Norway	1,505,546	0.9
Denmark	265,859	0.2
Short-Term Investments	535,667	0.3

Total Investments	$163,318,388	100.0%

1	The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

8

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2023	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.4%

INFORMATION TECHNOLOGY–32.5%
COMMUNICATIONS EQUIPMENT–1.3%
Calix, Inc.(a)	50,827	$2,220,632

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–5.8%
Flex Ltd.(a)	126,297	3,847,006
Keyence Corp.	4,600	2,021,039
Keysight Technologies, Inc.(a)	22,854	3,635,843

		9,503,888

IT SERVICES–2.5%
Accenture PLC–Class A	11,658	4,090,909

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–10.3%
ASML Holding NV	4,205	3,174,302
Infineon Technologies AG	86,630	3,617,895
NVIDIA Corp.	5,010	2,481,052
NXP Semiconductors NV	10,376	2,383,160
ON Semiconductor Corp.(a)	24,112	2,014,075
Taiwan Semiconductor Manufacturing Co., Ltd.	167,000	3,201,647

		16,872,131

SOFTWARE–12.6%
Adobe, Inc.(a)	6,160	3,675,056
Bentley Systems, Inc.–Class B	38,684	2,018,531
Fair Isaac Corp.(a)	2,848	3,315,101
Intuit, Inc.	6,009	3,755,805
Microsoft Corp.	13,525	5,085,941
Palo Alto Networks, Inc.(a)	9,226	2,720,563

		20,570,997

		53,258,557

HEALTH CARE–17.2%
HEALTH CARE EQUIPMENT & SUPPLIES–5.3%
Alcon, Inc.	37,945	2,968,664
Becton Dickinson & Co.	12,261	2,989,599
STERIS PLC	12,101	2,660,405

		8,618,668

HEALTH CARE PROVIDERS & SERVICES–3.0%
Apollo Hospitals Enterprise Ltd.	40,797	2,796,678
Laboratory Corp. of America Holdings	9,226	2,096,978

		4,893,656

LIFE SCIENCES TOOLS & SERVICES–7.6%
Bio-Rad Laboratories, Inc.–Class A(a)	4,836	1,561,496
Bruker Corp.	25,666	1,885,938
Danaher Corp.	13,826	3,198,507
ICON PLC(a)	12,751	3,609,425
West Pharmaceutical Services, Inc.	6,276	2,209,905

		12,465,271

PHARMACEUTICALS–1.3%
Johnson & Johnson	13,908	$2,179,940

		28,157,535

INDUSTRIALS–17.1%
AEROSPACE & DEFENSE–1.6%
Hexcel Corp.	35,767	2,637,816

COMMERCIAL SERVICES & SUPPLIES–6.6%
Tetra Tech, Inc.	19,823	3,309,053
Veralto Corp.	35,896	2,952,805
Waste Management, Inc.	25,128	4,500,425

		10,762,283

CONSTRUCTION & ENGINEERING–1.4%
WSP Global, Inc.	15,916	2,231,039

MACHINERY–4.3%
Deere & Co.	6,775	2,709,119
SMC Corp.	5,300	2,835,161
TOMRA Systems ASA	124,178	1,505,547

		7,049,827

PROFESSIONAL SERVICES–3.2%
Experian PLC	83,317	3,398,943
RELX PLC (London)	48,626	1,929,179

		5,328,122

		28,009,087

FINANCIALS–16.9%
CAPITAL MARKETS–10.2%
Deutsche Boerse AG	19,600	4,036,320
London Stock Exchange Group PLC	33,388	3,946,846
MSCI, Inc.	7,215	4,081,165
Partners Group Holding AG	3,193	4,616,918

		16,681,249

FINANCIAL SERVICES–3.2%
Visa, Inc.–Class A	19,790	5,152,327

INSURANCE–3.5%
Aflac, Inc.	42,611	3,515,407
AIA Group Ltd.	258,000	2,245,343

		5,760,750

		27,594,326

CONSUMER STAPLES–6.4%
HOUSEHOLD PRODUCTS–1.6%
Procter & Gamble Co. (The)	17,511	2,566,062

PERSONAL CARE PRODUCTS–4.8%
Dabur India Ltd.	376,777	2,519,454
Haleon PLC	650,599	2,663,728
Unilever PLC	56,678	2,743,838

		7,927,020

		10,493,082

CONSUMER DISCRETIONARY–5.1%
AUTOMOBILE COMPONENTS–1.6%
Aptiv PLC(a)	29,664	2,661,454

9

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

AUTOMOBILES–1.8%
BYD Co., Ltd.–Class H	109,000	$3,006,725

HOUSEHOLD DURABLES–1.7%
TopBuild Corp.(a)	7,367	2,757,173

		8,425,352

UTILITIES–2.7%
ELECTRIC UTILITIES–1.7%
NextEra Energy, Inc.	46,893	2,848,281

WATER UTILITIES–1.0%
American Water Works Co., Inc.	11,988	1,582,296

		4,430,577

ENERGY–1.3%
OIL, GAS & CONSUMABLE FUELS–1.3%
Neste Oyj	60,432	2,148,346

MATERIALS–0.2%
CHEMICALS–0.2%
Chr Hansen Holding A/S	3,170	265,859

Total Common Stocks (cost $121,336,290)		162,782,721

SHORT-TERM INVESTMENTS–0.3%
INVESTMENT COMPANIES–0.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(b)(c)(d) (cost $535,667)	535,667	535,667

TOTAL INVESTMENTS–99.7% (cost $121,871,957)		163,318,388
Other assets less liabilities–0.3%		426,925

NET ASSETS–100.0%		$163,745,313

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	CNH	13,387	USD	1,842	01/11/2024	$(37,656)
Bank of America, NA	USD	3,080	CNH	22,379	01/11/2024	62,875
Bank of America, NA	USD	3,939	JPY	581,403	01/12/2024	189,390
Bank of America, NA	NOK	6,605	USD	609	02/16/2024	(41,666)
Barclays Bank PLC	BRL	3,851	USD	795	01/03/2024	2,669
Barclays Bank PLC	USD	783	BRL	3,851	01/03/2024	9,585
Barclays Bank PLC	USD	1,139	SEK	11,865	02/16/2024	39,269
Barclays Bank PLC	INR	198,673	USD	2,376	03/14/2024	(3,957)
Citibank, NA	USD	1,795	KRW	2,418,517	01/18/2024	72,405
Citibank, NA	CHF	2,699	USD	3,056	02/15/2024	(167,201)
Citibank, NA	TWD	19,469	USD	625	02/26/2024	(18,237)
Citibank, NA	HKD	9,960	USD	1,279	03/14/2024	1,308
Morgan Stanley Capital Services, Inc.	BRL	3,851	USD	797	01/03/2024	4,530
Morgan Stanley Capital Services, Inc.	USD	795	BRL	3,851	01/03/2024	(2,669)
Morgan Stanley Capital Services, Inc.	USD	809	EUR	740	01/10/2024	8,368
Morgan Stanley Capital Services, Inc.	GBP	6,515	USD	8,095	01/25/2024	(210,711)
Morgan Stanley Capital Services, Inc.	USD	794	BRL	3,851	02/02/2024	(2,659)
State Street Bank & Trust Co.	EUR	353	USD	378	01/10/2024	(11,866)
State Street Bank & Trust Co.	USD	376	EUR	353	01/10/2024	13,771
State Street Bank & Trust Co.	CNH	2,077	USD	284	01/11/2024	(7,721)
State Street Bank & Trust Co.	USD	492	CNH	3,534	01/11/2024	4,055
State Street Bank & Trust Co.	JPY	129,329	USD	882	01/12/2024	(36,191)
State Street Bank & Trust Co.	USD	395	JPY	57,827	01/12/2024	15,945
State Street Bank & Trust Co.	GBP	511	USD	645	01/25/2024	(6,572)
State Street Bank & Trust Co.	USD	475	ZAR	9,091	02/07/2024	20,674
State Street Bank & Trust Co.	CHF	281	USD	326	02/15/2024	(9,399)

10

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	NOK	4,176	USD	381	02/16/2024	$(30,473)
UBS AG	USD	1,947	CAD	2,680	01/10/2024	76,078
UBS AG	USD	2,471	AUD	3,791	01/25/2024	114,259

						$48,203

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

See notes to financial statements.

11

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2023	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $121,336,290)	$162,782,721
Affiliated issuers (cost $535,667)	535,667
Foreign currencies, at value (cost $653,528)	666,539
Unrealized appreciation on forward currency exchange contracts	635,181
Unaffiliated dividends receivable	231,444
Receivable for investment securities sold	44,328
Receivable due from Advisor	6,946
Affiliated dividends receivable	4,746
Receivable for capital stock sold	2,387

Total assets	164,909,959

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	586,978
Foreign capital gains tax payable	179,830
Custody and accounting fees payable	132,507
Advisory fee payable	102,142
Payable for capital stock redeemed	34,657
Administrative fee payable	23,300
Distribution fee payable	21,961
Transfer Agent fee payable	150
Accrued expenses	83,121

Total liabilities	1,164,646

NET ASSETS	$163,745,313

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,154
Additional paid-in capital	122,293,371
Distributable earnings	41,446,788

NET ASSETS	$163,745,313

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$58,246,685	1,756,219	$33.17

B	$105,498,628	3,397,917	$31.05

See notes to financial statements.

12

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2023	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $147,130)	$1,703,372
Affiliated issuers	224,027
Interest	1,451
Securities lending income	3,510
Other income	67

1,932,427

EXPENSES
Advisory fee (see Note B)	1,171,880
Distribution fee—Class B	253,819
Transfer agency—Class A	2,002
Transfer agency—Class B	3,710
Administrative	94,632
Custody and accounting	82,237
Audit and tax	64,640
Legal	36,592
Printing	26,898
Directors’ fees	18,752
Miscellaneous	17,543

Total expenses	1,772,705
Less: expenses waived and reimbursed by the Adviser (see Note B)	(83,266)

Net expenses	1,689,439

Net investment income	242,988

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	1,275,766
Forward currency exchange contracts	(419,408)
Foreign currency transactions	7,680
Net change in unrealized appreciation (depreciation) of:
Investments(b)	22,763,844
Forward currency exchange contracts	(654,576)
Foreign currency denominated assets and liabilities	21,239

Net gain on investment and foreign currency transactions	22,994,545

NET INCREASE IN NET ASSETS FROM OPERATIONS	$23,237,533

(a)	Net of foreign realized capital gains taxes of $71,136.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $32,256.

See notes to financial statements.

13

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$242,988	$52,469
Net realized gain on investment and foreign currency transactions	864,038	9,249,524
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	22,130,507	(68,416,642)

Net increase (decrease) in net assets from operations	23,237,533	(59,114,649)
Distributions to Shareholders
Class A	(3,403,390)	(5,619,793)
Class B	(6,377,144)	(11,762,309)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(2,769,396)	9,023,323

Total increase (decrease)	10,687,603	(67,473,428)
NET ASSETS
Beginning of period	153,057,710	220,531,138

End of period	$163,745,313	$153,057,710

See notes to financial statements.

14

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2023	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Sustainable Global Thematic Portfolio (the “Portfolio”) (formerly known as AB Global Thematic Growth Portfolio) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

15

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$41,243,674	$12,014,883	$–0	–	$53,258,557
Health Care	22,392,193	5,765,342	–0	–	28,157,535
Industrials	18,340,257	9,668,830	–0	–	28,009,087
Financials	12,748,899	14,845,427	–0	–	27,594,326
Consumer Staples	2,566,062	7,927,020	–0	–	10,493,082

16

AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Consumer Discretionary	$5,418,627		$3,006,725		$–0	–	$8,425,352
Utilities	4,430,577		–0	–	–0	–	4,430,577
Energy	–0	–	2,148,346		–0	–	2,148,346
Materials	–0	–	265,859		–0	–	265,859
Short-Term Investments	535,667		–0	–	–0	–	535,667

Total Investments in Securities	107,675,956		55,642,432	(a)	–0	–	163,318,388
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	635,181		–0	–	635,181
Liabilities:
Forward Currency Exchange Contracts	–0	–	(586,978)		–0	–	(586,978)

Total	$107,675,956		$55,690,635		$–0	–	$163,366,591

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

17

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to .05% on an annual basis of the average net assets for Class A and Class B. For the year ended December 31, 2023, such reimbursements/waivers amounted to $78,128. This fee waiver and/or expense reimbursement agreement extends through May 1, 2024 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2023, the reimbursement for such services amounted to $94,632.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,800 for the year ended December 31, 2023.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2023, such waiver amounted to $5,138.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2023 is as follows:

Portfolio	Market Value 12/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,497	$31,249	$36,210	$536	$224

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of

18

AB Variable Products Series Fund

compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$47,883,025		$55,567,274
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$122,192,479

Gross unrealized appreciation	$44,666,924
Gross unrealized depreciation	(3,557,944)

Net unrealized appreciation	$41,108,980

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2023, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

19

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the year ended December 31, 2023, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$635,181	Unrealized depreciation on forward currency exchange contracts	$586,978

Total		$635,181		$586,978

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(419,408)	$(654,576)

Total		$(419,408)	$(654,576)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2023:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$24,102,617
Average principal amount of sale contracts	$25,435,845

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$252,265	$(79,322)	$–0	–	$–0	–	$172,943
Barclays Bank PLC	51,523	(3,957)	–0	–	–0	–	47,566
Citibank, NA	73,713	(73,713)	–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	12,898	(12,898)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	54,445	(54,445)	–0	–	–0	–	–0	–
UBS	190,337	–0	–	–0	–	–0	–	190,337

Total	$635,181	$(224,335)	$–0	–	$–0	–	$410,846	^

20

AB Variable Products Series Fund

Counterparty	DerivativeLiabilities Subjectto a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$79,322	$(79,322)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	3,957	(3,957)	–0	–	–0	–	–0	–
Citibank, NA	185,438	(73,713)	–0	–	–0	–	111,725
Morgan Stanley Capital Services, Inc.	216,039	(12,898)	–0	–	–0	–	203,141
State Street Bank & Trust Co.	102,222	(54,445)	–0	–	–0	–	47,777

Total	$586,978	$(224,335)	$–0	–	$–0	–	$362,643	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

21

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2023 is as follows:

							Government Money Market Portfolio
Market Value of Securities on Loan*		Cash Collateral*		Market Value of Non-Cash Collateral*		Income from Borrowers	Income Earned		Advisory Fee Waived
$–0	–	$–0	–	$–0	–	$3,510	$–0	–	$–0	–

*	As of December 31, 2023.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Class A
Shares sold	129,672	203,270	$4,084,925	$7,169,402
Shares issued in reinvestment of dividends and distributions	106,924	170,090	3,403,390	5,619,793
Shares redeemed	(207,721)	(176,800)	(6,621,923)	(6,064,541)

Net increase	28,875	196,560	$866,392	$6,724,654

Class B
Shares sold	197,320	342,113	$5,765,234	$11,115,948
Shares issued on reinvestment of dividends and distributions	213,783	378,453	6,377,144	11,762,309
Shares redeemed	(529,397)	(624,992)	(15,778,166)	(20,579,588)

Net increase (decrease)	(118,294)	95,574	$(3,635,788)	$2,298,669

At December 31, 2023, certain shareholders of the Portfolio owned 59% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk—The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Portfolio may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Portfolio’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

22

AB Variable Products Series Fund

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV, than would be the case if the Portfolio were invested in a larger number of companies.

LIBOR Replacement Risk—The Portfolio may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2023.

23

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$186,160	$176,259
Net long-term capital gains	9,594,374	17,205,843

Total taxable distributions paid	$9,780,534	$17,382,102

As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed capital gains	$498,580
Unrealized appreciation (depreciation)	40,948,208	(a)

Total accumulated earnings (deficit)	$41,446,788

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2023, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

24

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$30.42	$46.20	$42.40	$33.52	$27.35

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	.07	(.10)	(.10)	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.68	(12.25)	9.46	12.64	8.00

Net increase (decrease) in net asset value from operations	4.78	(12.18)	9.36	12.54	8.08

Less: Dividends and Distributions
Dividends from net investment income	(.09)	–0	–	–0	–	(.24)	(.13)
Distributions from net realized gain on investment transactions	(1.94)	(3.60)	(5.56)	(3.42)	(1.78)

Total dividends and distributions	(2.03)	(3.60)	(5.56)	(3.66)	(1.91)

Net asset value, end of period	$33.17	$30.42	$46.20	$42.40	$33.52

Total Return
Total investment return based on net asset value(c)	16.01%	(26.98)%	22.87%	39.41%	30.16%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,246	$52,543	$70,723	$58,316	$43,237
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.92%	.90%	.88%	.94%	.99%
Expenses, before waivers/reimbursements(d)‡	.97%	.96%	.93%	1.00%	1.04%
Net investment income (loss)(b)	.32%	.20%	(.22)%	(.29)%	.27%
Portfolio turnover rate	32%	43%	24%	44%	43%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.00%

See footnote summary on page 26.

25

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$28.59	$43.80	$40.54	$32.19	$26.33

Income From Investment Operations
Net investment income (loss)(a)(b)	.02	(.02)	(.20)	(.18)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.39	(11.59)	9.02	12.11	7.68

Net increase (decrease) in net asset value from operations	4.41	(11.61)	8.82	11.93	7.69

Less: Dividends and Distributions
Dividends from net investment income	(.01)	–0	–	–0	–	(.16)	(.05)
Distributions from net realized gain on investment transactions	(1.94)	(3.60)	(5.56)	(3.42)	(1.78)

Total dividends and distributions	(1.95)	(3.60)	(5.56)	(3.58)	(1.83)

Net asset value, end of period	$31.05	$28.59	$43.80	$40.54	$32.19

Total Return
Total investment return based on net asset value(c)	15.70%	(27.17)%	22.57%	39.08%	29.78%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$105,499	$100,515	$149,808	$127,062	$93,645
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.17%	1.15%	1.13%	1.19%	1.24%
Expenses, before waivers/reimbursements(d)‡	1.22%	1.21%	1.18%	1.25%	1.29%
Net investment income (loss)(b)	.07%	(.05)%	(.47)%	(.54)%	.02%
Portfolio turnover rate	32%	43%	24%	44%	43%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.01%	.00%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2020, such waiver amounted to .01%.

See notes to financial statements.

26

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Sustainable Global Thematic Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable Global Thematic Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2024

27

2023 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2023. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. The Portfolio designates $9,594,374 of dividends paid as long-term capital gain dividends.

28

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS
Daniel C. Roarty(2), Vice President Benjamin Ruegsegger(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Congress Street, Suite 1 Boston, MA 02114	One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
501 Commerce Street Nashville, TN 37203	P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Messrs. Roarty and Ruegsegger are the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

29

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors and Advisory Board Member is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 48 (2021)	Senior Vice President of the Adviser**, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	82	None

DISINTERESTED DIRECTORS

Garry L. Moody## Chairman of the Board 71 (2008)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

30

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017–2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014–2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,## 80 (2005)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

31

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

Carol C. McMullen,## 68 (2016)

Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.

		82	None

Marshall C. Turner, Jr.## 82 (2005)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
ADVISORY BOARD MEMBER

Emilie D. Wrapp,# 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023-June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

*

The address for each of the Fund’s disinterested Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors or Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former role with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

33

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Chief Investment Officer of Sustainable Thematic Equities.

Benjamin Ruegsegger 44	Vice President	Senior Vice President and Senior Research Analyst of the Adviser**, with which he has been associated since prior to 2019.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

34

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

35

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Global Thematic Portfolio (formerly AB Global Thematic Growth Portfolio) (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

36

AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and the directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

37

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians, after giving effect to a voluntary waiver by the Adviser. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

38

VPS-SGT-0151-1223

DEC 12.31.23

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	AB SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SUSTAINABLE INTERNATIONAL

THEMATIC PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2024

The following is an update of AB Variable Products Series Fund—Sustainable International Thematic Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2023.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a focused international portfolio of equity securities of companies whose business activities the Adviser believes position the company to benefit from certain sustainable investment themes that align with one or more of the United Nations Sustainable Development Goals (“SDGs”) and thereby are expected to experience growth. These themes principally include the advancement of climate, health and empowerment. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of issuers located outside of the United States that satisfy the Portfolio’s sustainability thematic criteria and in derivative instruments related to such securities. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Portfolio invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, securities of companies worldwide that fit into sustainable investment themes. First, the Adviser identifies through its “top-down” process the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s risks, including those related to environmental, social and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply-chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors, the Portfolio will not invest in companies that derive revenue in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons or tobacco.

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment, but may invest in companies of any size. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed- and emerging-market countries, with the stock selection process determining the geographic distribution of the Portfolio’s investments. The Portfolio also invests in the equity securities of companies located in the United States with exposure to international markets. The Portfolio may sell securities that no longer meet the investment criteria described above.

Currency exposures can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser may seek to hedge the currency exposure resulting from a securities position when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. Decisions regarding portfolio investments and whether to hedge currency exposure are evaluated separately by the Adviser. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices or futures contracts (including futures contracts on individual securities and stock indices). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared with its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex USA (net), and the Morgan Stanley Capital International (“MSCI”) World Index ex USA (net), for the one-, five- and 10-year periods ended December 31, 2023.

1

AB Variable Products Series Fund

All share classes of the Portfolio underperformed the primary benchmark and the MSCI World ex USA Index (net) for the annual period. Overall security selection detracted, relative to the primary benchmark, especially within the technology and utilities sectors. Security selection within health care and consumer discretionary added to gains. Sector allocation contributed, as an overweight to technology and an underweight to communication services helped offset losses from overweights to health care and consumer staples. Country selection (a result of bottom-up security analysis driven by fundamental research) contributed as an overweight to the US and an underweight to China helped offset losses from an underweight to Japan and an overweight to Finland.

The Climate theme consists of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. The Health theme consists of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional well-being. The Empowerment theme consists of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion.

The Portfolio used derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute returns for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended December 31, 2023. Early in the period, aggressive central bank tightening—led by the US Federal Reserve—pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth-and value-oriented stocks rose, but growth significantly outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Portfolio’s exposures remain focused on secular growth themes, particularly those related to providing solutions to some of the world’s largest and most persistent sustainability challenges. This has helped the Portfolio’s Senior Investment Management Team (the “Team”) to identify financially strong companies that the Team believes are less dependent on overall macroeconomic strength for success, leading to more resilient earnings growth. The Team also believes higher quality attributes like lower leverage, durable earnings growth, and profitability, are more likely to hold up well during challenging economic periods. The Portfolio is positioned particularly well in this regard.

2

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. The MSCI World Index ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”), than would be the case if the Portfolio were invested in a larger number of companies.

Sector Risk: The Portfolio may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the technology or financial-services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Portfolio may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Portfolio’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2023 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Sustainable International Thematic Portfolio Class A	12.63%	7.90%	3.95%

Sustainable International Thematic Portfolio Class B	12.35%	7.63%	3.69%

Primary Benchmark: MSCI ACWI ex USA (net)	15.62%	7.08%	3.83%

MSCI World Index ex USA (net)	17.94%	8.45%	4.32%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.60% and 1.85% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Portfolio’s total annual operating expense ratios to 1.54% and 1.79% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2013 TO 12/31/2023 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Sustainable International Thematic Portfolio Class A shares (from 12/31/2013 to 12/31/2023) as compared with the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,028.80	$8.13	1.59%	$8.18	1.60%
Hypothetical**	$1,000	$1,017.19	$8.08	1.59%	$8.13	1.60%

Class B
Actual	$1,000	$1,027.90	$9.41	1.84%	$9.46	1.85%
Hypothetical**	$1,000	$1,015.93	$9.35	1.84%	$9.40	1.85%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.
+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated/unaffiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2023 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Partners Group Holding AG	$1,483,545	3.8%
BYD Co., Ltd.—Class H	1,365,439	3.5
Veralto Corp.	1,217,283	3.1
London Stock Exchange Group PLC	1,160,719	3.0
Accenture PLC—Class A	1,153,441	2.9
Danone SA	1,145,301	2.9
Deutsche Boerse AG	1,102,780	2.8
ICON PLC	1,101,708	2.8
Autoliv, Inc.	1,033,472	2.6
Halma PLC	1,030,392	2.6

	$11,794,080	30.0%

SECTOR BREAKDOWN2

December 31, 2023 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$8,769,955	22.4%
Information Technology	8,238,133	21.0
Health Care	6,659,268	17.0
Industrials	5,660,620	14.5
Consumer Staples	4,798,652	12.2
Consumer Discretionary	2,398,911	6.1
Materials	732,042	1.9
Energy	685,578	1.8
Short-Term Investments	1,229,764	3.1

Total Investments	$39,172,923	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2023 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$9,033,849	23.1%
United Kingdom	4,678,836	11.9
Switzerland	4,568,877	11.7
India	2,875,633	7.3
France	2,744,777	7.0
Germany	2,127,175	5.4
Canada	1,796,153	4.6
Japan	1,587,542	4.1
China	1,365,439	3.5
Finland	1,324,779	3.4
Sweden	1,033,472	2.6
Hong Kong	983,167	2.5
Taiwan	958,577	2.5
Other	2,864,883	7.3
Short-Term Investments	1,229,764	3.1

Total Investments	$39,172,923	100.0%

1	The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 2.4% or less in the following: Denmark, Indonesia, Ireland, Netherlands and Norway. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

8

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2023	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.6%
FINANCIALS–22.3%
BANKS–4.1%
Bank Mandiri Persero Tbk PT	2,103,500	$826,333
HDFC Bank Ltd.	38,359	785,164

		1,611,497

CAPITAL MARKETS–9.5%
Deutsche Boerse AG	5,355	1,102,780
London Stock Exchange Group PLC	9,819	1,160,719
Partners Group Holding AG	1,026	1,483,545

		3,747,044

FINANCIAL SERVICES–2.3%
Edenred SE	14,791	885,163

INSURANCE–6.4%
Aflac, Inc.	12,368	1,020,360
AIA Group Ltd.	78,200	680,565
Beazley PLC	78,657	522,724
Prudential PLC	26,820	302,602

		2,526,251

		8,769,955

INFORMATION TECHNOLOGY–21.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–5.1%
Flex Ltd.(a)	13,583	413,738
Halma PLC	35,438	1,030,392
Keyence Corp.	1,300	571,163

		2,015,293

IT SERVICES–3.0%
Accenture PLC–Class A	3,287	1,153,441

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–11.3%
ASML Holding NV	1,256	948,138
Infineon Technologies AG	24,529	1,024,395
NXP Semiconductors NV	3,426	786,884
STMicroelectronics NV	14,241	714,314
Taiwan Semiconductor Manufacturing Co., Ltd.	50,000	958,577

		4,432,308

SOFTWARE–1.6%
Descartes Systems Group, Inc. (The)(a)	7,579	637,091

		8,238,133

HEALTH CARE–17.0%
HEALTH CARE EQUIPMENT & SUPPLIES–5.4%
Alcon, Inc.	9,983	781,030
ConvaTec Group PLC(b)	147,185	458,023
STERIS PLC	4,049	890,173

		2,129,226

HEALTH CARE PROVIDERS & SERVICES–2.4%
Apollo Hospitals Enterprise Ltd.	13,650	935,722

LIFE SCIENCES TOOLS & SERVICES–6.6%
Danaher Corp.	2,905	672,043
ICON PLC(a)	3,892	1,101,708
Tecan Group AG (REG)	1,993	815,351

		2,589,102

PHARMACEUTICALS–2.6%
Roche Holding AG (Genusschein)	3,458	1,005,218

		6,659,268

INDUSTRIALS–14.4%
COMMERCIAL SERVICES & SUPPLIES–3.1%
Veralto Corp.	14,798	1,217,283

CONSTRUCTION & ENGINEERING–2.0%
WSP Global, Inc.(c)	5,727	802,787

MACHINERY–4.6%
ATS Corp.(a)	8,272	356,275
SMC Corp.	1,900	1,016,379
TOMRA Systems ASA	34,628	419,833

		1,792,487

PROFESSIONAL SERVICES–4.7%
Experian PLC	25,061	1,022,372
RELX PLC (London)	20,812	825,691

		1,848,063

		5,660,620

CONSUMER STAPLES–12.2%
FOOD PRODUCTS–6.7%
Danone SA	17,653	1,145,301
Kerry Group PLC–Class A	6,656	577,736
Marico Ltd.	65,958	433,582
Nestle SA (REG)	4,173	483,734

		2,640,353

PERSONAL CARE PRODUCTS–5.5%
Dabur India Ltd.	107,848	721,164
Haleon PLC	184,611	755,847
Unilever PLC	14,073	681,288

		2,158,299

		4,798,652

CONSUMER DISCRETIONARY–6.1%
AUTOMOBILE COMPONENTS–2.6%
Autoliv, Inc.	9,379	1,033,472

AUTOMOBILES–3.5%
BYD Co., Ltd.–Class H(c)	49,500	1,365,439

		2,398,911

9

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–1.9%
CHEMICALS–0.3%
Chr Hansen Holding A/S	1,107	$92,841

CONTAINERS & PACKAGING–1.6%
Huhtamaki Oyj(c)	15,748	639,201

		732,042

ENERGY–1.7%
OIL, GAS & CONSUMABLE FUELS–1.7%
Neste Oyj	19,285	685,578

Total Common Stocks (cost $30,202,178)		37,943,159

SHORT-TERM INVESTMENTS–3.1%
INVESTMENT COMPANIES–3.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(d)(e)(f) (cost $1,229,764)	1,229,764	1,229,764

Total Investments Before Security Lending Collateral for Securities Loaned–99.7% (cost $31,431,942)		39,172,923

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.7%
INVESTMENT COMPANIES–1.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.27%(d)(e)(f) (cost $673,583)	673,583	673,583

TOTAL INVESTMENTS–101.4% (cost $32,105,525)		39,846,506
Other assets less liabilities–(1.4)%		(568,954)

NET ASSETS–100.0%		$39,277,552

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	2,609	CNH	18,961	01/11/2024	$53,121
Bank of America, NA	USD	4,027	JPY	594,500	01/12/2024	193,656
Bank of America, NA	USD	94	INR	7,864	03/14/2024	155
Barclays Bank PLC	BRL	2,841	USD	587	01/03/2024	1,969
Barclays Bank PLC	USD	578	BRL	2,841	01/03/2024	7,071
Barclays Bank PLC	USD	111	KRW	145,047	01/18/2024	1,059
Barclays Bank PLC	HKD	3,986	USD	511	03/14/2024	(94)
Barclays Bank PLC	INR	74,193	USD	887	03/14/2024	(1,478)
Citibank, NA	KRW	138,363	USD	103	01/18/2024	(3,744)
Citibank, NA	USD	1,224	KRW	1,649,986	01/18/2024	49,397
Citibank, NA	IDR	8,511,440	USD	545	01/25/2024	(8,038)
Citibank, NA	CHF	1,826	USD	2,067	02/15/2024	(113,119)
Citibank, NA	USD	719	TWD	22,393	02/26/2024	20,976
Deutsche Bank AG	CNH	3,257	USD	454	01/11/2024	(3,553)
Deutsche Bank AG	INR	13,541	USD	162	03/14/2024	40
Deutsche Bank AG	USD	511	HKD	3,986	03/14/2024	284
Goldman Sachs Bank USA	KRW	71,084	USD	55	01/18/2024	374
Morgan Stanley Capital Services, Inc.	BRL	2,841	USD	588	01/03/2024	3,342
Morgan Stanley Capital Services, Inc.	USD	587	BRL	2,841	01/03/2024	(1,969)

10

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	95	KRW	124,274	01/18/2024	$1,261
Morgan Stanley Capital Services, Inc.	GBP	2,473	USD	3,073	01/25/2024	(79,983)
Morgan Stanley Capital Services, Inc.	USD	586	BRL	2,841	02/02/2024	(1,962)
Morgan Stanley Capital Services, Inc.	USD	60	INR	5,058	03/14/2024	109
State Street Bank & Trust Co.	CAD	74	USD	54	01/10/2024	(2,041)
State Street Bank & Trust Co.	EUR	441	USD	477	01/10/2024	(10,149)
State Street Bank & Trust Co.	USD	283	CAD	383	01/10/2024	5,721
State Street Bank & Trust Co.	USD	2,009	EUR	1,862	01/10/2024	47,414
State Street Bank & Trust Co.	USD	107	EUR	96	01/10/2024	(658)
State Street Bank & Trust Co.	CNH	4,433	USD	609	01/11/2024	(13,073)
State Street Bank & Trust Co.	JPY	93,376	USD	643	01/12/2024	(19,791)
State Street Bank & Trust Co.	USD	496	JPY	72,716	01/12/2024	20,289
State Street Bank & Trust Co.	ILS	216	USD	54	01/17/2024	(5,729)
State Street Bank & Trust Co.	USD	152	ILS	602	01/17/2024	14,638
State Street Bank & Trust Co.	USD	235	MXN	4,137	01/18/2024	7,667
State Street Bank & Trust Co.	USD	285	SGD	384	01/18/2024	6,445
State Street Bank & Trust Co.	GBP	363	USD	456	01/25/2024	(6,719)
State Street Bank & Trust Co.	USD	179	AUD	269	01/25/2024	4,265
State Street Bank & Trust Co.	USD	466	GBP	370	01/25/2024	5,937
State Street Bank & Trust Co.	USD	95	GBP	74	01/25/2024	(310)
State Street Bank & Trust Co.	USD	258	ZAR	4,946	02/07/2024	11,248
State Street Bank & Trust Co.	CHF	296	USD	342	02/15/2024	(11,318)
State Street Bank & Trust Co.	USD	518	CHF	448	02/15/2024	17,288
State Street Bank & Trust Co.	NOK	2,072	USD	190	02/16/2024	(14,102)
State Street Bank & Trust Co.	USD	746	SEK	7,692	02/16/2024	17,877
UBS AG	USD	867	CAD	1,194	01/10/2024	33,894
UBS AG	USD	1,588	AUD	2,437	01/25/2024	73,450

						$301,117

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2023, the market value of this security amounted to $458,023 or 1.2% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

11

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

REG—Registered Shares

See notes to financial statements.

12

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2023	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $30,202,178)	$37,943,159	(a)
Affiliated issuers (cost $1,903,347—including investment of cash collateral for securities loaned of $673,583)	1,903,347
Cash	47
Foreign currencies, at value (cost $38,223)	38,821
Unrealized appreciation on forward currency exchange contracts	598,947
Unaffiliated dividends receivable	116,261
Receivable for investment securities sold	14,944
Affiliated dividends receivable	4,906
Receivable due from Adviser	1,786
Receivable for capital stock sold	608

Total assets	40,622,826

LIABILITIES
Payable for collateral received on securities loaned	673,583
Unrealized depreciation on forward currency exchange contracts	297,830
Custody and accounting fees payable	109,160
Payable for capital stock redeemed	78,233
Foreign capital gains tax payable	60,176
Advisory fee payable	24,380
Administrative fee payable	23,937
Distribution fee payable	4,289
Transfer Agent fee payable	150
Accrued expenses	73,536

Total liabilities	1,345,274

NET ASSETS	$39,277,552

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,234
Additional paid-in capital	31,316,012
Distributable earnings	7,959,306

NET ASSETS	$39,277,552

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$18,503,767	1,035,359	$17.87

B	$20,773,785	1,198,585	$17.33

(a)	Includes securities on loan with a value of $2,122,516 (see Note E).

See notes to financial statements.

13

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2023	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $81,117)	$599,633
Affiliated issuers	91,681
Interest	5,246
Securities lending income	1,958

698,518

EXPENSES
Advisory fee (see Note B)	292,460
Distribution fee—Class B	51,710
Transfer agency—Class A	1,912
Transfer agency—Class B	2,160
Administrative	95,094
Custody and accounting	67,572
Audit and tax	66,239
Legal	29,409
Printing	26,477
Directors’ fees	17,312
Miscellaneous	17,071

Total expenses	667,416
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(21,762)

Net expenses	645,654

Net investment income	52,864

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	331,160
Forward currency exchange contracts	(586,191)
Foreign currency transactions	(18,658)
Net change in unrealized appreciation (depreciation) of:
Investments(b)	5,095,963
Forward currency exchange contracts	(258,447)
Foreign currency denominated assets and liabilities	7,917

Net gain on investment and foreign currency transactions	4,571,744

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,624,608

(a)	Net of foreign realized capital gains taxes of $24,380.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $8,564.

See notes to financial statements.

14

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$52,864	$(8,120)
Net realized gain (loss) on investment and foreign currency transactions	(273,689)	347,829
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	4,845,433	(16,078,192)

Net increase (decrease) in net assets from operations	4,624,608	(15,738,483)
Distributions to Shareholders
Class A	(673,198)	(3,231,780)
Class B	(774,059)	(3,834,063)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(2,786,817)	4,146,604

Total increase (decrease)	390,534	(18,657,722)
NET ASSETS
Beginning of period	38,887,018	57,544,740

End of period	$39,277,552	$38,887,018

See notes to financial statements.

15

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2023	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Sustainable International Thematic Portfolio (the “Portfolio”) (formerly known as AB International Growth Portfolio) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 10 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

16

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2023:

	Level 1		Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$1,020,360		$7,749,595	$–0	–	$8,769,955
Information Technology	2,991,154		5,246,979	–0	–	8,238,133
Health Care	2,663,924		3,995,344	–0	–	6,659,268
Industrials	2,376,345		3,284,275	–0	–	5,660,620
Consumer Staples	–0	–	4,798,652	–0	–	4,798,652
Consumer Discretionary	1,033,472		1,365,439	–0	–	2,398,911

17

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Materials	$–0	–	$732,042		$–0	–	$732,042
Energy	–0	–	685,578		–0	–	685,578
Short-Term Investments	1,229,764		–0	–	–0	–	1,229,764
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	673,583		–0	–	–0	–	673,583

Total Investments in Securities	11,988,602		27,857,904	(a)	–0	–	39,846,506
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	598,947		–0	–	598,947
Liabilities:
Forward Currency Exchange Contracts	–0	–	(297,830)		–0	–	(297,830)

Total	$11,988,602		$28,159,021		$–0	–	$40,147,623

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

18

AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to .05% on an annual basis of the average net assets for Class A and Class B. For the year ended December 31, 2023, such reimbursements/waivers amounted to $19,498. This fee waiver and/or expense reimbursement agreement extends through May 1, 2024 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2023, the reimbursement for such services amounted to $95,094.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,800 for the year ended December 31, 2023.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2023, such waiver amounted to $2,100.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2023 is as follows:

Portfolio	Market Value 12/31/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,145		$10,943	$10,859	$1,229	$92
Government Money Market Portfolio*	–0	–	5,963	5,289	674	1

Total					$1,903	$93

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

19

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$10,624,350		$15,307,444
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$32,184,686

Gross unrealized appreciation	$9,336,777
Gross unrealized depreciation	(1,655,384)

Net unrealized appreciation	$7,681,393

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2023, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single

20

AB Variable Products Series Fund

net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2023, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$598,947	Unrealized depreciation on forward currency exchange contracts	$297,830

Total		$598,947		$297,830

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(586,191)	$(258,447)

Total		$(586,191)	$(258,447)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2023:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$18,005,899
Average principal amount of sale contracts	$10,951,741

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$246,932	$–0	–	$–0	–	$–0	–	$246,932
Barclays Bank PLC	10,099	(1,572)		–0	–	–0	–	8,527
Citibank, NA	70,373	(70,373)		–0	–	–0	–	–0	–
Deutsche Bank AG	324	(324)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	374	–0	–	–0	–	–0	–	374
Morgan Stanley Capital Services, Inc.	4,712	(4,712)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	158,789	(83,890)		–0	–	–0	–	74,899
UBS AG	107,344	–0	–	–0	–	–0	–	107,344

Total	$598,947	$(160,871)		$–0	–	$–0	–	$438,076	^

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SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,572	$(1,572)	$–0	–	$–0	–	$–0	–
Citibank, NA	124,901	(70,373)	–0	–	–0	–	54,528
Deutsche Bank AG	3,553	(324)	–0	–	–0	–	3,229
Morgan Stanley Capital Services, Inc.	83,914	(4,712)	–0	–	–0	–	79,202
State Street Bank & Trust Co.	83,890	(83,890)	–0	–	–0	–	–0	–

Total	$297,830	$(160,871)	$–0	–	$–0	–	$136,959	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

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AB Variable Products Series Fund

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$2,122,516	$673,583	$1,563,206	$1,407	$551	$164

*	As of December 31, 2023.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Class A
Shares sold	30,025	46,298	$508,454	$910,370
Shares issued in reinvestment of distributions	39,004	182,587	673,198	3,231,780
Shares redeemed	(136,516)	(108,658)	(2,344,683)	(2,111,779)

Net increase (decrease)	(67,487)	120,227	$(1,163,031)	$2,030,371

Class B
Shares sold	83,117	80,711	$1,404,702	$1,510,744
Shares issued on reinvestment of distributions	46,212	222,393	774,059	3,834,063
Shares redeemed	(225,443)	(171,634)	(3,802,547)	(3,228,574)

Net increase (decrease)	(96,114)	131,470	$(1,623,786)	$2,116,233

At December 31, 2023, certain shareholders of the Portfolio owned 78% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV, than would be the case if the Portfolio were invested in a larger number of companies.

Sector Risk—The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financial services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Portfolio may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Portfolio’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

23

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

LIBOR Replacement Risk—The Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2023.

24

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Net long-term capital gains	$1,447,257	7,065,843

Total taxable distributions paid	$1,447,257	$7,065,843

As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed capital gains	$332,597
Unrealized appreciation (depreciation)	7,626,709	(a)

Total accumulated earnings (deficit)	$7,959,306

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2023, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K: Subsequent Events

At a meeting of the Board held on October 31-November 2, 2023, the Board approved the liquidation and termination of the Portfolio (the “Liquidation”). The Portfolio expects to make liquidating distributions on or about April 16, 2024 and will convert its assets to cash shortly before this date. The insurance company separate accounts through which owners of variable insurance contracts hold interests in the Portfolio will give such Contractholders notice of the Liquidation as well as information about allocating their variable insurance contract assets to other investment options available under their contracts.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

25

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.46	$27.11	$27.56	$23.49	$18.99

Income From Investment Operations
Net investment income (loss)(a)(b)	.05	.02	(.02)	(.10)	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.01	(7.27)	2.29	6.65	5.08

Net increase (decrease) in net asset value from operations	2.06	(7.25)	2.27	6.55	5.16

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	–0	–	(.34)	(.13)
Distributions from net realized gain on investment transactions	(.65)	(3.40)	(2.72)	(2.14)	(.53)

Total dividends and distributions	(.65)	(3.40)	(2.72)	(2.48)	(.66)

Net asset value, end of period	$17.87	$16.46	$27.11	$27.56	$23.49

Total Return
Total investment return based on net asset value(c)	12.63%	(27.61)%	8.25%	29.94%	27.53%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,504	$18,149	$26,641	$27,410	$24,123
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.52%	1.53%	1.23%	1.31%	1.36%
Expenses, before waivers/reimbursements(d)‡	1.58%	1.59%	1.28%	1.37%	1.41%
Net investment income (loss)(b)	.27%	.12%	(.09)%	(.42)%	.40%
Portfolio turnover rate	29%	38%	25%	34%	49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.00%	.00%	.00%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.02	$26.57	$27.12	$23.15	$18.71

Income From Investment Operations
Net investment income (loss)(a)(b)	.00	(e)	(.03)	(.09)	(.15)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.96	(7.12)	2.26	6.54	5.00

Net increase (decrease) in net asset value from operations	1.96	(7.15)	2.17	6.39	5.03

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	–0	–	(.28)	(.06)
Distributions from net realized gain on investment transactions	(.65)	(3.40)	(2.72)	(2.14)	(.53)

Total dividends and distributions	(.65)	(3.40)	(2.72)	(2.42)	(.59)

Net asset value, end of period	$17.33	$16.02	$26.57	$27.12	$23.15

Total Return
Total investment return based on net asset value(c)	12.35%	(27.81)%	8.01%	29.60%	27.23%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,774	$20,738	$30,904	$32,068	$29,756
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.77%	1.78%	1.48%	1.56%	1.61%
Expenses, before waivers/reimbursements(d)‡	1.83%	1.84%	1.53%	1.62%	1.66%
Net investment income (loss)(b)	.02%	(.14)%	(.34)%	(.67)%	.15%
Portfolio turnover rate	29%	38%	25%	34%	49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.00%	.00%	.00%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2023 and December 31, 2022, such waiver amounted to .01% and .01%, respectively.

(e)	Amount is less than $.005.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Sustainable International Thematic Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable International Thematic Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2024

28

2023 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2023. The Portfolio designates $1,447,257 of dividends paid as long-term capital gain dividends.

29

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS
Daniel C. Roarty(2), Vice President Benjamin Ruegsegger(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Messrs. Roarty and Ruegsegger are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

30

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors and Advisory Board member is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas 48 New York, NY 10105 (2021)	Senior Vice President of the Adviser**, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	82	None

DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2008)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

31

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017–2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014–2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,## 80 (2005)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016, and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

33

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr. ## 82 (2005)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

ADVISORY BOARD MEMBER

Emilie D. Wrapp,# 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023–June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

*

The address for the Portfolio’s disinterested Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors or Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former role with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

34

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Chief Investment Officer of Sustainable Thematic Equities.

Benjamin Ruegsegger 44	Vice President	Senior Vice President and Senior Research Analyst of the Adviser**, with which he has been associated since prior to 2019.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

35

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

36

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable International Thematic Portfolio (formerly AB International Growth Portfolio) (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

37

SUSTAINABLE INTERNATIONAL THEMATIC PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the median and discussed with the Adviser the reasons it was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

38

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians, after giving effect to a voluntary waiver by the Adviser. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

39

VPS-SIT-0151-1223

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Balanced Hedged Allocation Portfolio	2022	75,807	—	13,457
	2023	60,807	—	29,670
AB Sustainable Global Thematic Portfolio	2022	44,022	—	1,816
	2023	44,022	—	19,327
AB Relative Value Portfolio	2022	32,974	—	2,648
	2023	32,974	—	19,617
AB Sustainable International Thematic Portfolio	2022	44,022	—	3,551
	2023	44,022	—	22,330
AB International Value Portfolio	2022	44,022	—	20,557
	2023	44,022	—	46,938
AB Large Cap Growth Portfolio	2022	32,974	—	1,831
	2023	32,974	—	17,220
AB Small Cap Growth Portfolio	2022	32,974	—	2,696
	2023	32,974	—	18,663
AB Discovery Value Portfolio	2022	37,394	—	6,897
	2023	37,394	—	19,663
AB Dynamic Asset Allocation Portfolio	2022	89,404	—	16,219
	2023	89,404	—	59,547
AB Global Risk Allocation-Moderate Portfolio	2022	58,830	—	14,577
	2023	58,830	—	34,712

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Hedged Allocation Portfolio	2022	$1,998,140	$13,457
			—
			$(13,457)
	2023	$1,917,111	$29,670
			—
			(29,670)
AB Sustainable Global Thematic Portfolio	2022	$1,986,499	$1,816
			—
			$(1,816)
	2023	$1,906,768	$19,327
			—
			(19,327)
AB Relative Value Portfolio	2022	$1,987,331	$2,648
			$—
			$(2,648)
	2023	$1,907,058	$19,617
			—
			(19,617)
AB Sustainable International Thematic Portfolio	2022	$1,988,234	$3,551
			—
			$(3,551)
	2023	$1,909,771	$22,330
			—
			(22,330)
AB International Value Portfolio	2022	$2,005,240	$20,557
			—
			$(20,557)
	2023	$1,934,379	$46,938
			—
			(46,938)
AB Large Cap Growth Portfolio	2022	$1,986,514	$1,831
			—
			$(1,831)
	2023	$1,904,661	$17,220
			—
			(17,220)
AB Small Cap Growth Portfolio	2022	$1,987,379	$2,696
			—
			$(2,696)
	2023	$1,906,104	$18,663
			—
			(18,663)
AB Discovery Value Portfolio	2022	$1,991,580	$6,897
			—
			$(6,897)
	2023	$1,907,104	$19,663
			—
			(19,663)
AB Dynamic Asset Allocation Portfolio	2022	$2,000,902	$16,219
			—
			$(16,219)
	2023	$1,946,988	$59,547
			—
			(59,547)
AB Global Risk Allocation-Moderate Portfolio	2022	$1,999,260	$14,577
			—
			$(14,577)
	2023	$1,922,153	$34,712
			—
			(34,712)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

13(a)(1)	Code of ethics that is subject to the disclosure of Item 2 hereof

13(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Variable Products Series Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: February 14, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: February 14, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date: February 14, 2024